UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2023

Date of reporting period:	8/31/2023

Item 1 – Reports to Stockholders

PGIM FIXED INCOME ETFs

PGIM Ultra Short Bond ETF (PULS)

PGIM Active High Yield Bond ETF (PHYL)

PGIM Active Aggregate Bond ETF (PAB)

PGIM Total Return Bond ETF (PTRB)

PGIM Floating Rate Income ETF (PFRL)

PGIM AAA CLO ETF (PAAA)

PGIM Short Duration Multi-Sector Bond ETF (PSDM)

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Fixed Income ETFs informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President
PGIM Fixed Income ETFs October 16, 2023

PGIM Fixed Income ETFs 3

PGIM Ultra Short Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Net Asset Value (NAV)	5.31	2.24	2.28 (4/5/2018)

Market Price*	5.34	2.24	2.28 (4/5/2018)

ICE BofA US 3-Month Treasury Bill Index

	4.25	1.65	1.67

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the ICE BofA 3-Month Treasury Bill Index by portraying the initial account values at the commencement of operations (April 5, 2018) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on April 5, 2018, while the Index assumes that the initial investment occurred on March 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs 5

PGIM Ultra Short Bond ETF

Your Fund’s Performance (continued)

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	37.0

AA	27.4

A	18.2

BBB	16.1

Cash/Cash Equivalents	1.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

2.23	5.30	5.30

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Ultra Short Bond ETF returned 5.31% based on net asset value in the 12-month reporting period that ended August 31, 2023, outperforming the 4.25% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

●

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half.

●

Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

●

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From -0.30% on August 31, 2022, the 10-year/2-year US Treasury spread declined to -0.76% at the end of the reporting period, while the 2-year US Treasury yield rose by 140 bps to end the reporting period at 4.85%.

●

Just as longer-term US Treasuries saw substantial volatility throughout the reporting period, yields on short-term securities, which influence money market yields, also rose substantially. The 3-month US Treasury bill rose from 2.96% to 5.56% during the reporting period, while the Secured Overnight Financing Rate rose from 2.29% to 5.30%.

●

In the short-term credit markets, investment-grade credit spreads were relatively unchanged over the entirety of the reporting period, despite experiencing heightened intra-quarter volatility. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration US Treasuries by 0.66% during the reporting period.

What worked?

●	During the reporting period, the Fund emphasized spread assets—including short-term, investment-grade debt of financial, consumer cyclical and non-cyclical,

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and utility companies—ranging across the rating spectrum from AAA to BBB. Other spread sector assets included commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs).

●	Overall positioning in short-term, investment-grade corporates, CLOs, and CMBS contributed to performance during the reporting period.

●	Within credit, selections in banking, automotive, and electric utilities contributed to performance.

●

Overall yield curve positioning also contributed to performance during the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

What didn’t work?

No positions materially detracted from the Fund’s performance relative to the Index during the reporting period.

Did the Fund use derivatives?

During the reporting period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus US Treasuries, while mitigating interest rate risk. Overall, the positions contributed to performance during the reporting period.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller, and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of a downshift on inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5%. With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, PGIM Fixed Income’s expectation is for interest rate volatility to continue to decline.

●

PGIM Fixed Income continues to emphasize well-researched, short-term credit sectors in the expectation that these assets are likely to offer the most value from a total return perspective. PGIM Fixed Income also continues to seek out investments with the best total return potential.

PGIM Fixed Income ETFs 9

Strategy and Performance Overview* (continued)

●

PGIM Fixed Income continues to find value within investment-grade corporates and structured products (CLOs, CMBS), which represent attractive value in relation to US Treasuries and agency mortgage-backed securities.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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PGIM Active High Yield Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	6.32	3.69 (9/24/2018)

Market Price*	6.80	3.72 (9/24/2018)

Bloomberg US High Yield Very Liquid Index

	7.20	2.86

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Fixed Income ETFs 11

PGIM Active High Yield Bond ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Very Liquid Index by portraying the initial account values at the commencement of operations (September 24, 2018) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on September 24, 2018, while the Index assumes that the initial investment occurred on September 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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Benchmark Definition

Bloomberg US High Yield Very Liquid Index (VLI)—The Bloomberg US High Yield Very Liquid Index is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed rate corporate bond market. The Index uses the same eligibility criteria as the US Corporate High Yield Index, but includes only the three largest bonds from each issuer that have a minimum amount outstanding of USD500mn and less than five years from issue date. The Index also limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

PGIM Fixed Income ETFs 13

PGIM Active High Yield Bond ETF

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	11.1

BBB	4.8

BB	41.6

B	28.5

CCC	10.0

CC	0.1

D	0.1

Not Rated	1.8

Cash/Cash Equivalents	2.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

Total Dividends	SEC 30-Day	SEC 30-Day
Paid for	Subsidized	Unsubsidized

One Year ($)	Yield* (%)	Yield** (%)

2.53	8.25	8.25

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

14 Visit our website at pgim.com/investments

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Active High Yield Bond ETF returned 6.32% based on net asset value in the 12-month reporting period that ended August 31, 2023, underperforming the 7.20% return of the Bloomberg US High Yield Very Liquid Index (the Index).

What were the market conditions?

●

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

●

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 113 basis points (bps) to 372 bps as of the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

●

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw $11.7 billion of outflows during the first eight months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $111.2 billion through the first eight months of 2023, or just $40.8 billion excluding refinancing activity.

●

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.40%, which was below its long-term historical average but 75 bps higher than the beginning of the year and 119 bps higher than a year earlier, according to J.P. Morgan.

What worked?

●

Overall sector allocation contributed to the Fund’s performance during the reporting period, with an overweight relative to the Index to building materials & home construction, along with underweights relative to the Index to media & entertainment and telecom being the largest contributors.

●	While overall security selection detracted from performance, selections in healthcare & pharmaceuticals, technology, and building materials & home construction contributed.

●

In individual security selection, positioning in Bausch Health Americas Inc. (healthcare & pharmaceuticals), Altice France Holding SA (telecom), and Lumen Technologies Inc. (telecom) were among the largest contributors to performance.

What didn’t work?

●

Overall security selection was the largest detractor from the Fund’s performance during the reporting period, with selections in media & entertainment, telecom, and upstream energy detracting the most.

PGIM Fixed Income ETFs 15

Strategy and Performance Overview* (continued)

●

While overall sector allocation contributed, underweights relative to the Index to gaming/lodging/leisure and transportation & environment services, along with an overweight to cable & satellite, detracted.

●	In individual security selection, positioning in Diamond Sports Group LLC (media & entertainment), Digicel Ltd. (telecom), and Venator Materials LLC (chemicals) detracted from results.

●

Having less beta, on average, in the Fund relative to the Index over the reporting period had a negative impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Did the Fund use derivatives?

The Fund used credit index derivatives and interest rate futures to manage its overall risk profile during the reporting period, the aggregate impact of which was positive.

Current outlook

●

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

●

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

●

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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PGIM Active Aggregate Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	-0.92	-4.84 (4/12/2021)

Market Price*	-0.79	-4.78 (4/12/2021)

Bloomberg US Aggregate Bond Index

	-1.19	-4.33

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Fixed Income ETFs 17

PGIM Active Aggregate Bond ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations (April 12, 2021) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on April 15, 2021, while the the Index assumes that the initial investment occurred on March 31, 2021. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

18 Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	65.5

AA	6.2

A	11.3

BBB	16.2

Cash/Cash Equivalents	0.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

1.47	4.69	4.69

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs 19

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Active Aggregate Bond ETF returned -0.92% based on net asset value in the 12-month reporting period that ended August 31, 2023, outperforming the -1.19% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half.

●

Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

●

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From –0.30% on August 31, 2022, the 10-year/2-year US Treasury spread declined to –0.76% at the end of the reporting period, while the 2-year US Treasury yield rose by 140 bps to end the reporting period at 4.85%.

●

Despite elevated volatility, US investment-grade corporate spreads tightened over the reporting period, as expectations for an economic hard landing moderated and fundamentals remained solid. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging markets sector posted positive total returns, and spreads tightened through the first part of 2023 as headwinds turned to tailwinds. Meanwhile, agency mortgage-backed securities (MBS) underperformed versus US Treasuries over the reporting period, as elevated interest rate volatility weighed on the sector over the first half of the reporting period.

20 Visit our website at pgim.com/investments

What worked?

●

Overall security selection and sector allocation both contributed to the Fund’s performance over the reporting period. Within security selection, selections in investment-grade corporates, Treasuries, and emerging markets contributed the most.

●	Within sector allocation, overweights relative to the Index to CLOs, municipal bonds, and asset-backed securities (ABS) contributed the most.

●	Within credit, positioning in foreign non-corporates, midstream energy, and banking contributed to results.

●

In individual security selection, the Fund benefited from positioning in J.P Morgan Chase &Co. (banking), Toll Brothers Finance Corp. (building materials & home construction), and Mexico City Airport Trust (foreign non-corporates).

What didn’t work?

●	While overall security selection contributed to the Fund’s performance during the reporting period, selection in MBS and municipal bonds detracted from performance.

●	While overall sector allocation contributed, an underweight to investment-grade corporates relative to the Index detracted from performance.

●	Within credit, positioning in electric utilities was a modest detractor.

●	In individual security selection, the Fund’s positioning in Berkshire Hathaway Inc. (electric utilities), Oracle Corp. (technology), and The Republic of Indonesia detracted from performance.

●

The Fund’s yield curve and duration positioning detracted from performance during the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions contributed to performance.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller, and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

PGIM Fixed Income ETFs 21

Strategy and Performance Overview* (continued)

●

Clear and sustained evidence of a downshift on inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5%, prior to initiating a 50–75 bps fine-tuning campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, PGIM Fixed Income believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

●

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for interest rate volatility to continue to decline, spreads should remain range bound or, more likely, narrow in the months ahead, boosting fixed income returns. The combination of increased income and the potential for capital appreciation creates an attractive total return profile for those with longer-term time horizons, in PGIM Fixed Income’s view.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight investment-grade corporates and securitized products (CLOs, CMBS, ABS). The Fund continues to hold a significant underweight to US Treasuries in favor of more attractive opportunities across spread sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

22 Visit our website at pgim.com/investments

PGIM Total Return Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	0.27	-7.40 (12/2/2021)

Market Price*	0.18	-7.37 (12/2/2021)

Bloomberg US Aggregate Bond Index

	-1.19	-7.07

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Fixed Income ETFs 23

PGIM Total Return Bond ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations (December 2, 2021) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on December 8, 2021, while the Index assumes that the initial investment occurred on November 30, 2021. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

24 Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

PGIM Fixed Income ETFs 25

PGIM Total Return Bond ETF

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	53.5

AA	6.8

A	9.1

BBB	20.6

BB	6.1

B	2.9

CCC	0.2

Not Rated	0.6

Cash/Cash Equivalents	0.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

2.12	5.33	5.33

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

26 Visit our website at pgim.com/investments

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Total Return Bond ETF returned 0.27% based on net asset value in the 12-month reporting period that ended August 31, 2023, outperforming the –1.19% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half.

●

Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

●

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From –0.30% on August 31, 2022, the 10-year/2-year US Treasury spread declined to –0.76% at the end of the reporting period, while the 2-year US Treasury yield rose by 140 bps to end the reporting period at 4.85%.

●

Despite elevated volatility, US investment-grade corporate spreads tightened over the reporting period, as expectations for an economic hard landing moderated, and fundamentals remained solid. US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging markets sector posted positive total returns, and spreads tightened through the first part of 2023 as headwinds turned to tailwinds. Meanwhile, agency mortgage-backed securities (MBS) underperformed versus US Treasuries over the reporting period, as elevated interest rate volatility weighed on the sector over the first half of the reporting period.

PGIM Fixed Income ETFs 27

Strategy and Performance Overview* (continued)

What worked?

●

Overall sector allocation and security selection both contributed to the Fund’s performance during the reporting period. Within sector allocation, overweights relative to the Index to high yield, CLOs, and municipal bonds, along with an underweight relative to the Index to MBS, contributed the most.

●	Within security selection, selections in investment-grade corporates, CLOs, non-agency MBS, and emerging markets contributed the most.

●	Within credit, positioning in foreign non-corporates, banking, and building materials & home construction contributed to results.

●	In individual security selection, the Fund benefited from positioning in JP Morgan Chase &Co. (banking), UBS Group AG (banking), and the Republic of Serbia.

●

The Fund’s yield curve positioning, particularly in US rates, contributed to returns. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

What didn’t work?

●	While overall sector allocation contributed to the Fund’s performance during the reporting period, an underweight relative to the Index to investment-grade corporates detracted from returns.

●	While overall security selection contributed, selections in US Treasuries and MBS detracted.

●	Within credit, positioning in cable & satellite and media & entertainment detracted.

●

In individual security selection, the Fund’s positioning in CSC Holdings LLC (cable & satellite), Diamond Sports Group LLC (media & entertainment), and MPT Operating Partnership LP (REITS) detracted from performance.

●	The Fund’s duration positioning detracted from returns during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance. The Fund also held positions in a credit default swap index (CDX) to hedge credit risk, which also detracted from performance.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller, and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the

28 Visit our website at pgim.com/investments

labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of a downshift on inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5%, prior to initiating a 50–75 bps fine-tuning campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, PGIM Fixed Income believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

●

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for interest rate volatility to continue to decline, spreads should remain range bound or, more likely, narrow in the months ahead, boosting fixed income returns. The combination of increased income and the potential for capital appreciation creates an attractive total return profile for those with longer-term time horizons, in PGIM Fixed Income’s view.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight investment-grade corporates, high yield, securitized products (CLOs, CMBS), and emerging markets. The Fund holds a significant underweight to MBS and US Treasuries in favor of more attractive opportunities across spread sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income ETFs 29

PGIM Floating Rate Income ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	9.32	7.87 (5/17/2022)

Market Price*	9.67	8.12 (5/17/2022)

Credit Suisse Leveraged Loan Index

	9.08	8.32

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

30 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations (May 17, 2022) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on May 17, 2022, while the Index assumes that the initial investment occurred on May 31, 2022. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs 31

PGIM Floating Rate Income ETF

Your Fund’s Performance (continued)

Benchmark Definition

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index is an unmanaged index that represents the investable universe of the US dollar-denominated leveraged loan market.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	2.2

AA	7.1

A	1.3

BBB	14.5

BB	29.4

B	43.5

CCC	2.0

Not Rated	0.1

Cash/Cash Equivalents	-0.1

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

3.93	8.37	8.37

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

32 Visit our website at pgim.com/investments

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Floating Rate Income ETF returned 9.32% based on net asset value in the 12-month reporting period that ended August 31, 2023, outperforming the 9.08% return of the Credit Suisse Leveraged Loan Index (the Index).

What were the market conditions?

●

US leveraged loans posted positive total returns over the reporting period amid rising short-term interest rates, robust collateralized loan obligation (CLO) demand, negligible net new supply, and resilient economic data.

●

Most of the Index’s gains during the reporting period were driven by interest income. By quality, CCC-rated loans outperformed both B-rated loans and BB-rated loans, as investors reached down the ratings spectrum in search of yield.

●

Despite sizeable outflows from bank loan mutual funds and ETFs as well as significant intra-quarter volatility, an improved growth outlook, better-than-expected earnings, and a decline in interest rate volatility in the latter part of the reporting period drove loan prices higher. The average price of all loans in the Index began the reporting period at $94.19, declining to a 12-month low of $91.58 in the fourth quarter of 2022 before ending the reporting period at $94.54.

●

Shifting monetary policy expectations, combined with a series of crises—including a string of regional bank failures and the debt ceiling debate—resulted in sizeable outflows from bank loan mutual funds and ETFs throughout much of the reporting period. Following a stretch of 15 consecutive monthly outflows totaling $56.7 billion, loan funds saw a $215 million inflow in August 2023. Meanwhile, CLO formation in 2023 slowed from the pace in 2022 but showed signs of accelerating in August 2023.

●

While gross loan issuance remained relatively stable, net new supply declined sharply. Through the first eight months of 2023, leveraged loan issuance totaled $199.8 billion, up 1.7% from the year-earlier period, while net new supply totaled $41.9 billion, down 69.6% from the year-earlier period.

●

Meanwhile, average spreads ended the reporting period at 556 basis points (bps), down from 564 bps at the beginning of the reporting period; and average yields rose to approximately 9.9% at the end of the reporting period from approximately 9.2% at the beginning of the reporting period, as the impact of rising interest rates contributed to higher all-in coupons. (One basis point equals 0.01%.)

●

Despite broad market volatility, solid credit fundamentals and a lack of near-term maturities continued to keep default rates below the long-term average of 3.1%. The par-weighted loan default rate, including distressed exchanges, ended the reporting period at 2.92%, up 156 bps from August 2022.

What worked?

●	Overall, security selection was the largest contributor to the Fund’s performance during the reporting period, with selections in banking, technology, and telecom contributing the most.

PGIM Fixed Income ETFs 33

Strategy and Performance Overview* (continued)

●	From a single-name credit perspective, positioning in JP Morgan Chase & Co. (banking), Lumen Technologies Inc. (telecom), and Cinemark USA Inc. (gaming, lodging & leisure) added value.

●

While overall sector allocation detracted, underweights relative to the Index to healthcare & pharmaceuticals and technology, along with overweights relative to the Index to electric utilities and paper & packaging, contributed to performance.

What didn’t work?

●

Overall, sector allocation detracted from the Fund’s performance during the reporting period. Overweights relative to the Index to banking and telecom, along with an underweight relative to the Index to finance & insurance, were the largest detractors.

●	While overall security selection contributed to performance, selections in media & entertainment, electric utilities, and paper & packaging detracted.

●

US Bancorp (banking), City Brewing Company LLC (consumer non-cyclical), and Sound Inpatient Physicians Holdings LLC (healthcare & pharmaceuticals) were the largest single-name detractors from performance.

●	The average market risk of the Fund was lower than that of the Index over the reporting period, which also detracted from performance.

Did the Fund use derivatives?

The Fund held interest rate futures and swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Overall, this strategy had a positive impact on performance during the reporting period. The Fund also held positions in a high yield credit default swap index (CDX) to hedge credit risk. This strategy had a positive impact on performance.

Current outlook

●

With its outlook tempered by recession risk, and against the backdrop of strong total returns so far this year, PGIM Fixed Income recently boosted its 2023 total return forecast to 8.75% from a range of 6% to 6.5%, supported by high all-in current coupons of approximately 8.9% and a yield-to-maturity of over 10%.

●

Ratings downgrades have started to pick up, and PGIM Fixed Income expects ratings agencies to downgrade credits more quickly than they upgrade them going forward. Given that the loan market is of lower quality than in prior cycles, with sponsor-owned low single-B-rated loans comprising a large portion of the overall market and the expectation that the rising cost of capital will reduce free cash flow, PGIM Fixed Income expects loan default rates to rise to a range of 4% to 4.5% by year-end 2023.

34 Visit our website at pgim.com/investments

●

Given the macroeconomic concerns, PGIM Fixed Income favors public BB-rated and high single-B-rated loans over sponsor-owned, low single-B-rated and CCC-rated loans, as those lower-quality loans are expected to be most impacted by the more challenging fundamental backdrop. Credit selection and deep, fundamental credit research/modeling is becoming increasingly important, and the avoidance of defaults is expected to be the biggest driver of alpha over the next 12 to 24 months.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income ETFs 35

PGIM AAA CLO ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/23* Since Inception (%)

Net Asset Value (NAV)	0.87 (7/19/2023)

Market Price**	0.92 (7/19/2023)

JP Morgan CLOIE AAA Index
1.87

*Not annualized

**The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

36 Visit our website at pgim.com/investments

Benchmark Definition

JP Morgan CLOIE AAA Index—The JP Morgan CLOIE AAA Index is a sub-component of the JP Morgan CLO Index (CLOIE) and covers securities in the US dollar-denominated CLO market. Index constituents consist of AAA rated floating-rate CLO securities from deals originated in post-crisis vintages, 2010 and later. The index utilizes a market-weighted methodology and is rebalanced monthly.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	98.7

Cash/Cash Equivalents	1.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

Total Dividends Paid for One Month ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

0.00	6.64	6.64

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs 37

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM AAA CLO ETF returned 0.87% based on net asset value from its inception on July 19, 2023, through August 31, 2023 (the reporting period). Over the same period, the JP Morgan CLOIE AAA Index (the Index) returned 1.87%.

What were the market conditions?

●

The overhang of uncertainty and economic negatives, interest rate volatility, and COVID-19-era supply/demand imbalances that prevailed through the first part of 2023 showed signs of dissipating during the reporting period.

●

US Treasuries sold off during the reporting period, and the yield curve steepened following a slew of encouraging economic news, including strong economic growth, a resilient labor market, and declining inflation. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) US 10-year Treasury yields rose 34 basis points (bps) over the reporting period while US 2-year Treasury yields rose 11 bps, and the 2-year/10-year curve steepened to –0.76%. (One basis point equals 0.01%.)

●

Although the US Federal Reserve (the Fed) raised interest rates by 25 bps during the reporting period and indicated that its inflation fight was not yet over at the July 2023 Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

Amid a generally more constructive tone in spread markets, PGIM Fixed Income saw a shift by investors to put money to work in floating rate products—specifically collateralized loan obligations (CLOs)—as the Fed signaled rates would remain higher for longer. Thus, CLO spreads remained resilient over the reporting period, with AAA-rated CLO spreads tightening approximately 10 bps since the Fund’s inception.

What worked?

●

Since the Fund’s inception, PGIM Fixed Income looked to capitalize on price appreciation throughout the rally. Thus, sourcing lower-dollar-priced AAA-rated tranches contributed to performance during the reporting period as prices rallied.

●

Additionally, PGIM Fixed Income looked to source a mix of assets in both the primary and secondary markets to balance the carry/convexity component of the Fund’s portfolio. (“Carry” is the coupon income received on a bond. “Convexity” measures the sensitivity of a bond’s duration to changes in yield.)

What didn’t work?

●	Ramping up of the Fund’s portfolio detracted 7 bps of excess returns over the reporting period due to wide bid/ask spreads.

●	Although the broader CLO market rallied throughout the reporting period, manager tiering (whereby the tranches of certain managers rallied more than others) was

38 Visit our website at pgim.com/investments

prevalent. As the Fund ramped up, PGIM Fixed Income looked to invest in higher quality and in larger CLO managers, which had less price appreciation than smaller/lesser-known CLO managers.

●

PGIM Fixed Income opportunistically looked to cover the secondary AAA-rated short positioning in the primary market. Thus, as CLOs rallied during the Fund’s ramp-up period, those tranches marginally contributed to the Index’s performance.

Did the Fund use derivatives?

The Fund did not use derivatives during the reporting period.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller—signs that most of the increases are behind us and that any hikes to come are likely to be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of a downshift in inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5% prior to initiating a 50 to 75 bps “fine-tuning” campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income believes senior CLO tranches remain attractive versus a variety of fixed income alternatives, including mezzanine tranches, on the basis of their high Sharpe ratios, favorable drawdown history, and robust structural protections. (A Sharpe ratio is a measure of risk-adjusted performance.)

●

Despite the general trend tighter over the past couple of months, PGIM Fixed Income remains opportunistic in the United States, as potential macroeconomic volatility still exists and deteriorating credit fundamentals on company bottom lines weigh on CLO valuations.

●

PGIM Fixed Income continues to favor high-quality bonds, which typically exhibit lower sensitivity to the underlying collateral. While underlying bank loans have been technically supported by low loan supply and strong demand, PGIM Fixed Income expects further deterioration in credit fundamentals, supporting its up-in-quality bias.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income ETFs 39

PGIM Short Duration Multi-Sector Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/23* Since Inception (%)

Net Asset Value (NAV)	0.79 (7/19/2023)

Market Price**	0.88 (7/19/2023)

Bloomberg US Government/Credit 1-3 Year Index

0.35

*Not annualized

**The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

40 Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US Government/Credit 1–3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	61.7

AA	6.3

A	7.5

BBB	13.9

BB	7.0

B	4.0

CCC	0.5

Cash/Cash Equivalents	-0.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

Total Dividends Paid for One Month ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

0.00	5.30	5.30

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs 41

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond ETF returned 0.79% based on net asset value from the Fund’s inception on July 19, 2023, through August 31, 2023 (the reporting period). Over the same period, the Bloomberg US Government/Credit 1-3 Year Index (the Index) returned 0.35%.

What were the market conditions?

●

The overhang of uncertainty and economic negatives, interest rate volatility, and COVID-19-era supply/demand imbalances that prevailed through the first part of 2023 showed signs of dissipating during the reporting period.

●

US Treasuries sold off during the reporting period, and the yield curve steepened following a slew of encouraging economic news, including strong economic growth, a resilient labor market, and declining inflation. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) US 10-year Treasury yields rose 34 basis points (bps) over the reporting period while US 2-year Treasury yields rose 11 bps, and the 2-year/10-year curve steepened to –0.76%. (One basis point equals 0.01%.)

●

Although the US Federal Reserve (the Fed) raised interest rates by 25 bps during the reporting period and indicated that its inflation fight was not yet over at the July 2023 Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

Amid a generally constructive tone in spread markets, US investment-grade corporate spreads tightened over the reporting period, as expectations for an economic hard landing moderated and fundamentals remained solid. Securitized credit spreads tightened, with high-quality collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads both tightening. After posting steep losses in 2022, the emerging markets sector posted positive total returns, and spreads tightened throughout the reporting period.

What worked?

●

Overall sector allocation and security selection both contributed to the Fund’s performance over the reporting period. Within sector allocation, overweights relative to the Index to high yield, CLOs, and investment-grade corporates contributed the most.

●	Within security selection, selections in CLOs, investment-grade corporates, and CMBS contributed the most.

●	Within credit, positioning in healthcare & pharmaceuticals, cable & satellite, and midstream energy contributed to results.

●

In individual security selection, the Fund benefited from positioning in Dish Network Corp. (cable & satellite), LifePoint Health Inc. (healthcare & pharmaceuticals), and Energy Transfer LP (midstream energy).

42 Visit our website at pgim.com/investments

●

The Fund’s duration positioning was a positive contributor over the period, as US Treasury yields rose and the curve steepened. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

●	While overall security selection contributed to the Fund’s performance during the reporting period, selections in high yield detracted.

●	Within credit, positioning in automotive and building materials & home construction detracted.

●	In individual security selection, the Fund’s positioning in Ford Motor Co. (automotive), Nexi S.p.A (technology), and Ziggo Bond Company BV (cable & satellite) detracted from performance.

●	The Fund’s yield curve positioning detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures to help manage duration positioning and yield curve exposure. In aggregate, these positions contributed to performance. The Fund also held positions in a credit default swap index (CDX) to hedge credit risk, which detracted from performance.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller, and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of a downshift in inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5% prior to initiating a 50 to 75 bps “fine-tuning” campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, it believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

●

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for interest rate volatility to continue to decline, spreads should remain range bound or, more likely, narrow in

PGIM Fixed Income ETFs 43

Strategy and Performance Overview* (continued)

the months ahead, boosting fixed income returns. The combination of increased income and the potential for capital appreciation creates an attractive total return profile for those with longer-term time horizons.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term. The Fund holds a significant underweight to US Treasuries in favor of more attractive opportunities across spread sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

44 Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Ultra Short Bond ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,027.60	0.15%	$0.77

Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

PGIM Fixed Income ETFs 45

Fees and Expenses (continued)

PGIM Active High Yield Bond ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,049.40	0.53%	$2.74

Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70

PGIM Active Aggregate Bond ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,010.00	0.19%	$0.96

Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

PGIM Total Return Bond ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,016.10	0.49%	$2.49

Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

PGIM Floating Rate Income ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,053.90	0.72%	$3.73

Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

PGIM AAA CLO ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual**	$1,000.00	$1,008.70	0.19%	$0.22

Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

PGIM Short Duration Multi-Sector Bond ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual**	$1,000.00	$1,007.90	0.40%	$0.47

Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which each Fund may invest.

**“Actual” expenses are calculated using 43-day period ended August 31, 2023 due to the Fund’s inception date of July 19, 2023.

46 Visit our website at pgim.com/investments

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BABs—Build America Bonds

BMO—BMO Capital Markets

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDS—Credit Default Swap

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CVR—Contingent Value Rights

DAC—Designated Activity Company

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

iBoxx—Bond Market Indices

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

Glossary (continued)

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

USOIS—United States Overnight Index Swap

PGIM Ultra Short Bond ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 72.2%

ASSET-BACKED SECURITIES 20.1%

Automobiles 2.8%
Americredit Automobile Receivables Trust, Series 2023-01, Class A2A	5.840%	10/19/26	32,178	$32,165,825
ARI Fleet Lease Trust, Series 2022-A, Class A2, 144A	3.120	01/15/31	1,658	1,634,691
Avis Budget Rental Car Funding AESOP LLC, Series 2022-03A, Class A, 144A	4.620	02/20/27	35,000	33,966,615
Donlen Fleet Lease Funding LLC, Series 2021-02, Class A2, 144A	0.560	12/11/34	1,747	1,712,210
Enterprise Fleet Financing LLC, Series 2021-02, Class A2, 144A	0.480	05/20/27	2,668	2,583,603
Series 2022-01, Class A2, 144A	3.030	01/20/28	8,147	7,957,658
Series 2022-03, Class A2, 144A	4.380	07/20/29	726	712,197
Series 2023-01, Class A2, 144A	5.510	01/22/29	6,200	6,163,001
Series 2023-02, Class A2, 144A	5.560	04/22/30	7,900	7,864,497
Ford Credit Floorplan Master Owner Trust A, Series 2023-01, Class A1, 144A	4.920	05/15/28	17,100	16,897,428
GM Financial Consumer Automobile Receivables Trust, Series 2022-02, Class A2	2.520	05/16/25	1,490	1,480,083
Hertz Vehicle Financing III LLC, Series 2023-03A, Class A, 144A	5.940	02/25/28	15,100	15,108,871
OneMain Direct Auto Receivables Trust, Series 2023-01A, Class A, 144A	5.410	11/14/29	17,100	16,953,892
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A2	2.630	10/15/24	1,149	1,144,184

				146,344,755

Collateralized Loan Obligations 16.3%
Allegro CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR2, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	6.520(c)	01/15/30	5,552	5,505,030
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-07A, Class AR2, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.090%)	6.717(c)	01/28/31	4,665	4,636,889
Ares CLO Ltd. (Cayman Islands), Series 2016-40A, Class A1RR, 144A, 3 Month SOFR + 1.132% (Cap N/A, Floor 0.870%)	6.440(c)	01/15/29	10,450	10,367,422
Series 2018-50A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.620(c)	01/15/32	11,330	11,273,855

See Notes to Financial Statements.

PGIM Fixed Income ETFs 49

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month SOFR + 1.092% (Cap N/A, Floor 0.000%)	6.468%(c)	11/17/27	146	$145,719
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	6.567(c)	04/23/31	16,392	16,330,183
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.670(c)	10/17/32	11,500	11,419,500
Series 2020-05A, Class A1, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.482%)	6.808(c)	01/20/32	5,397	5,378,110
Ballyrock CLO Ltd. (Cayman Islands), Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.598(c)	10/20/31	18,000	17,890,277
Battalion CLO Ltd. (Cayman Islands), Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708(c)	05/17/31	4,938	4,910,854
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R2, 144A, 3 Month SOFR + 1.132% (Cap N/A, Floor 1.132%)	6.440(c)	07/15/29	1,060	1,053,088
Series 2017-12A, Class A1R, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	6.520(c)	10/15/30	16,136	16,041,735
BlueMountain CLO Ltd. (Cayman Islands), Series 2018-22A, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)	6.650(c)	07/15/31	14,500	14,394,250
Canyon Capital CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 0.000%)	6.640(c)	07/15/31	20,000	19,931,946
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.570(c)	07/15/30	14,607	14,524,302
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.670(c)	04/15/32	8,000	7,898,880
Carlyle CLO Ltd. (Cayman Islands), Series C17A, Class A1AR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.661(c)	04/30/31	18,476	18,384,303
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.540(c)	04/17/31	4,967	4,943,368
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	17,935	17,845,780

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.588%(c)	04/20/31	17,122	$17,010,645
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)	6.608(c)	04/20/31	17,879	17,728,887
CarVal CLO Ltd. (Cayman Islands), Series 2019-01A, Class ANR, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.372%)	6.698(c)	04/20/32	7,222	7,181,940
CIFC Funding Ltd. (Cayman Islands), Series 2013-03RA, Class A1, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)	6.587(c)	04/24/31	2,000	1,990,000
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.605(c)	04/23/29	8,429	8,409,396
Series 2017-04A, Class A1R, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	6.557(c)	10/24/30	28,070	27,887,522
Crestline Denali CLO Ltd. (Cayman Islands), Series 2018-01A, Class AR, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.060%)	6.630(c)	10/15/31	15,000	14,883,703
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	6.800(c)	10/15/29	13,892	13,865,722
Ellington CLO Ltd. (Cayman Islands), Series 2019-04A, Class AR, 144A, 3 Month SOFR + 1.842% (Cap N/A, Floor 1.580%)	7.150(c)	04/15/29	1,471	1,471,516
Generate CLO Ltd. (Cayman Islands), Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.757(c)	01/22/31	10,156	10,090,964
Greywolf CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	6.766(c)	10/20/31	10,000	9,936,455
HPS Loan Management Ltd. (Cayman Islands), Series 11A-17, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.651(c)	05/06/30	7,390	7,353,655
ICG US CLO Ltd. (Cayman Islands), Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.643(c)	04/25/31	11,328	11,254,598
JMP Credit Advisors CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.280%)	6.850(c)	07/17/29	602	602,300

See Notes to Financial Statements.

PGIM Fixed Income ETFs 51

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.750%(c)	01/15/31	938	$932,952
Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.512(c)	07/18/30	14,206	14,144,924
KKR CLO Ltd., Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	10/17/31	14,000	13,915,762
Madison Park Funding Ltd. (Cayman Islands), Series 12A, Class AR, 144A, 3 Month SOFR + 1.092% (Cap N/A, Floor 0.000%)	6.437(c)	04/22/27	4,473	4,455,248
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.535(c)	10/21/30	23,072	22,986,683
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.733(c)	04/25/32	12,115	12,079,331
Series 2021-38A, Class X, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 1.212%)	6.520(c)	07/17/34	2,962	2,943,571
MidOcean Credit CLO (Cayman Islands), Series 2017-07A, Class A1R, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)	6.610(c)	07/15/29	6,305	6,266,906
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	07/20/31	5,250	5,236,875
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.561(c)	10/12/30	12,874	12,758,573
Nassau Ltd. (United Kingdom), Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.130% (Cap N/A, Floor 2.130%)	7.438(c)	01/15/31	32,927	33,054,165
Oaktree CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.717(c)	04/22/30	4,300	4,270,624
Ocean Trails CLO (Cayman Islands), Series 2019-07A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.580(c)	04/17/30	4,417	4,377,414
Octagon Investment Partners 49 Ltd. (Cayman Islands), Series 2020-05A, Class A1, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)	6.790(c)	01/15/33	22,000	21,926,293
OZLM Ltd. (Cayman Islands), Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)	6.650(c)	04/17/31	8,401	8,341,609

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands), (cont’d.) Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688%(c)	10/20/31	18,000	$17,818,027
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.700(c)	01/17/31	994	992,182
Series 2015-02A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.688(c)	07/20/30	1,104	1,102,130
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.062% (Cap N/A, Floor 1.062%)	6.388(c)	07/20/29	13,569	13,508,953
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.062% (Cap N/A, Floor 1.062%)	6.370(c)	10/15/29	14,666	14,592,658
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	7.128(c)	04/15/31	22,337	22,429,624
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.588(c)	10/20/31	22,000	21,830,721
PPM CLO Ltd. (Cayman Islands), Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 0.000%)	6.720(c)	07/15/31	11,000	10,906,416
Race Point CLO Ltd. (Cayman Islands), Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681(c)	02/20/30	15,830	15,754,111
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-03A, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 0.000%)	6.778(c)	10/20/30	12,450	12,425,197
Rockford Tower CLO Ltd., Series 2017-02A, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	10/15/29	13,082	13,025,193
Romark WM-R Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.618(c)	04/20/31	13,469	13,374,065
Shackleton CLO Ltd. (Cayman Islands), Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)	6.731(c)	05/07/31	19,869	19,650,835
Sound Point CLO Ltd. (Cayman Islands), Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.677(c)	10/23/31	10,000	9,911,797

See Notes to Financial Statements.

PGIM Fixed Income ETFs 53

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-03A, Class A1R, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)	6.568%(c)	10/20/30	8,687	$8,600,831
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	13,000	12,852,711
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.390% (Cap N/A, Floor 2.390%)	7.716(c)	01/20/32	31,606	31,737,768
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1L2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.672(c)	10/18/31	11,900	11,874,407
Series 2016-05A, Class ARR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.643(c)	10/25/28	307	307,021
Venture CLO Ltd. (Cayman Islands),
Series 2016-24A, Class ARR, 144A, 3 Month SOFR + 1.162% (Cap N/A, Floor 0.900%)	6.488(c)	10/20/28	5,787	5,738,581
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.583(c)	04/25/31	3,816	3,787,901
Series 2013-03A, Class A1RR, 144A, 3 Month SOFR + 1.411% (Cap N/A, Floor 1.150%)	6.721(c)	10/18/31	19,931	19,824,368
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)	6.562(c)	04/18/31	1,796	1,787,580
Series 2014-02A, Class A1RR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	04/17/30	1,287	1,282,894
Series 2016-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.658(c)	01/20/31	22,646	22,560,657
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	10/20/28	1,702	1,692,337
Series 2017-02A, Class A1R, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)	6.648(c)	10/20/29	788	782,604
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.788(c)	10/20/31	10,000	9,900,933
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.708(c)	07/20/32	20,000	19,750,482

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)	6.860%(c)	04/15/30	157	$156,032

				860,192,740

Consumer Loans 0.7%
OneMain Financial Issuance Trust,
Series 2023-02A, Class A1, 144A	5.840	09/15/36	34,900	35,040,895
SoFi Consumer Loan Program Trust,
Series 2021-01, Class A, 144A	0.490	09/25/30	219	216,516
Series 2023-01S, Class A, 144A	5.810	05/15/31	1,950	1,946,238

				37,203,649

Equipment 0.3%
Kubota Credit Owner Trust,
Series 2023-01A, Class A2, 144A	5.400	02/17/26	12,500	12,447,928
MMAF Equipment Finance LLC,
Series 2022-A, Class A2, 144A	2.770	02/13/25	5,991	5,921,201

				18,369,129

TOTAL ASSET-BACKED SECURITIES (cost $1,062,807,271)				1,062,110,273

CERTIFICATES OF DEPOSIT 2.1%
BNP Paribas SA, SOFR + 0.650%	5.950(c)	07/08/24	39,000	39,038,626
Canadian Imperial Bank of Commerce,
SOFR + 0.600%	5.900(c)	05/10/24	9,750	9,762,406
SOFR + 0.810% (Cap N/A, Floor 0.000%)	6.110(c)	12/11/23	15,000	15,029,799
Lloyds Bank Corporate Markets PLC, SOFR + 0.540%	5.840(c)	01/31/24	21,233	21,232,822
Toronto-Dominion Bank (The),
SOFR + 0.650%	5.950(c)	09/13/24	10,000	10,003,736
SOFR + 0.670%	5.970(c)	03/25/24	15,000	15,019,753

TOTAL CERTIFICATES OF DEPOSIT (cost $109,976,232)				110,087,142

See Notes to Financial Statements.

PGIM Fixed Income ETFs 55

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.1%
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A4	3.170%	07/15/49	21,000	$19,416,596
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class A1	1.079	04/15/53	654	631,798
Benchmark Mortgage Trust,
Series 2018-B02, Class A2	3.662	02/15/51	227	226,227
Series 2018-B03, Class A2	3.848	04/10/51	225	217,955
Series 2018-B05, Class A2	4.077	07/15/51	589	567,773
Series 2020-B18, Class A1	0.875	07/15/53	643	615,449
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4	4.131	11/10/46	36,731	36,571,278
Series 2014-GC21, Class A4	3.575	05/10/47	5,912	5,853,875
Series 2014-GC21, Class AAB	3.477	05/10/47	62	62,073
Series 2014-GC23, Class A3	3.356	07/10/47	10,926	10,729,703
Series 2014-GC23, Class AAB	3.337	07/10/47	212	209,893
Series 2014-GC25, Class A3	3.372	10/10/47	6,519	6,369,999
Series 2014-GC25, Class A4	3.635	10/10/47	15,760	15,228,405
Series 2015-GC29, Class A4	3.192	04/10/48	9,325	8,869,414
Series 2015-GC33, Class A4	3.778	09/10/58	2,250	2,126,551
Series 2016-P04, Class A2	2.450	07/10/49	3,635	3,460,979
Commercial Mortgage Trust,
Series 2012-CR04, Class A3	2.853	10/15/45	90	83,432
Series 2013-CR12, Class A4	4.046	10/10/46	5,906	5,877,417
Series 2014-CR16, Class A3	3.775	04/10/47	16,856	16,603,741
Series 2014-CR16, Class A4	4.051	04/10/47	11,285	11,086,436
Series 2014-CR17, Class ASB	3.598	05/10/47	64	63,826
Series 2014-CR18, Class A4	3.550	07/15/47	3,671	3,596,641
Series 2014-CR20, Class A3	3.326	11/10/47	4,491	4,397,442
Series 2014-CR21, Class A3	3.528	12/10/47	10,423	10,114,906
Series 2014-UBS02, Class A4	3.691	03/10/47	2,874	2,852,023
Series 2014-UBS02, Class A5	3.961	03/10/47	16,690	16,534,691
Series 2014-UBS02, Class ASB	3.472	03/10/47	127	126,352
Series 2014-UBS03, Class A3	3.546	06/10/47	837	823,964
Series 2014-UBS03, Class A4	3.819	06/10/47	3,812	3,731,224
Series 2014-UBS04, Class A4	3.420	08/10/47	33,380	32,493,474
Series 2014-UBS05, Class A3	3.565	09/10/47	24,504	24,109,261
Series 2014-UBS06, Class A4	3.378	12/10/47	8,136	7,897,870
Series 2014-UBS06, Class A5	3.644	12/10/47	7,835	7,532,509
Series 2015-CR22, Class A3	3.207	03/10/48	820	783,433
Series 2015-CR22, Class A4	3.048	03/10/48	21,900	21,069,031
Series 2015-CR23, Class ASB	3.257	05/10/48	690	675,395

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, (cont’d.)
Series 2015-CR24, Class A4	3.432%	08/10/48	8,262	$7,891,885
Series 2015-CR24, Class ASB	3.445	08/10/48	1,250	1,227,891
Series 2015-CR26, Class A4	3.630	10/10/48	12,465	11,850,873
Series 2015-LC19, Class A3	2.922	02/10/48	17,197	16,624,470
Series 2015-LC21, Class A4	3.708	07/10/48	11,000	10,538,756
Series 2015-PC01, Class A5	3.902	07/10/50	17,737	17,051,462
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A4	3.504	06/15/57	8,500	8,125,697
Series 2016-C05, Class ASB	3.533	11/15/48	1,817	1,757,741
Series 2016-C06, Class A5	3.090	01/15/49	14,500	13,433,207
Series 2016-C07, Class A4	3.210	11/15/49	6,372	5,963,816
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	3,936	3,747,972
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)	6.125(c)	11/21/35	5,369	5,130,221
GS Mortgage Securities Trust,
Series 2014-GC18, Class A3	3.801	01/10/47	1,285	1,279,022
Series 2014-GC18, Class A4	4.074	01/10/47	7,185	7,122,743
Series 2014-GC22, Class A4	3.587	06/10/47	9,840	9,676,552
Series 2014-GC22, Class AAB	3.467	06/10/47	105	104,866
Series 2014-GC24, Class A4	3.666	09/10/47	18,437	18,006,968
Series 2015-GC28, Class A4	3.136	02/10/48	17,959	17,481,190
Series 2015-GC30, Class A4	3.382	05/10/50	22,540	21,449,190
Series 2016-GS02, Class A4	3.050	05/10/49	14,962	13,911,210
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A4	4.199	01/15/47	14,334	14,229,987
Series 2014-C18, Class A4A2, 144A	3.794	02/15/47	4,343	4,317,864
Series 2014-C21, Class A4	3.493	08/15/47	17,071	16,806,817
Series 2014-C23, Class A5	3.934	09/15/47	13,955	13,553,370
Series 2014-C24, Class A5	3.639	11/15/47	10,830	10,416,744
Series 2014-C25, Class A4A1	3.408	11/15/47	1,107	1,068,849
Series 2014-C25, Class ASB	3.407	11/15/47	1,342	1,316,230
Series 2014-C26, Class A3	3.231	01/15/48	17,883	17,435,734
Series 2014-C26, Class A4	3.494	01/15/48	13,000	12,470,269
Series 2015-C29, Class A4	3.611	05/15/48	30,892	29,293,293
Series 2015-C32, Class A4	3.329	11/15/48	19,126	18,524,785
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class A1	1.066	05/13/53	2,640	2,520,416
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class ASB	2.713	08/15/49	4,498	4,277,882

See Notes to Financial Statements.

PGIM Fixed Income ETFs 57

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class A5	4.064%	02/15/47	8,447	$8,374,804
Series 2014-C15, Class A4	4.051	04/15/47	5,904	5,853,069
Series 2014-C16, Class A4	3.600	06/15/47	15,353	15,142,433
Series 2014-C17, Class A4	3.443	08/15/47	12,864	12,660,063
Series 2014-C19, Class A4	3.526	12/15/47	5,325	5,124,961
Series 2014-C19, Class ASB	3.326	12/15/47	1,868	1,840,947
Series 2015-C21, Class A3	3.077	03/15/48	13,374	12,777,948
Series 2015-C21, Class A4	3.338	03/15/48	5,679	5,419,370
Series 2015-C23, Class A3	3.451	07/15/50	8,777	8,388,668
Series 2015-C23, Class ASB	3.398	07/15/50	801	782,542
Series 2015-C26, Class A5	3.531	10/15/48	10,000	9,474,118
Series 2015-C27, Class A3	3.473	12/15/47	4,118	3,949,136
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A4	3.779(cc)	05/15/48	4,220	4,031,383
Series 2020-HR08, Class A1	0.932	07/15/53	1,502	1,420,003
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	6.375(c)	01/15/36	19,065	18,277,326
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC22, Class A3	3.572	09/15/58	4,169	4,019,142
Series 2015-LC22, Class A4	3.839	09/15/58	8,000	7,640,358
Series 2015-NXS02, Class A2	3.020	07/15/58	64	62,036
Series 2015-NXS02, Class A4	3.498	07/15/58	10,300	9,920,954
Series 2016-C34, Class ASB	2.911	06/15/49	2,854	2,733,528
Series 2016-C36, Class A3	2.807	11/15/59	12,385	11,380,079
Series 2016-NXS05, Class A5	3.372	01/15/59	4,920	4,597,505
WFRBS Commercial Mortgage Trust,
Series 2014-LC14, Class A5	4.045	03/15/47	25,000	24,787,412

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $806,617,334)				798,876,793

CORPORATE BONDS 34.3%

Aerospace & Defense 0.2%
RTX Corp., Sr. Unsec’d. Notes	5.000	02/27/26	8,000	7,963,188

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.4%

Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	3.500%	04/22/25	6,750	$6,558,037
Sr. Unsec’d. Notes, 144A	4.875	10/10/25	14,000	13,902,828

				20,460,865

Auto Manufacturers 4.3%

American Honda Finance Corp.,
Sr. Unsec’d. Notes	4.750	01/12/26	9,750	9,653,100
Sr. Unsec’d. Notes, MTN	0.750	08/09/24	4,500	4,300,099

BMW US Capital LLC (Germany),
Gtd. Notes, 144A(a)	3.250	04/01/25	7,000	6,785,640
Gtd. Notes, 144A, SOFR Index + 0.530%	5.792(c)	04/01/24	4,000	4,005,128
Gtd. Notes, 144A, SOFR Index + 0.620%	5.955(c)	08/11/25	20,000	20,018,078
Gtd. Notes, 144A, SOFR Index + 0.840%	6.102(c)	04/01/25	11,390	11,451,066

Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A(a)	5.150	01/16/26	14,000	13,885,694

Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A	0.750	03/01/24	13,500	13,177,602
Gtd. Notes, 144A	4.800	03/30/26	35,000	34,647,057
Gtd. Notes, 144A	5.375	11/26/25	8,500	8,494,142

PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN	3.550	08/11/25	25,000	24,293,687
Sr. Unsec’d. Notes, MTN(a)	4.450	03/30/26	15,000	14,869,031

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes	4.450	05/18/26	15,000	14,794,309
Sr. Unsec’d. Notes, MTN	3.650	08/18/25	5,000	4,852,597
Sr. Unsec’d. Notes, MTN	3.950	06/30/25	18,750	18,314,513
Sr. Unsec’d. Notes, MTN, SOFR + 0.750% (Cap N/A, Floor 0.000%)	6.050(c)	12/11/23	12,000	12,016,395

Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.950	06/06/25	13,250	12,849,475

				228,407,613

Banks 7.5%

Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.710%	5.908(c)	03/08/24	20,000	20,026,272

Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.460%	5.738(c)	01/10/25	7,750	7,719,079

See Notes to Financial Statements.

PGIM Fixed Income ETFs 59

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of Nova Scotia (The) (Canada), (cont’d.)
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.900%	6.181%(c)	04/11/25	4,750	$4,754,594

Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A	0.650	02/27/24	7,250	7,071,243
Sr. Unsec’d. Notes, 144A, SOFR Index + 0.410%	5.745(c)	02/04/25	20,000	19,846,642

Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes, SOFR Index + 0.420%	5.722(c)	10/18/24	10,000	9,961,263

Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes	5.316	03/13/26	25,000	25,077,470
Sr. Unsec’d. Notes, 144A, SOFR + 0.630%	5.930(c)	01/10/25	28,500	28,512,876

Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes, SOFR Index + 0.300% (Cap N/A, Floor 0.000%)	5.590(c)	01/12/24	5,500	5,498,076

Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, SOFR Index + 0.390%	5.725(c)	02/02/24	2,500	2,489,075

Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series E, SOFR + 0.500% (Cap N/A, Floor 0.000%)	5.836(c)	11/08/23	20,000	19,988,078

DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.896(ff)	10/09/26	25,000	25,028,510

Federation des Caisses Desjardins du Quebec (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.400	08/23/25	25,000	24,301,907

Morgan Stanley,
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	37,000	35,906,503

National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes	3.500	06/09/25	7,250	7,026,656
Sr. Unsec’d. Notes	4.966	01/12/26	32,000	31,791,133

NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A, SOFR + 1.450%	6.687(c)	03/22/25	9,000	9,058,586

Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A	0.625	05/24/24	9,500	9,155,288
Sr. Unsec’d. Notes, 144A	4.750	09/22/25	10,500	10,337,850

Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.340%	5.616(c)	10/07/24	10,000	9,977,482
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.525%	5.836(c)	01/20/26	10,000	9,849,978
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.570%	5.900(c)	04/27/26	7,027	6,967,798
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.450%	5.778(c)	10/26/23	2,000	1,999,570

Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.440%	5.655(c)	09/16/24	7,500	7,473,056

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.350%	5.552%(c)	09/10/24	8,000	$7,971,241

Truist Bank,
Sr. Unsec’d. Notes, SOFR + 0.200%(a)	5.498(c)	01/17/24	14,850	14,750,636

UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A, MTN	0.450	02/09/24	3,000	2,926,812
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.360%	5.695(c)	02/09/24	7,780	7,775,808

UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	10,000	9,677,262
Sr. Unsec’d. Notes, 144A	5.711(ff)	01/12/27	15,000	14,938,750

				397,859,494

Beverages 0.8%

Coca-Cola Europacific Partners PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	0.800	05/03/24	3,000	2,904,330

Diageo Capital PLC (United Kingdom),
Gtd. Notes	5.200	10/24/25	17,000	17,000,914

Keurig Dr. Pepper, Inc.,
Gtd. Notes	0.750	03/15/24	25,000	24,328,523

				44,233,767

Biotechnology 0.3%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/25	13,250	13,193,819

Chemicals 1.1%

Air Liquide Finance SA (France),
Gtd. Notes, 144A	2.250	09/27/23	1,000	997,922

Linde, Inc.,
Gtd. Notes	4.700	12/05/25	28,500	28,250,646

Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	5.900	11/07/24	13,270	13,263,672
Sr. Unsec’d. Notes	5.950	11/07/25	7,250	7,294,082

See Notes to Financial Statements.

PGIM Fixed Income ETFs 61

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes(a)	4.250%	08/08/25	5,500	$5,381,687

Westlake Corp.,
Sr. Unsec’d. Notes	0.875	08/15/24	2,750	2,620,536

				57,808,545

Commercial Services 0.2%

Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/25	10,000	9,725,849

Computers 1.2%

Apple, Inc.,
Sr. Unsec’d. Notes	3.200	05/13/25	16,000	15,521,830
Sr. Unsec’d. Notes	3.250	02/23/26	13,150	12,643,409

International Business Machines Corp.,
Sr. Unsec’d. Notes	4.500	02/06/26	37,000	36,398,531

				64,563,770

Cosmetics/Personal Care 0.4%

Colgate-Palmolive Co.,
Sr. Unsec’d. Notes	3.100	08/15/25	6,750	6,503,125

Kenvue, Inc.,
Gtd. Notes, 144A	5.350	03/22/26	12,500	12,562,173

				19,065,298

Diversified Financial Services 0.2%

Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, MTN	0.750	06/07/24	13,250	12,743,023

Electric 3.0%

CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.650%	5.985(c)	05/13/24	10,000	9,994,264

DTE Energy Co.,
Sr. Unsec’d. Notes	4.220	11/01/24	8,250	8,092,184

Duke Energy Corp.,
Sr. Unsec’d. Notes	5.000	12/08/25	13,250	13,119,237

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Entergy Louisiana LLC,
First Mortgage	0.620%	11/17/23	2,569	$2,543,739

Florida Power & Light Co.,
Sr. Unsec’d. Notes	4.450	05/15/26	20,000	19,685,442

NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.940	03/21/24	15,000	14,765,567
Gtd. Notes	6.051	03/01/25	6,750	6,777,943

Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	0.841	11/08/23	20,300	20,118,601

Southern California Edison Co.,

First Mortgage, Series C	4.200	06/01/25	14,250	13,926,795

WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	0.550	09/15/23	15,000	14,976,490
Sr. Unsec’d. Notes	0.800	03/15/24	7,250	7,052,205
Sr. Unsec’d. Notes	4.750	01/09/26	23,000	22,692,767
Sr. Unsec’d. Notes	5.000	09/27/25	6,000	5,943,844

				159,689,078

Electronics 0.5%

Amphenol Corp.,
Sr. Unsec’d. Notes	4.750	03/30/26	3,750	3,706,145

Tyco Electronics Group SA,
Gtd. Notes	4.500	02/13/26	23,250	22,860,121

				26,566,266

Foods 1.0%

Hormel Foods Corp.,
Sr. Unsec’d. Notes	0.650	06/03/24	3,500	3,370,864

Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	4.250	09/15/25	13,750	13,438,584

Nestle Holdings, Inc.,
Gtd. Notes, 144A(a)	0.375	01/15/24	5,000	4,904,136
Gtd. Notes, 144A	4.000	09/12/25	11,725	11,488,882
Gtd. Notes, 144A	5.250	03/13/26	20,000	20,083,255

				53,285,721

See Notes to Financial Statements.

PGIM Fixed Income ETFs 63

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.6%

Baxter International, Inc.,
Sr. Unsec’d. Notes	0.868%	12/01/23	10,000	$9,877,383
Sr. Unsec’d. Notes, SOFR Index + 0.260%	5.595(c)	12/01/23	20,000	19,962,433

Stryker Corp.,
Sr. Unsec’d. Notes	0.600	12/01/23	1,250	1,234,615

				31,074,431

Healthcare-Services 0.2%

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	0.550	05/15/24	7,250	7,000,955
Sr. Unsec’d. Notes	5.150	10/15/25	5,750	5,747,027

				12,747,982

Household Products/Wares 0.2%

Avery Dennison Corp.,
Sr. Unsec’d. Notes	0.850	08/15/24	12,350	11,770,238

Insurance 2.4%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.500	04/04/25	8,000	7,695,100

Corebridge Global Funding,
Sr. Sec’d. Notes, 144A	0.650	06/17/24	12,750	12,213,749

Equitable Financial Life Global Funding,
Sec’d. Notes, 144A	0.800	08/12/24	3,000	2,854,200

Metropolitan Life Global Funding I,
Sec’d. Notes, 144A, MTN	4.050	08/25/25	23,250	22,548,236

New York Life Global Funding,
Sec’d. Notes, 144A	2.900	01/17/24	4,190	4,144,911
Sec’d. Notes, 144A, MTN	3.600	08/05/25	19,750	19,114,247

Pacific Life Global Funding II,
Sr. Sec’d. Notes, 144A	0.500	09/23/23	4,750	4,734,735

Principal Life Global Funding II,
Sec’d. Notes, 144A	0.500	01/08/24	7,250	7,112,624
Sec’d. Notes, 144A, SOFR + 0.450%	5.740(c)	04/12/24	1,250	1,248,616
Sr. Sec’d. Notes, 144A, SOFR + 0.900% (Cap N/A, Floor 0.000%)	6.233(c)	08/28/25	27,000	26,997,972

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Protective Life Global Funding,
Sec’d. Notes, 144A, SOFR + 1.050% (Cap N/A, Floor 0.000%)	6.254%(c)	12/11/24	20,000	$20,068,252

				128,732,642

Internet 0.6%
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.600	12/01/25	32,000	31,774,991

Iron/Steel 0.2%
Nucor Corp.,
Sr. Unsec’d. Notes	3.950	05/23/25	8,000	7,777,155

Machinery-Construction & Mining 0.4%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes	4.800	01/06/26	15,000	14,926,290
Sr. Unsec’d. Notes, MTN, SOFR + 0.245%	5.580(c)	05/17/24	6,000	5,993,049

				20,919,339

Machinery-Diversified 0.8%
CNH Industrial Capital LLC,
Gtd. Notes	3.950	05/23/25	12,500	12,141,341
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN	4.800	01/09/26	29,000	28,827,585
Sr. Unsec’d. Notes, MTN, SOFR + 0.200%	5.471(c)	10/11/24	2,000	1,996,925

				42,965,851

Media 0.7%
Comcast Corp.,
Gtd. Notes	5.250	11/07/25	7,250	7,262,642
Walt Disney Co. (The),
Gtd. Notes	3.700	10/15/25	30,000	29,119,872

				36,382,514

See Notes to Financial Statements.

PGIM Fixed Income ETFs 65

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 0.6%

BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	4.875%	02/27/26	30,000	$29,782,521

Miscellaneous Manufacturing 0.1%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	0.550	09/01/23	3,000	3,000,000

Oil & Gas 0.3%

Phillips 66,
Gtd. Notes	0.900	02/15/24	4,000	3,912,063

Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	5.100	03/29/26	14,250	14,139,293

				18,051,356

Pharmaceuticals 0.2%

Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	0.700	05/28/24	12,250	11,825,553

Pipelines 1.6%

Enbridge, Inc. (Canada),
Gtd. Notes	0.550	10/04/23	8,000	7,970,625
Gtd. Notes	4.000	10/01/23	3,700	3,695,049

Enterprise Products Operating LLC,
Gtd. Notes	5.050	01/10/26	14,750	14,677,928

ONEOK, Inc.,
Gtd. Notes	5.550	11/01/26	7,000	7,003,284

TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes	1.000	10/12/24	9,750	9,236,787

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	40,000	39,940,084

				82,523,757

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.9%

Public Storage Operating Co.,
Sr. Unsec’d. Notes, SOFR + 0.470%	5.786%(c)	04/23/24	8,500	$8,498,845

Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.750	05/15/26	40,000	39,364,908

				47,863,753

Retail 1.0%

7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A	0.800	02/10/24	2,250	2,199,299

Dollar General Corp.,
Sr. Unsec’d. Notes	4.250	09/20/24	6,750	6,634,286

Home Depot, Inc. (The),
Sr. Unsec’d. Notes	2.700	04/15/25	6,000	5,764,296

Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	4.400	09/08/25	10,000	9,826,766
Sr. Unsec’d. Notes	4.800	04/01/26	13,500	13,339,237

Walmart, Inc.,
Sr. Unsec’d. Notes	3.900	09/09/25	13,750	13,455,523

				51,219,407

Semiconductors 0.8%

Analog Devices, Inc.,
Sr. Unsec’d. Notes, SOFR + 0.250%	5.510(c)	10/01/24	2,000	1,996,860

Intel Corp.,
Sr. Unsec’d. Notes	2.600	05/19/26	10,181	9,592,782

Microchip Technology, Inc.,
Sr. Unsec’d. Notes	0.972	02/15/24	28,500	27,849,452

				39,439,094

Software 0.1%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	0.600	03/01/24	5,750	5,594,357

Telecommunications 0.9%

Cisco Systems, Inc.,
Sr. Unsec’d. Notes	2.950	02/28/26	19,573	18,776,429

See Notes to Financial Statements.

PGIM Fixed Income ETFs 67

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

NTT Finance Corp. (Japan),
Gtd. Notes, 144A	0.583%	03/01/24	6,500	$6,336,000
Sr. Unsec’d. Notes, 144A	4.142	07/26/24	3,000	2,957,378

Verizon Communications, Inc.,
Sr. Unsec’d. Notes	0.750	03/22/24	8,000	7,781,015
Sr. Unsec’d. Notes	1.450	03/20/26	14,557	13,202,035

				49,052,857

Transportation 0.3%

Union Pacific Corp.,
Sr. Unsec’d. Notes	4.750	02/21/26	16,000	15,911,613

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	17,500	17,367,144

TOTAL CORPORATE BONDS (cost $1,830,684,755)				1,811,342,851

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.6%

Towd Point Mortgage Trust,
Series 2015-06, Class M1, 144A	3.750(cc)	04/25/55	11,116	10,826,407
Series 2018-02, Class A1, 144A	3.250(cc)	03/25/58	6,119	5,837,854
Series 2018-05, Class A1A, 144A	3.250(cc)	07/25/58	6,654	6,381,315
Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	8,548	7,922,621

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $31,713,783)				30,968,197

TOTAL LONG-TERM INVESTMENTS (cost $3,841,799,375)				3,813,385,256

			Shares

SHORT-TERM INVESTMENTS 26.8%

AFFILIATED MUTUAL FUNDS 0.9%

PGIM Core Government Money Market Fund(wi)			40,386,021	40,386,021

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description			Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $8,251,344; includes $8,169,199 of cash collateral for securities on loan)(b)(wi)			8,257,923	$8,252,968

TOTAL AFFILIATED MUTUAL FUNDS (cost $48,637,365)				48,638,989

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)#

CERTIFICATES OF DEPOSIT 9.2%
Banco Santander SA, SOFR + 0.800%	6.135%(c)	12/05/23	31,500	31,539,779
Bank of America NA	5.930	04/08/24	15,000	15,004,105
Bank of Montreal	5.200	09/05/23	5,000	4,999,796
Bank of Montreal	5.380	12/12/23	5,000	4,994,447
Citibank NA, SOFR + 0.700% (Cap N/A, Floor 0.000%)	6.000(c)	12/13/23	11,500	11,513,775
Credit Industriel et Commercial,
SOFR + 0.420%	5.720(c)	10/18/23	40,000	40,015,158
SOFR + 0.440%	5.740(c)	01/17/24	30,000	30,019,261
Mizuho Bank Ltd.,
SOFR + 0.410%	5.710(c)	02/12/24	20,000	20,003,492
SOFR + 0.810%	6.110(c)	11/30/23	30,350	30,396,801
MUFG Bank Ltd., SOFR + 0.450%	5.750(c)	01/05/24	40,000	40,019,018
Natixis SA	5.000	09/27/23	15,000	14,993,463
Nordea Bank Abp, SOFR + 0.580%	5.880(c)	08/05/24	30,000	30,015,610
State Street Bank & Trust Co.,
SOFR + 0.470%	5.770(c)	05/21/24	7,500	7,498,992
SOFR + 0.520%	5.820(c)	03/05/24	20,000	20,014,846
Sumitomo Mitsui Banking Corp.,
SOFR + 0.430%	5.730(c)	02/05/24	10,000	10,004,255
SOFR + 0.850%	6.150(c)	11/30/23	31,500	31,551,098
Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.400%	5.700(c)	02/20/24	15,000	15,001,243
Svenska Handelsbanken, SOFR + 0.510% (Cap N/A, Floor 0.000%)	5.810(c)	03/25/24	40,000	40,029,649
Swedbank AB,
SOFR + 0.640%	5.940(c)	07/19/24	16,500	16,507,815
SOFR + 0.680%	5.980(c)	03/20/24	24,000	24,040,594
Toronto-Dominion Bank (The)	4.800	09/22/23	12,500	12,494,355
Westpac Banking Corp., SOFR + 0.550% (Cap N/A, Floor 0.000%)	5.850(c)	05/10/24	35,000	35,028,899

TOTAL CERTIFICATES OF DEPOSIT (cost $485,348,441)				485,686,451

See Notes to Financial Statements.

PGIM Fixed Income ETFs 69

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER 16.7%
ABN AMRO Funding USA LLC,
144A	5.844%(n)	01/05/24	40,000	$39,216,551
Alimentation Couche-Tard, Inc.,
144A	0.000	09/07/23	21,000	20,977,378
144A	5.705(n)	09/21/23	29,000	28,905,453
American Honda Finance Corp.	5.683(n)	09/18/23	20,000	19,945,320
American Honda Finance Corp.	5.761(n)	09/21/23	10,000	9,968,039
AmerisourceBergen Corp.,
144A	5.614(n)	09/06/23	45,000	44,959,275
Australia & New Zealand Banking Group Ltd.,
144A, SOFR + 0.610%	5.765(c)	09/28/23	25,000	25,008,034
Bank of America Securities, Inc.,
144A, SOFR + 0.850%	5.230(c)	10/18/23	14,500	14,511,319
Bank of Montreal,
144A, SOFR + 0.580%	5.901(c)	05/01/24	10,000	10,007,241
Bank of Nova Scotia (The),
144A, SOFR + 0.740%	5.863(c)	12/06/23	15,000	15,020,772
Bayer Corp.,
144A	6.376(n)	08/13/24	40,000	37,721,373
BPCE SA,
144A, SOFR + 0.590%	5.890(c)	08/05/24	40,000	40,007,608
Canadian Imperial Bank of Commerce,
144A, SOFR + 0.440%	5.740(c)	10/10/23	20,000	20,007,485
CDP Financial, Inc.,
144A, SOFR + 0.550%	5.850(c)	08/15/24	8,000	7,996,208
144A, SOFR + 0.800%	6.110(c)	11/01/23	5,000	5,004,938
Citigroup Global Markets Holdings, Inc.,
144A, SOFR + 0.650%	5.851(c)	09/20/23	15,000	15,004,488
ERP Operating LP,
144A	5.663(n)	09/27/23	25,000	24,896,163
Glencore Funding LLC,
144A	5.829(n)	09/21/23	30,000	29,901,388
144A	5.835(n)	09/22/23	25,000	24,913,833
Healthpeak Properties, Inc.,
144A	5.662(n)	09/21/23	16,350	16,297,115
144A	5.703(n)	09/13/23	35,000	34,930,322
ING (U.S.) Funding LLC,
144A, SOFR + 0.550%	5.850(c)	05/07/24	35,000	35,014,107
Intercontinental Exchange, Inc.,
144A	5.635(n)	09/15/23	15,000	14,965,716
144A	5.637(n)	09/21/23	15,000	14,950,395

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Intercontinental Exchange, Inc., (cont’d.) 144A	5.663%(n)	09/26/23	15,000	$14,938,455
JPMorgan Securities LLC, 144A	5.310	01/25/24	10,000	9,979,592
144A	5.913(n)	03/25/24	10,000	9,676,505
144A, SOFR + 0.650%	5.680(c)	08/01/24	15,000	15,006,817
LVMH Moet Hennessy Louis Vuitton SE, 144A	5.797(n)	05/14/24	10,000	9,607,575
144A	5.824(n)	06/12/24	10,000	9,563,850
144A	5.893(n)	04/15/24	10,000	9,652,237
144A	5.901(n)	03/21/24	10,000	9,691,102
144A	5.939(n)	04/08/24	13,000	12,561,947
Nutrien Ltd., 144A	5.710(n)	09/22/23	10,000	9,966,071
144A	5.732(n)	09/08/23	10,000	9,987,769
Ontario Teachers’ Finance Trust, 144A	5.936(n)	05/24/24	22,000	21,097,852
Sempra, 144A	5.624(n)	09/14/23	9,120	9,100,508
144A	5.626(n)	09/20/23	11,000	10,966,261
144A	5.629(n)	09/25/23	10,000	9,961,521
Skandinaviska Enskilda Banken AB, 144A, SOFR + 0.500%	5.727(c)	12/22/23	10,000	10,008,086
144A, SOFR + 0.530%	5.830(c)	04/08/24	11,000	11,008,621
144A, SOFR + 0.630%	5.680(c)	07/19/24	5,000	5,002,106
144A, SOFR + 0.650%	5.960(c)	05/31/24	20,000	20,020,632
Societe Generale SA, 144A, SOFR + 0.820%	6.120(c)	12/11/23	35,000	35,060,624
Suncor Energy, Inc., 144A	5.680(n)	09/14/23	49,000	48,895,442
TransCanada PipeLines Ltd., 144A	5.746(n)	09/20/23	5,250	5,233,926
144A	5.795(n)	09/22/23	15,000	14,949,409

See Notes to Financial Statements.

PGIM Fixed Income ETFs 71

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Western Union Co. (The), 144A	5.633%(n)	09/01/23	12,500	$12,498,097

TOTAL COMMERCIAL PAPER (cost $884,401,137)				884,565,526

TOTAL SHORT-TERM INVESTMENTS (cost $1,418,386,943)				1,418,890,966

TOTAL INVESTMENTS 99.0% (cost $5,260,186,318)				5,232,276,222
Other assets in excess of liabilities(z) 1.0%				51,525,639

NET ASSETS 100.0%				$5,283,801,861

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,974,423; cash collateral of $8,169,199 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Rate shown reflects yield to maturity at purchased date.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
225	1 Month SOFR	Aug. 2023	$88,786,009	$(115,265)

Short Positions:
46	3 Month SOFR	Sep. 2023	10,897,688	30,228
46	3 Month SOFR	Dec. 2023	10,877,563	65,978
34	3 Month SOFR	Mar. 2024	8,041,000	72,363
24	3 Month SOFR	Jun. 2024	5,688,000	56,006
24	3 Month SOFR	Sep. 2024	5,706,900	52,218
24	3 Month SOFR	Dec. 2024	5,729,100	40,544
16	3 Month SOFR	Mar. 2025	3,833,200	20,971
16	3 Month SOFR	Jun. 2025	3,844,000	14,421
16	3 Month SOFR	Sep. 2025	3,851,000	10,383
16	3 Month SOFR	Dec. 2025	3,854,600	8,546

				371,658

				$256,393

Interest rate swap agreements outstanding at August 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
11,000	09/06/23	2.114%(S)	1 Day SOFR(1)(A)/5.310%	$2	$257,805	$257,803
4,000	09/11/23	1.423%(S)	1 Day SOFR(1)(A)/5.310%	3	123,168	123,165
42,500	09/23/23	4.220%(A)	1 Day SOFR(1)(A)/5.310%	1,435	165,629	164,194
8,000	10/01/23	0.251%(S)	1 Day SOFR(1)(A)/5.310%	7	353,412	353,405
30,000	11/09/23	4.210%(A)	1 Day SOFR(1)(A)/5.310%	5,196	209,990	204,794
10,000	12/01/23	2.634%(S)	1 Day SOFR(1)(A)/5.310%	27	237,039	237,012
5,000	12/07/23	0.221%(S)	1 Day USOIS(1)(A)/5.330%	17	240,718	240,701
7,000	01/03/24	4.276%(A)	1 Day SOFR(1)(A)/5.310%	835	34,868	34,033
8,750	02/04/24	0.133%(S)	1 Day USOIS(1)(A)/5.330%	1,466	445,155	443,689

See Notes to Financial Statements.

PGIM Fixed Income ETFs 73

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Interest rate swap agreements outstanding at August 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
19,500	03/01/24	0.230%(S)	1 Day USOIS(1)(A)/5.330%	$4,035	$982,291	$978,256
28,500	03/01/24	2.478%(S)	1 Day SOFR(1)(A)/5.310%	61	799,222	799,161
46,000	03/09/24	1.440%(S)	1 Day SOFR(1)(A)/5.310%	8,418	1,776,339	1,767,921
8,000	03/15/24	0.276%(S)	1 Day USOIS(1)(A)/5.330%	30	400,410	400,380
23,000	03/15/24	1.658%(S)	1 Day SOFR(1)(A)/5.310%	54	836,557	836,503
7,000	03/18/24	0.278%(S)	1 Day USOIS(1)(A)/5.330%	30	350,577	350,547
12,500	03/25/24	2.055%(S)	1 Day SOFR(1)(A)/5.310%	50	408,011	407,961
68,000	03/31/24	2.305%(S)	1 Day SOFR(1)(A)/5.310%	77,787	2,046,389	1,968,602
3,000	04/26/24	0.305%(S)	1 Day USOIS(1)(A)/5.330%	34	150,474	150,440
13,000	04/26/24	4.637%(A)	1 Day SOFR(1)(A)/5.310%	291	96,291	96,000
11,250	05/11/24	0.300%(S)	1 Day SOFR(1)(A)/5.310%	(404)	566,839	567,243
15,000	05/11/24	2.603%(S)	1 Day SOFR(1)(A)/5.310%	(4,876)	416,618	421,494
16,750	05/20/24	0.296%(S)	1 Day USOIS(1)(A)/5.330%	45	842,622	842,577
10,900	06/07/24	0.318%(S)	1 Day USOIS(1)(A)/5.330%	45	544,964	544,919
12,750	06/16/24	0.304%(S)	1 Day USOIS(1)(A)/5.330%	47	639,926	639,879
15,000	08/05/24	0.261%(S)	1 Day SOFR(1)(A)/5.310%	57	747,428	747,371
29,000	08/08/24	2.512%(S)	1 Day SOFR(1)(A)/5.310%	80,443	810,961	730,518
3,000	08/13/24	0.368%(S)	1 Day SOFR(1)(A)/5.310%	50	145,908	145,858
5,000	08/17/24	4.498%(A)	1 Day SOFR(1)(A)/5.310%	—	42,836	42,836
8,000	08/31/24	0.399%(S)	1 Day USOIS(1)(A)/5.330%	53	383,117	383,064

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Interest rate swap agreements outstanding at August 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
12,500	09/01/24	2.500%(S)	1 Day SOFR(1)(A)/5.310%	$1,921	$584,230	$582,309
6,750	09/08/24	3.602%(A)	1 Day SOFR(1)(A)/5.310%	—	172,336	172,336
4,500	09/09/24	0.368%(S)	1 Day SOFR(1)(A)/5.310%	(5)	400,936	400,941
46,500	09/09/24	1.484%(S)	1 Day SOFR(1)(A)/5.310%	30,671	3,123,421	3,092,750
9,750	10/12/24	0.511%(S)	1 Day SOFR(1)(A)/5.310%	64	856,117	856,053
18,250	10/24/24	4.688%(A)	1 Day SOFR(1)(A)/5.310%	86,382	111,136	24,754
12,000	03/21/25	1.998%(S)	1 Day SOFR(1)(A)/5.310%	91	708,453	708,362
83,500	03/30/25	2.418%(S)	1 Day SOFR(1)(A)/5.310%	210,552	4,240,216	4,029,664
16,000	05/11/25	0.450%(S)	1 Day SOFR(1)(A)/5.310%	8,716	1,393,668	1,384,952
8,000	05/25/25	4.241%(A)	1 Day SOFR(1)(A)/5.310%	—	111,457	111,457
28,750	06/29/25	3.083%(S)	1 Day SOFR(1)(A)/5.310%	152,620	1,002,623	850,003
57,000	06/29/25	3.086%(S)	1 Day SOFR(1)(A)/5.310%	(329,604)	1,985,097	2,314,701
53,250	08/17/25	2.957%(S)	1 Day SOFR(1)(A)/5.310%	76,406	1,869,009	1,792,603
95,500	09/08/25	3.422%(A)	1 Day SOFR(1)(A)/5.310%	356,590	3,405,660	3,049,070
188,500	10/07/25	3.955%(A)	1 Day SOFR(1)(A)/5.310%	(107,893)	3,887,406	3,995,299
22,750	10/21/25	4.378%(A)	1 Day SOFR(1)(A)/5.310%	(11,881)	197,876	209,757
7,500	11/09/25	4.492%(A)	1 Day SOFR(1)(A)/5.310%	—	42,390	42,390
216,000	12/01/25	4.041%(A)	1 Day SOFR(1)(A)/5.310%	(12,750)	4,016,558	4,029,308
46,750	01/11/26	3.783%(A)	1 Day SOFR(1)(A)/5.310%	4,822	1,204,389	1,199,567
45,000	02/01/26	3.850%(A)	1 Day SOFR(1)(A)/5.310%	65,209	1,057,210	992,001

See Notes to Financial Statements.

PGIM Fixed Income ETFs 75

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Interest rate swap agreements outstanding at August 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
38,000	02/27/26	4.345%(A)	1 Day USOIS(1)(A)/5.330%	$—	$308,188	$308,188
105,100	02/28/26	4.453%(A)	1 Day SOFR(1)(A)/5.310%	207,783	560,466	352,683
75,000	05/17/26	3.535%(A)	1 Day SOFR(1)(A)/5.310%	—	2,150,919	2,150,919
35,000	08/18/26	4.442%(A)	1 Day SOFR(1)(A)/5.310%	—	(43,505)	(43,505)

				$914,932	$48,401,820	$47,486,888

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$26,840,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities Automobiles	$—	$146,344,755	$—

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligations	$—	$860,192,740	$—
Consumer Loans	—	37,203,649	—
Equipment	—	18,369,129	—
Certificates of Deposit	—	110,087,142	—
Commercial Mortgage-Backed Securities	—	798,876,793	—
Corporate Bonds	—	1,811,342,851	—
Residential Mortgage-Backed Securities	—	30,968,197	—
Short-Term Investments
Affiliated Mutual Funds	48,638,989	—	—
Certificates of Deposit	—	485,686,451	—
Commercial Paper	—	884,565,526	—

Total	$48,638,989	$5,183,637,233	$—

Other Financial Instruments*
Assets
Futures Contracts	$371,658	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	47,530,393	—

Total	$371,658	$47,530,393	$—

Liabilities
Futures Contracts	$(115,265)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(43,505)	—

Total	$(115,265)	$(43,505)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Commercial Paper	16.7%
Collateralized Loan Obligations	16.3
Commercial Mortgage-Backed Securities	15.1
Certificates of Deposit	11.3
Banks	7.5

Auto Manufacturers	4.3%
Electric	3.0
Automobiles	2.8
Insurance	2.4
Pipelines	1.6

See Notes to Financial Statements.

PGIM Fixed Income ETFs 77

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Computers	1.2%
Chemicals	1.1
Foods	1.0
Retail	1.0
Telecommunications	0.9
Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	0.9
Real Estate Investment Trusts (REITs)	0.9
Beverages	0.8
Machinery-Diversified	0.8
Semiconductors	0.8
Consumer Loans	0.7
Media	0.7
Internet	0.6
Healthcare-Products	0.6
Residential Mortgage-Backed Securities	0.6
Mining	0.6
Electronics	0.5
Machinery-Construction & Mining	0.4
Agriculture	0.4

Cosmetics/Personal Care	0.4%
Equipment	0.3
Oil & Gas	0.3
Trucking & Leasing	0.3
Transportation	0.3
Biotechnology	0.3
Healthcare-Services	0.2
Diversified Financial Services	0.2
Pharmaceuticals	0.2
Household Products/Wares	0.2
Commercial Services	0.2
Aerospace & Defense	0.2
Iron/Steel	0.2
Software	0.1
Miscellaneous Manufacturing	0.1

99.0
Other assets in excess of liabilities	1.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$371,658*	Due from/to broker-variation margin futures	$115,265*

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$47,530,393	*	Due from/to broker-variation margin swaps	$43,505	*

		$47,902,051			$158,770

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$174,395	$11,178,915

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$245,300	$24,722,191

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 71,086,468
Futures Contracts - Short Positions (1)	63,644,289
Interest Rate Swap Agreements (1)	1,461,816,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 79

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$7,974,423	$(7,974,423)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value, including securities on loan of $7,974,423:
Unaffiliated investments (cost $5,211,548,953)	$5,183,637,233
Affiliated investments (cost $48,637,365)	48,638,989
Dividends and interest receivable	33,187,093
Deposit with broker for centrally cleared/exchange-traded derivatives	26,840,000
Receivable for Fund shares sold	13,607,284
Other assets	14,033

Total Assets	5,305,924,632

Liabilities

Payable for investments purchased	12,174,402
Payable to broker for collateral for securities on loan	8,169,199
Due to broker—variation margin swaps	1,051,005
Management fee payable	641,133
Other liabilities	74,457
Due to broker—variation margin futures	12,575

Total Liabilities	22,122,771

Net Assets	$5,283,801,861

Net assets were comprised of:
Common Stock, at par	$106,775
Paid-in capital in excess of par	5,287,972,068
Total distributable earnings (loss)	(4,276,982)

Net assets, August 31, 2023	$5,283,801,861

Net asset value, offering price and redemption price per share, ($5,283,801,861 ÷ 106,775,000 shares of common stock issued and outstanding)	$49.49

See Notes to Financial Statements.

PGIM Fixed Income ETFs 81

PGIM Ultra Short Bond ETF

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$166,870,719
Affiliated dividend income	3,461,776
Unaffiliated dividend income	2,966,473
Income from securities lending, net (including affiliated income of $69,491)	70,830

Total income	173,369,798

Expenses
Management fee	5,927,270

Net investment income (loss)	167,442,528

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $14,033)	(2,614,117)
Futures transactions	174,395
Swap agreement transactions	11,178,915

8,739,193

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,624)	11,309,741
Futures	245,300
Swap agreements	24,722,191
Foreign currencies	(12)

36,277,220

Net gain (loss) on investment and foreign currency transactions	45,016,413

Net Increase (Decrease) In Net Assets Resulting From Operations	$212,458,941

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$167,442,528	$28,447,959
Net realized gain (loss) on investment and foreign currency transactions	8,739,193	(4,472,309)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	36,277,220	(17,841,462)

Net increase (decrease) in net assets resulting from operations	212,458,941	6,134,188

Dividends and Distributions
Distributions from distributable earnings	(180,412,893)	(29,966,721)

Fund share transactions
Net proceeds from shares sold (83,825,000 and 29,900,000 shares, respectively)	4,124,297,024	1,471,938,881
Cost of shares purchased (26,725,000 and 17,975,000 shares, respectively)	(1,314,866,665)	(882,319,618)

Net increase (decrease) in net assets from Fund share transactions	2,809,430,359	589,619,263

Total increase (decrease)	2,841,476,407	565,786,730

Net Assets:

Beginning of year	2,442,325,454	1,876,538,724

End of year	$5,283,801,861	$2,442,325,454

See Notes to Financial Statements.

PGIM Fixed Income ETFs 83

PGIM Ultra Short Bond ETF

Financial Highlights

	Year Ended August 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.17	$49.71	$49.93	$50.15	$50.12
Income (loss) from investment operations:
Net investment income (loss)	2.09	0.62	0.64	1.06	1.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.46	(0.52)	(0.15)	(0.08)	(0.02)
Total from investment operations	2.55	0.10	0.49	0.98	1.38
Less Dividends and Distributions:
Dividends from net investment income	(2.23)	(0.64)	(0.71)	(1.20)	(1.35)
Net asset value, end of year	$49.49	$49.17	$49.71	$49.93	$50.15
Total Return(b):	5.31%	0.21%	0.98%	1.99%	2.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,283,802	$2,442,325	$1,876,539	$1,039,888	$562,990
Average net assets (000)	$3,951,487	$2,267,793	$1,320,282	$883,274	$246,678
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss)	4.24%	1.25%	1.27%	2.12%	2.77%
Portfolio turnover rate(d)	25%	9%	10%	47%	7%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.4%

ASSET-BACKED SECURITIES 3.2%

Collateralized Loan Obligations

BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	6.588%(c)	10/20/30	706	$704,791
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	747	743,574
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32	1,000	991,253
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681(c)	02/20/30	582	579,195
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	04/17/30	568	565,983

TOTAL ASSET-BACKED SECURITIES (cost $3,568,138)				3,584,796

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% (original cost $763; purchased 03/21/23 - 04/03/23)(f) (cost $762)	7.000	09/18/23(oo)	5	491

CORPORATE BONDS 82.4%

Advertising 0.5%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	750	589,429

Aerospace & Defense 2.7%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.805	05/01/50	288	280,302
Sr. Unsec’d. Notes	5.930	05/01/60	350	338,109

See Notes to Financial Statements.

PGIM Fixed Income ETFs 85

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000%	02/15/28	150	$139,734
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	300	294,063
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	549	547,930
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	200	196,250
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	415	413,963
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	100	98,749
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	166	148,657
Gtd. Notes	5.500	11/15/27	490	465,115
Sr. Sec’d. Notes, 144A	6.250	03/15/26	100	99,353

				3,022,225

Agriculture 0.2%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	260	226,595

Airlines 1.4%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	50	49,077
Sr. Sec’d. Notes, 144A	11.750	07/15/25	200	219,034
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	274	268,980
Sr. Sec’d. Notes, 144A	5.750	04/20/29	125	119,506
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	50	46,188
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625	04/15/29	557	495,945
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	150	123,000
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	125	112,812
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	148	136,530

				1,571,072

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.5%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125%	11/15/29	50	$42,489
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	125	121,186
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	501	374,977

				538,652

Auto Manufacturers 2.3%

Allison Transmission, Inc.,
Gtd. Notes, 144A	3.750	01/30/31	264	220,819
Ford Holdings LLC,
Gtd. Notes	9.300	03/01/30	108	119,208
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	350	273,127
Sr. Unsec’d. Notes	4.750	01/15/43	285	213,119
Sr. Unsec’d. Notes	7.400	11/01/46	50	51,026
Sr. Unsec’d. Notes	9.625	04/22/30	552	638,071
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	338,461
Sr. Unsec’d. Notes	5.113	05/03/29	388	356,824
Sr. Unsec’d. Notes	6.800	05/12/28	200	199,864
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	195	187,311

				2,597,830

Auto Parts & Equipment 1.0%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	200	191,500
Sr. Sec’d. Notes, 144A	7.000	04/15/28	141	141,000
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	285	270,354
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32	165	133,158
Sr. Unsec’d. Notes	5.625	06/15/28	35	32,933

See Notes to Financial Statements.

PGIM Fixed Income ETFs 87

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000%	11/17/28	200	$164,706
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	168	159,960

				1,093,611

Banks 0.2%

Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	83	72,270
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	125	114,992

				187,262

Building Materials 1.5%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	100	99,709
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	175	142,041
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	150	146,820
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	133	124,024
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	87	84,274
Knife River Corp.,
Sr. Unsec’d. Notes, 144A	7.750	05/01/31	50	51,216
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	95	79,172
Gtd. Notes, 144A	5.375	02/01/28	25	23,563
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	175	148,285
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	323	310,095
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	250	199,414

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.375%	07/15/30	125	$107,138
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	256	243,169

				1,758,920

Chemicals 1.7%

Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43	91	89,979
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	50	33,745
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	37	19,238
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	50	49,342
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	181	150,522
Gtd. Notes, 144A	5.750	11/15/28	36	32,334
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $69,750; purchased 04/09/19 - 01/12/21)(f)	10.250	09/01/27	75	64,971
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	232	184,481
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.750	11/15/28	200	201,644
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	175	180,255
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	3	2,948
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	230	188,448
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	200	176,558
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	105	105,934
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	249	204,113
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	135	107,768

See Notes to Financial Statements.

PGIM Fixed Income ETFs 89

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750%	07/15/25(d)	250	$7,500
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)	125	97,500
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	7.375	03/01/31	25	24,698

				1,921,978

Coal 0.1%

Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28	138	127,477
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	35	36,209

				163,686

Commercial Services 4.7%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	114	106,601
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	416	396,016
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	306,495
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	433	397,700
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	600	504,000
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	50	46,287
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	250	214,711
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29	50	45,216
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	136	123,404
Gtd. Notes, 144A	5.375	03/01/29	165	151,587
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	25	23,259

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Gartner, Inc.,
Gtd. Notes, 144A	3.625%	06/15/29	50	$43,918
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	150	135,688
Gtd. Notes, 144A	5.000	12/01/29	50	41,206
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	647	560,725
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	561	477,326
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	285	259,518
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31	250	211,905
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	275	230,745
Gtd. Notes	3.875	02/15/31	245	210,022
Gtd. Notes	4.875	01/15/28	75	71,329
Gtd. Notes	5.250	01/15/30	150	142,611
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	601	598,378
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	75	76,045

				5,374,692

Computers 0.7%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	342	299,206
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	275	252,550
Gtd. Notes, 144A	5.125	04/15/29	150	136,807
Gtd. Notes, 144A	5.250	10/01/30	50	44,938
Gtd. Notes, 144A	6.125	09/01/29	25	25,659

				759,160

Distribution/Wholesale 0.8%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	741	647,147

See Notes to Financial Statements.

PGIM Fixed Income ETFs 91

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale (cont’d.)

Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A	7.750%	03/15/31	75	$77,309
Sr. Sec’d. Notes, 144A	6.750	03/15/28	25	25,213
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	177	177,810

				927,479

Diversified Financial Services 2.9%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	100	97,555
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	150	138,084
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	400	343,010
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	128	83,538
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	133	115,409
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.375	05/15/31	50	44,022
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	50	50,894
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	432	366,499
Gtd. Notes, 144A	6.000	01/15/27	342	328,233
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	123	105,408
Sr. Unsec’d. Notes	6.750	06/25/25	93	92,578
Sr. Unsec’d. Notes	9.375	07/25/30	180	180,863
OneMain Finance Corp.,
Gtd. Notes	6.625	01/15/28	219	206,177
Gtd. Notes	7.125	03/15/26	361	355,931
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	150	124,442
Gtd. Notes, 144A	5.375	10/15/25	319	308,576
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	99	84,268

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., (cont’d.)
Gtd. Notes, 144A	3.875%		03/01/31	125	$101,957
Gtd. Notes, 144A	4.000		10/15/33	166	131,694

					3,259,138

Electric 4.2%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750		03/01/31	375	312,473
Sr. Unsec’d. Notes, 144A	4.625		02/01/29	515	447,626
Sr. Unsec’d. Notes, 144A	5.000		02/01/31	325	275,111
Sr. Unsec’d. Notes, 144A	5.125		03/15/28	734	668,856
NRG Energy, Inc.,
Gtd. Notes	5.750		01/15/28	140	132,441
Gtd. Notes	6.625		01/15/27	30	29,622
Gtd. Notes, 144A	3.375		02/15/29	125	103,034
Gtd. Notes, 144A	3.625		02/15/31	200	156,446
Gtd. Notes, 144A	3.875		02/15/32	150	116,032
Gtd. Notes, 144A	5.250		06/15/29	275	247,594
Jr. Sub. Notes, 144A	10.250	(ff)	03/15/28(oo)	407	397,567
PG&E Corp.,
Sr. Sec’d. Notes	5.250		07/01/30	286	254,131
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000	(ff)	12/15/26(oo)	233	216,701
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)	125	119,873
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375		05/01/29	300	264,412
Gtd. Notes, 144A	5.000		07/31/27	290	273,022
Gtd. Notes, 144A	5.500		09/01/26	50	48,216
Gtd. Notes, 144A	5.625		02/15/27	750	721,719

					4,784,876

Electrical Components & Equipment 0.6%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375		03/31/29	385	329,630
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.250		06/15/28	377	384,236

					713,866

See Notes to Financial Statements.

PGIM Fixed Income ETFs 93

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.2%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $204,088; purchased 10/08/20 - 06/21/22)(f)	9.750%	10/15/25	200	$195,304
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	15	12,542

				207,846

Engineering & Construction 0.1%

Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	75	77,443
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	50	41,762

				119,205

Entertainment 2.8%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	577	572,911
Sr. Sec’d. Notes, 144A	7.000	02/15/30	392	393,603
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	250	218,658
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	150	145,547
CDI Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	50	46,500
Churchill Downs, Inc.,
Gtd. Notes, 144A	6.750	05/01/31	50	48,911
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	25	22,296
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	225	224,477
Light & Wonder International, Inc.,
Gtd. Notes, 144A	7.500	09/01/31	50	50,689
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	327	284,621
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	75	61,360
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	528	500,971

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875%	09/01/31	175	$135,088
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	316	278,532
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	265	237,474

				3,221,638

Environmental Control 0.4%

Covanta Holding Corp.,
Gtd. Notes	5.000	09/01/30	25	21,271
Gtd. Notes, 144A	4.875	12/01/29	25	21,620
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	25	22,228
Gtd. Notes, 144A	4.375	08/15/29	252	221,775
Gtd. Notes, 144A	4.750	06/15/29	167	150,616

				437,510

Foods 2.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	200	173,172
Gtd. Notes, 144A	5.875	02/15/28	25	24,266
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	557	493,267
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	84	65,105
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.625	01/15/32	444	364,691
Sr. Unsec’d. Notes	5.500	01/15/30	53	51,299
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	54	44,664
Gtd. Notes	5.200	07/15/45	25	22,990
Gtd. Notes	6.500	02/09/40	25	26,430

See Notes to Financial Statements.

PGIM Fixed Income ETFs 95

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500%	11/04/27	GBP	100	$98,988
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		154	123,897
Gtd. Notes	4.250	04/15/31		829	717,667
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		275	243,519
Gtd. Notes, 144A	5.500	12/15/29		100	92,476
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		125	107,731

					2,650,162

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		125	115,627
Sr. Unsec’d. Notes	5.875	08/20/26		113	107,145

					222,772

Healthcare-Products 1.2%

Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30		265	217,919
Sr. Sec’d. Notes, 144A	6.750	02/15/30		35	30,920
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		743	647,154
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		475	421,797

					1,317,790

Healthcare-Services 3.8%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		1,217	969,036
HCA, Inc.,
Gtd. Notes	5.875	02/15/26		75	75,098
Gtd. Notes	7.500	11/06/33		75	81,007
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		97	83,928
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29		839	575,234

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250%	11/01/25	402	$377,215
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	200	187,082
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	250	240,791
Sr. Sec’d. Notes	4.250	06/01/29	1,075	960,101
Sr. Sec’d. Notes	4.375	01/15/30	500	444,691
Sr. Sec’d. Notes, 144A	6.750	05/15/31	100	99,694
Sr. Unsec’d. Notes	6.875	11/15/31	250	250,745

				4,344,622

Home Builders 3.2%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	100	86,658
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	50	43,051
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	340	320,760
Gtd. Notes	7.250	10/15/29	373	361,647
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	250	206,875
Gtd. Notes, 144A	6.250	09/15/27	264	241,890
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	25	24,932
Gtd. Notes, 144A	3.875	08/15/29	125	107,798
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	100	93,261
Gtd. Notes, 144A	5.000	03/01/28	75	69,602
KB Home,
Gtd. Notes	4.800	11/15/29	250	225,519
Gtd. Notes	7.250	07/15/30	90	90,497
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	150	128,061
Gtd. Notes	4.950	02/01/28	25	23,226
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	200	175,000
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	386	361,392

See Notes to Financial Statements.

PGIM Fixed Income ETFs 97

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750%	02/15/28	279	$256,736
Sr. Unsec’d. Notes	4.750	04/01/29	74	65,879
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	200	187,207
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	257	252,541
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	239	220,120
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	75	71,610
Gtd. Notes	5.700	06/15/28	15	14,216

				3,628,478

Home Furnishings 0.2%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	297	255,081

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	352	300,909
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	205	179,887
Sr. Sec’d. Notes, 144A	5.000	12/31/26	25	23,187

				503,983

Housewares 0.7%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	298	234,352
Gtd. Notes	4.375	02/01/32	170	134,144
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	657	426,738

				795,234

Insurance 0.1%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	166	146,073

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.3%

Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000%	04/15/25	140	$137,297
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	245	210,404

				347,701

Iron/Steel 0.4%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	50	50,441
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	116	115,522
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	154	146,713
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.375	03/15/32	100	85,743

				398,419

Leisure Time 3.2%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	956	899,835
Gtd. Notes, 144A	7.625	03/01/26	284	282,344
Sr. Sec’d. Notes, 144A	7.000	08/15/29	25	25,281
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	75	76,934
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	463	435,229
Sr. Sec’d. Notes, 144A	5.875	02/15/27	100	96,593
Sr. Sec’d. Notes, 144A	8.375	02/01/28	136	139,400
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	205	184,244
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	75	75,916
Gtd. Notes, 144A	9.250	01/15/29	175	185,976
Sr. Sec’d. Notes, 144A	8.250	01/15/29	275	286,418
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	155	145,365
Sr. Unsec’d. Notes, 144A	5.500	08/31/26	50	47,651
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	223	208,385
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	175	190,206

See Notes to Financial Statements.

PGIM Fixed Income ETFs 99

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875%	09/15/27	75	$69,750
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	211	195,175
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	50	41,971
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	75	69,555

				3,656,228

Lodging 1.2%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	280	232,443
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	75	70,650
Gtd. Notes	4.750	10/15/28	416	377,532
Gtd. Notes	5.500	04/15/27	311	297,400
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	400	350,500

				1,328,525

Machinery-Construction & Mining 0.3%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	352	323,001

Machinery-Diversified 1.2%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	149	160,761
Sr. Sec’d. Notes, 144A	7.500	01/01/30	199	204,075
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	190	149,199
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	382	382,697
Sec’d. Notes, 144A	11.500	09/01/28	175	175,512
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	250	233,281

				1,305,525

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 8.1%

AMC Networks, Inc.,
Gtd. Notes	5.000%	04/01/24	375	$371,261
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	872	706,826
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	775	635,641
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	618	473,240
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	575	454,363
Sr. Unsec’d. Notes, 144A	4.750	02/01/32	310	257,208
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	50	46,079
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	50	47,013
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	450	409,614
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	150	146,149
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	137,455
Gtd. Notes, 144A	4.125	12/01/30	200	142,602
Gtd. Notes, 144A	4.500	11/15/31	200	142,534
Gtd. Notes, 144A	5.375	02/01/28	680	557,937
Gtd. Notes, 144A	5.500	04/15/27	200	172,636
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	500	276,709
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $565,303; purchased 07/18/19 - 06/03/22)(f)	6.625	08/15/27(d)	1,251	33,181
Sec’d. Notes, 144A (original cost $507,220; purchased 07/18/19 - 08/30/22)(f)	5.375	08/15/26(d)	1,235	36,024
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	563	304,079
Gtd. Notes	7.375	07/01/28	885	553,280
Gtd. Notes	7.750	07/01/26	317	236,866
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	275	279,225
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	375	341,988
Gtd. Notes, 144A	7.000	05/15/27	87	77,984
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	382	333,276
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	25	21,964
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	41	35,959

See Notes to Financial Statements.

PGIM Fixed Income ETFs 101

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Nexstar Media, Inc., (cont’d.)
Gtd. Notes, 144A	5.625%	07/15/27	175	$164,523
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	233	181,491
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	798	434,416
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	325	266,762
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	186	160,122
Sr. Sec’d. Notes, 144A	5.125	02/15/25	151	148,927
Sr. Sec’d. Notes, 144A	6.625	06/01/27	427	413,409
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	250	202,500

				9,203,243

Mining 1.3%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	50	51,051
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	260	221,634
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	200	193,266
Gtd. Notes, 144A	8.625	06/01/31	200	203,058
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	75	73,529
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	113	106,503
Gtd. Notes, 144A	6.125	04/01/29	341	320,540
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	255	242,857
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	100	82,992

				1,495,430

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625%	05/15/30	337	$297,075
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	100	102,034

				399,109

Oil & Gas 6.8%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	100	100,473
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24(d)	310	31
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	444	415,559
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	342	340,018
Gtd. Notes, 144A	9.000	11/01/27	112	140,854
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	27	27,030
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	241	249,134
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	581	556,780
Gtd. Notes, 144A	6.750	04/15/29	68	67,528
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	377	373,419
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	100	102,991
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	432	431,547
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	137	121,011
Gtd. Notes, 144A	6.750	03/01/29	125	116,828
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	194	198,376
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	25	23,194
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	25	24,600

See Notes to Financial Statements.

PGIM Fixed Income ETFs 103

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750%	01/30/28	287	$280,831
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	138	129,227
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	300	278,947
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	425	390,985
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	154	148,032
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	100	91,930
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	250	238,977
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	125	119,844
Gtd. Notes, 144A	7.500	01/15/28	325	298,880
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25	275	269,749
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	25	25,848
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	361	317,680
Gtd. Notes, 144A	4.625	05/01/30	200	175,750
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	49	46,795
Gtd. Notes, 144A	7.125	01/15/26	50	49,431
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	100	97,515
Gtd. Notes, 144A	4.750	02/15/30	120	108,391
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	762	674,611
Gtd. Notes	5.375	02/01/29	25	23,701
Gtd. Notes	5.375	03/15/30	125	117,010
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	200	181,032
Gtd. Notes	4.500	04/30/30	127	113,315
Gtd. Notes	5.875	03/15/28	170	165,516
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	60	59,025
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	50	50,927

				7,743,322

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers 1.9%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500%	06/30/27	200	$160,000
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A	4.000	09/01/29	200	161,850
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	85	74,722
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	75	61,125
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	377	339,300
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	175	159,357
Sr. Sec’d. Notes, 144A	9.500	11/01/28	50	51,549
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	185	155,045
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	206	196,680
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	100	98,524
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	50	45,467
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	60	59,999
Gtd. Notes, 144A	6.625	05/13/27	25	24,735
Gtd. Notes, 144A	7.250	05/15/31	100	100,922
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	50	44,614
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	25	24,624
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	306	319,074
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	50	43,670

				2,121,257

See Notes to Financial Statements.

PGIM Fixed Income ETFs 105

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 1.9%
AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29	195	$159,375
Gtd. Notes, 144A	5.125	03/01/30	299	247,911
Gtd. Notes, 144A	6.125	08/01/28	181	163,790
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	400	222,500
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	6.250	02/15/29	1,465	640,937
Sr. Sec’d. Notes, 144A	4.875	06/01/28	50	29,625
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	600	510,666
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	210	181,476

				2,156,280

Pipelines 2.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	75	70,309
Gtd. Notes, 144A	5.750	03/01/27	285	276,023
Gtd. Notes, 144A	5.750	01/15/28	157	150,291
Gtd. Notes, 144A	7.875	05/15/26	172	174,913
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	150	132,262
Gtd. Notes	4.500	10/01/29	25	23,081
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	300	282,505
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	25	21,599
DCP Midstream Operating LP,
Gtd. Notes	5.625	07/15/27	20	20,020
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	50	44,319
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	25	23,868
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	87	86,182
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	45	44,678
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	177	178,593
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	125	128,157

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875%	01/15/29	185	$175,483
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	50	51,667
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	75	67,847
Sr. Unsec’d. Notes, 144A	7.500	07/15/38	186	175,769
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	167	155,081
Gtd. Notes, 144A	6.000	03/01/27	166	159,144
Gtd. Notes, 144A	6.000	12/31/30	140	125,844
Gtd. Notes, 144A	6.000	09/01/31	50	44,377
Gtd. Notes, 144A	7.500	10/01/25	100	100,407
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	265	229,451
Sr. Sec’d. Notes, 144A	4.125	08/15/31	92	78,153
Sr. Sec’d. Notes, 144A	6.250	01/15/30	74	72,144
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	25	24,139

				3,116,306

Real Estate 1.2%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	356	333,248
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	50	50,493
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	150	123,156
Gtd. Notes, 144A	4.375	02/01/31	250	199,336
Gtd. Notes, 144A	5.375	08/01/28	216	195,035
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	444	340,250
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.250	04/15/30	175	122,222
Gtd. Notes, 144A	5.750	01/15/29	50	35,804

				1,399,544

See Notes to Financial Statements.

PGIM Fixed Income ETFs 107

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 1.2%
Diversified Healthcare Trust,
Gtd. Notes	4.375%	03/01/31	225	$169,796
Gtd. Notes	9.750	06/15/25	195	191,881
Sr. Unsec’d. Notes	4.750	05/01/24	224	212,476
Sr. Unsec’d. Notes	4.750	02/15/28	225	172,033
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	206	133,480
Gtd. Notes	4.625	08/01/29	125	90,342
Gtd. Notes	5.000	10/15/27	113	89,365
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	281	282,058
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	61	53,549

				1,394,980

Retail 4.8%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	280	235,715
Sec’d. Notes, 144A	4.375	01/15/28	100	91,741
Sr. Sec’d. Notes, 144A	3.875	01/15/28	300	270,750
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	75	61,644
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	126	63,437
Sr. Sec’d. Notes, 144A	4.875	07/15/28	50	23,898
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27	50	46,352
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500	08/01/30	50	49,435
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30	275	270,185
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29	140	120,221
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.750	02/07/25	400	393,000
Sr. Sec’d. Notes, 144A	8.500	10/30/25	200	198,000

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $ 23,188; purchased 08/04/22)(f)	5.375%	04/01/26	25	$23,527
Sr. Unsec’d. Notes, 144A (original cost $ 66,625; purchased 08/02/22 - 08/15/22)(f)	5.875	04/01/29	75	66,175
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	459	379,200
Sr. Sec’d. Notes, 144A	4.625	01/15/29	244	211,154
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	200	169,504
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	235	178,809
Gtd. Notes, 144A	3.875	10/01/31	325	235,558
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	266	234,159
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	305	264,999
Sr. Unsec’d. Notes, 144A	8.250	08/01/31	99	99,143
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	150	117,403
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	144	116,267
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	75	64,210
Gtd. Notes, 144A	7.500	10/15/27	75	73,244
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29	265	228,054
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	181	177,968
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	472	405,875
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	444	388,931
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	250	228,890

				5,487,448

See Notes to Financial Statements.

PGIM Fixed Income ETFs 109

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software 0.7%
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625%	09/01/28	528	$487,123
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	50	50,051
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	150	140,813
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	160	139,084

				817,071

Telecommunications 3.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	600	507,060
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $142,656; purchased 01/04/22 - 10/03/22)(f)	8.000	04/01/25(d)	153	35,111
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $192,000; purchased 10/13/21)(f)	8.000	12/31/26(d)	200	9,750
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $237,438; purchased 10/28/22 - 03/17/23)(f)	13.000	12/31/25(d)	372	263,491
Sr. Sec’d. Notes, 144A (original cost $254,375; purchased 11/09/20)(f)	8.750	05/25/24	250	227,173
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $417,938; purchased 07/09/21 - 10/25/22)(f)	6.750	12/31/23(d)	525	25,594
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	400	371,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)	490	—
Gtd. Notes, 144A^	8.500	10/15/24(d)	25	—
Gtd. Notes, 144A^	9.750	07/15/25(d)	295	—
Sr. Sec’d. Notes, 144A	6.500	03/15/30	469	429,136
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.250	07/01/28	787	515,421

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes	8.750%	03/15/32	125	$148,941
Sprint LLC,
Gtd. Notes	7.625	03/01/26	250	259,226
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	458	433,406
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	244	182,707
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	150	98,004

				3,506,020

Transportation 0.0%
XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	25	25,535
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	25	25,167

				50,702

Trucking & Leasing 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500	05/01/28	125	116,030

TOTAL CORPORATE BONDS (cost $104,484,868)				93,707,006

FLOATING RATE AND OTHER LOANS 1.7%

Airlines 0.1%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292(c)	04/21/28	120	120,412

Chemicals 0.2%
Venator Materials LLC,
DIP Loan, 3 Month SOFR + 10.000%^	15.314(c)	12/31/23	174	177,184
Initial Term Loan	12.250	08/08/24	135	63,788

				240,972

See Notes to Financial Statements.

PGIM Fixed Income ETFs 111

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Electric 0.0%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	11.110%(c)	07/30/26(d)	140	$28,778

Insurance 0.2%
Acrisure LLC,
2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.196(c)	02/15/27	100	97,701
Asurion LLC,
New B-4 Term Loan, 1 Month SOFR + 5.364%	10.696(c)	01/20/29	165	144,552

				242,253

Media 0.2%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	12.775(c)	05/25/26	139	88,985
Second Lien Term Loan	10.662	08/24/26	437	11,296
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.696(c)	09/25/26	89	72,783

				173,064

Retail 0.1%
EG America LLC (United Kingdom),
New Term Loan B, 1 Month SOFR + 4.500%^	9.647(c)	03/12/26	23	22,518
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.196(c)	03/06/28	49	48,553

				71,071

Software 0.5%
Boxer Parent Co., Inc.,
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.946(c)	02/27/26	50	49,250

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)
Finastra USA, Inc.,
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231%(c)	06/13/24	361	$359,861
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.677(c)	07/14/28	193	177,286

				586,397

Telecommunications 0.4%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	8.981(c)	05/27/24	20	18,092
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.446(c)	10/02/28	420	335,935
Initial Term Loan- Second Lien, 1 Month SOFR + 7.114%	12.446(c)	10/01/29	150	71,437

				425,464

TOTAL FLOATING RATE AND OTHER LOANS (cost $2,182,618)				1,888,411

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Notes(k)	2.500	03/31/27	475	445,053
U.S. Treasury Notes(k)	2.625	05/31/27	165	154,881
U.S. Treasury Notes	3.000	07/31/24	1,200	1,174,172
U.S. Treasury Notes(k)	4.125	07/31/28	4,700	4,672,828
U.S. Treasury Notes	4.750	07/31/25	2,500	2,493,164

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,965,858)				8,940,098

			Shares

COMMON STOCKS 0.7%

Chemicals 0.1%
TPC Group, Inc.*^			6,118	152,950

See Notes to Financial Statements.

PGIM Fixed Income ETFs 113

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 0.1%
Ferrellgas Partners LP (Class B Stock) (original cost $102,501; purchased 09/24/18 - 09/26/19)(f)	728	$103,183

Oil, Gas & Consumable Fuels 0.3%
Chesapeake Energy Corp.	4,472	394,475

Wireless Telecommunication Services 0.2%
Intelsat Emergence SA (Luxembourg)*	7,641	172,305

TOTAL COMMON STOCKS (cost $674,307)		822,913

PREFERRED STOCK 0.5%

Electronic Equipment, Instruments & Components
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $590,708; purchased 05/15/21 - 02/09/22)^(f) (cost $591,605)	600	600,000

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services
Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	798	4,987
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	798	3,192

TOTAL RIGHTS (cost $11)		8,179

TOTAL LONG-TERM INVESTMENTS (cost $120,468,167)		109,551,894

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 1.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund
(cost $2,094,768)(wi)	2,094,768	$2,094,768

TOTAL INVESTMENTS 98.2% (cost $122,562,935)		111,646,662
Other assets in excess of liabilities(z) 1.8%		2,003,287

NET ASSETS 100.0%		$113,649,949

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $960,831 and 0.8% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $3,374,553. The aggregate value of $1,683,975 is 1.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
8	2 Year U.S. Treasury Notes	Dec. 2023	$1,630,438	$4,554
47	5 Year U.S. Treasury Notes	Dec. 2023	5,025,328	22,006
7	10 Year U.S. Treasury Notes	Dec. 2023	777,219	4,461

				31,021

See Notes to Financial Statements.

PGIM Fixed Income ETFs 115

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Futures contracts outstanding at August 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
3	20 Year U.S. Treasury Bonds	Dec. 2023	$ 365,062	$(4,067)
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	129,469	(1,595)

				(5,662)

				$25,359

Forward foreign currency exchange contracts outstanding at August 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	JPM	GBP	89	$112,328	$112,747	$419	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	BNP	GBP	89	$114,406	$112,748	$1,658	$ —
Expiring 10/03/23	JPM	GBP	89	112,344	112,761	—	(417)

				$226,750	$225,509	1,658	(417)

						$2,077	$(417)

Credit default swap agreements outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	3,400	$(44,068)	$(59,564)	$(15,496)

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Credit default swap agreements outstanding at August 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	6,275	4.257%	$119,352	$240,906	$121,554

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 117

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Total return swap agreement outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	12/20/23	(1,472)	$42,982	$4,493	$38,489

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$4,493	$—	$38,489	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$150,000	$790,879

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,584,796	$—
Convertible Bond	—	491	—
Corporate Bonds	—	93,707,006	—**
Floating Rate and Other Loans	—	1,688,709	199,702
U.S. Treasury Obligations	—	8,940,098	—
Common Stocks	394,475	275,488	152,950
Preferred Stock	—	—	600,000
Rights	—	—	8,179
Short-Term Investment
Affiliated Mutual Fund	2,094,768	—	—

Total	$2,489,243	$108,196,588	$960,831

Other Financial Instruments*
Assets
Futures Contracts	$31,021	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,077	—
Centrally Cleared Credit Default Swap Agreement	—	121,554	—
OTC Total Return Swap Agreement	—	42,982	—

Total	$31,021	$166,613	$—

Liabilities
Futures Contracts	$(5,662)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(417)	—
Centrally Cleared Credit Default Swap Agreement	—	(15,496)	—

Total	$(5,662)	$(15,913)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Media	8.3%
U.S. Treasury Obligations	7.9
Oil & Gas	6.8

Retail	4.9%
Commercial Services	4.7
Electric	4.2

See Notes to Financial Statements.

PGIM Fixed Income ETFs 119

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Healthcare-Services	3.8%
Telecommunications	3.5
Leisure Time	3.2
Home Builders	3.2
Collateralized Loan Obligations	3.2
Diversified Financial Services	2.9
Entertainment	2.8
Pipelines	2.7
Aerospace & Defense	2.7
Foods	2.3
Auto Manufacturers	2.3
Chemicals	2.0
Pharmaceuticals	1.9
Packaging & Containers	1.9
Affiliated Mutual Fund	1.8
Building Materials	1.5
Airlines	1.5
Mining	1.3
Software	1.2
Real Estate	1.2
Real Estate Investment Trusts (REITs)	1.2
Lodging	1.2
Healthcare-Products	1.2
Machinery-Diversified	1.2
Auto Parts & Equipment	1.0
Distribution/Wholesale	0.8
Housewares	0.7
Computers	0.7
Electrical Components & Equipment	0.6
Electronic Equipment, Instruments & Components	0.5

Advertising	0.5%
Apparel	0.5
Household Products/Wares	0.4
Environmental Control	0.4
Miscellaneous Manufacturing	0.4
Iron/Steel	0.4
Oil, Gas & Consumable Fuels	0.3
Insurance	0.3
Internet	0.3
Machinery-Construction & Mining	0.3
Home Furnishings	0.2
Agriculture	0.2
Gas	0.2
Electronics	0.2
Banks	0.2
Wireless Telecommunication Services	0.2
Coal	0.1
Engineering & Construction	0.1
Trucking & Leasing	0.1
Gas Utilities	0.1
Transportation	0.0 *

98.2
Other assets in excess of liabilities	1.8

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$121,554	*	Due from/to broker-variation margin swaps	$15,496	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,077		Unrealized depreciation on OTC forward foreign currency exchange contracts	417
Interest rate contracts	Due from/to broker-variation margin futures	31,021	*	Due from/to broker-variation margin futures	5,662	*
Interest rate contracts	Premiums paid for OTC swap agreements	4,493		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	38,489		—	—

		$197,634			$21,575

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$300,151
Foreign exchange contracts	—	(6,086)	—
Interest rate contracts	(504,106)	—	65,689

Total	$(504,106)	$(6,086)	$365,840

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(2,304)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 121

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(2,465)	$—
Interest rate contracts	51,252	—	38,170

Total	$51,252	$(2,465)	$35,866

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$9,080,108
Futures Contracts - Short Positions (1)	557,906
Forward Foreign Currency Exchange Contracts - Purchased (2)	108,313
Forward Foreign Currency Exchange Contracts - Sold (2)	217,074
Credit Default Swap Agreements - Buy Protection (1)	1,786,468
Credit Default Swap Agreements - Sell Protection (1)	3,615,160
Total Return Swap Agreements (1)	1,478,400

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$44,640	$—	$44,640	$—	$44,640
JPM	419	(417)	2	—	2

	$45,059	$(417)	$44,642	$—	$44,642

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 123

PGIM Active High Yield Bond ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $120,468,167)	$109,551,894
Affiliated investments (cost $2,094,768)	2,094,768
Cash	1,175
Foreign currency, at value (cost $6,759)	7,043
Dividends and interest receivable	1,712,074
Deposit with broker for centrally cleared/exchange-traded derivatives	150,000
Receivable for investments sold	86,148
Unrealized appreciation on OTC swap agreements	38,489
Due from broker—variation margin futures	4,562
Premiums paid for OTC swap agreements	4,493
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,077
Other assets	55,759

Total Assets	113,708,482

Liabilities

Management fee payable	49,005
Due to broker	9,111
Unrealized depreciation on OTC forward foreign currency exchange contracts	417

Total Liabilities	58,533

Net Assets	$113,649,949

Net assets were comprised of:
Common stock, at par	$3,325
Paid-in capital in excess of par	129,001,262
Total distributable earnings (loss)	(15,354,638)

Net assets, August 31, 2023	$113,649,949

Net asset value, offering price and redemption price per share. ($113,649,949 ÷ 3,325,000 shares of common stock issued and outstanding)	$34.18

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$6,781,403
Unaffiliated dividend income	86,153
Affiliated dividend income	52,330
Income from securities lending, net (including affiliated income of $3,077)	3,289

Total income	6,923,175

Expenses
Management fee	483,137

Net investment income (loss)	6,440,038

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $110)	(2,119,085)
Futures transactions	(504,106)
Forward currency contract transactions	(6,086)
Swap agreement transactions	365,840
Foreign currency transactions	70

(2,263,367)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(24))	1,321,005
Futures	51,252
Forward currency contracts	(2,465)
Swap agreements	35,866
Foreign currencies	371

1,406,029

Net gain (loss) on investment and foreign currency transactions	(857,338)

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,582,700

See Notes to Financial Statements.

PGIM Fixed Income ETFs 125

PGIM Active High Yield Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,440,038	$4,174,246
Net realized gain (loss) on investment, in-kind redemptions and foreign currency transactions	(2,263,367)	(1,049,256)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,406,029	(14,092,188)

Net increase (decrease) in net assets resulting from operations	5,582,700	(10,967,198)

Dividends and Distributions
Distributions from distributable earnings	(6,738,650)	(5,220,879)

Fund share transactions
Net proceeds from shares sold (500,000 and 1,225,000 shares, respectively)	17,014,419	47,478,094
Shares sold in-kind (425,000 and 0 shares, respectively)	14,435,556	—
Shares redeemed in-kind (0 and 475,000 shares, respectively)	—	(19,479,038)
Cost of shares purchased (325,000 and 125,000 shares, respectively)	(11,039,936)	(4,390,976)

Net increase (decrease) in net assets from Fund share transactions	20,410,039	23,608,080

Total increase (decrease)	19,254,089	7,420,003

Net Assets:

Beginning of year	94,395,860	86,975,857

End of year	$113,649,949	$94,395,860

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Financial Highlights

	Year Ended August 31,				September 24, 2018(a) through August 31, 2019
	2023	2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$34.64	$41.42	$39.99	$40.96	$40.00
Income (loss) from investment operations:
Net investment income (loss)	2.39	1.85	1.95	2.49	2.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	(6.23)	2.30	(0.49)	0.85
Total from investment operations	2.07	(4.38)	4.25	2.00	3.15
Less Dividends and Distributions:
Dividends from net investment income	(2.53)	(1.92)	(2.24)	(2.55)	(2.19)
Distributions from net realized gains	-	(0.48)	(0.58)	(0.42)	-
Total dividends and distributions	(2.53)	(2.40)	(2.82)	(2.97)	(2.19)
Net asset value, end of period	$34.18	$34.64	$41.42	$39.99	$40.96
Total Return(c):	6.32%	(11.01)%	11.00%	5.24%	8.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$113,650	$94,396	$86,976	$34,994	$27,649
Average net assets (000)	$91,165	$85,683	$58,270	$29,367	$26,467
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.53%	0.53%	0.53%	0.53%	0.52	%(e)
Expenses before waivers and/or expense reimbursement	0.53%	0.53%	0.53%	0.53%	0.53	%(e)
Net investment income (loss)	7.06%	4.87%	4.76%	6.37%	6.15	%(e)
Portfolio turnover rate(f)	35%	31%	85%	57%	55%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 127

PGIM Active Aggregate Bond ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.6%

ASSET-BACKED SECURITIES 14.1%

Automobiles 4.3%

Americredit Automobile Receivables Trust,
Series 2023-01, Class C	5.800%	12/18/28	100	$99,364
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-01A, Class A, 144A	3.830	08/21/28	100	93,249
Series 2023-03A, Class A, 144A	5.440	02/22/28	200	197,960
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A	6.291	07/26/32	186	181,117
CarMax Auto Owner Trust,
Series 2022-01, Class D	2.470	07/17/28	100	90,775
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A	5.560	04/22/30	100	99,551
Ford Credit Auto Owner Trust,
Series 2023-01, Class A, 144A	4.850	08/15/35	100	98,572
Series 2023-02, Class A, 144A	5.280	02/15/36	100	100,375
Ford Credit Floorplan Master Owner Trust A,
Series 2023-01, Class A1, 144A	4.920	05/15/28	100	98,815
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A	5.490	06/25/27	100	98,859
Series 2023-03A, Class A, 144A	5.940	02/25/28	100	100,059
Hertz Vehicle Financing LLC,
Series 2022-02A, Class A, 144A	2.330	06/26/28	100	88,900
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class A, 144A	5.410	11/14/29	200	198,291
Santander Drive Auto Receivables Trust,
Series 2023-03, Class C	5.770	11/15/30	100	99,470
Series 2023-04, Class C	6.040	12/15/31	100	100,521
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A	5.800	04/18/38	100	99,652

				1,845,530

Collateralized Loan Obligations 9.2%

AIG CLO LLC,
Series 2018-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.708(c)	04/20/32	400	398,500
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	6.716(c)	04/20/35	250	245,625

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.750%(c)	11/27/31	249	$247,106
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	6.630(c)	04/18/35	250	246,637
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.715(c)	01/20/32	250	248,898
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	6.666(c)	04/20/35	250	246,339
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.760(c)	07/15/34	250	245,346
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	04/20/34	250	247,500
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month SOFR + 1.632% (Cap N/A, Floor 1.370%)	6.940(c)	01/16/33	250	249,606
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32	250	247,813
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	6.720(c)	06/20/34	250	247,249
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.713(c)	07/10/34	400	395,713
TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	6.606(c)	10/20/32	250	247,058
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.737(c)	07/24/32	500	496,544

				4,009,934

See Notes to Financial Statements.

PGIM Fixed Income ETFs 129

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 0.6%

OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A	1.750%	09/14/35	200	$180,243
Series 2023-02A, Class A1, 144A	5.840	09/15/36	100	100,403

				280,646

TOTAL ASSET-BACKED SECURITIES (cost $6,230,725)				6,136,110

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.4%

BANK,
Series 2019-BN22, Class A3	2.726	11/15/62	250	213,729
Series 2021-BN38, Class A4	2.275	12/15/64	100	79,101
Barclays Commercial Mortgage Securities Trust,
Series 2021-C12, Class A4	2.421	11/15/54	250	204,634
Benchmark Mortgage Trust,
Series 2021-B25, Class A3	1.906	04/15/54	500	409,882
Series 2021-B31, Class A4	2.420	12/15/54	100	80,219
CD Mortgage Trust,
Series 2019-CD08, Class A3	2.657	08/15/57	500	420,506
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4	3.420	08/10/47	500	486,721
Series 2015-DC01, Class A5	3.350	02/10/48	500	478,372
GS Mortgage Securities Trust,
Series 2019-GC42, Class A3	2.749	09/10/52	250	215,229
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR05, Class A3	3.123	06/13/52	500	429,827
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157	09/15/50	500	456,958
Series 2019-C52, Class A4	2.643	08/15/52	436	376,937
Series 2020-C56, Class A1	1.341	06/15/53	397	389,649
Series 2020-C56, Class A4	2.194	06/15/53	500	409,214
Series 2021-C59, Class A3	1.958	04/15/54	350	293,964

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,671,147)				4,944,942

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 31.4%

Aerospace & Defense 0.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196%	02/04/26	253	$233,430
Sr. Unsec’d. Notes	2.950	02/01/30	50	43,277
Sr. Unsec’d. Notes	3.625	03/01/48	35	24,423
Sr. Unsec’d. Notes	5.930	05/01/60	20	19,320
RTX Corp.,
Sr. Unsec’d. Notes	2.375	03/15/32	25	20,099
Sr. Unsec’d. Notes	4.125	11/16/28	13	12,403

				352,952

Agriculture 0.4%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	48	42,213
Gtd. Notes	3.400	02/04/41	50	34,021
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	23	21,305
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.125	02/15/30	35	34,599
Sr. Unsec’d. Notes	5.375	02/15/33	10	9,873
Sr. Unsec’d. Notes	5.625	11/17/29	15	15,136

				157,147

Airlines 0.1%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	50	49,374
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.300	02/15/27	8	7,953

				57,327

Auto Manufacturers 0.5%

Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A	1.625	12/13/24	150	142,256
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	51	47,941
Sr. Unsec’d. Notes	6.600	04/01/36	17	17,112

See Notes to Financial Statements.

PGIM Fixed Income ETFs 131

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN	0.800%	10/16/25	17	$15,504

				222,813

Banks 8.7%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	60	47,312
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	165	134,859
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	375	311,650
Sr. Unsec’d. Notes, MTN	3.970(ff)	03/05/29	175	163,267
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	30	27,098
Sub. Notes, MTN	4.450	03/03/26	115	111,804
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.829(ff)	05/09/27	200	198,050
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	210	175,805
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	120	103,175
Sr. Unsec’d. Notes	3.700	01/12/26	64	61,359
Sub. Notes	4.400	06/10/25	55	53,630
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, MTN	3.700	05/30/24	62	60,835
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	15	15,176
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	165	128,511
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	85	68,808
Sr. Unsec’d. Notes	3.750	02/25/26	25	23,966
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	80	74,001
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	10	10,065
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	100	89,801
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	130	102,441
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	370	310,129
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	5	4,032
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	42	34,367
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	150	128,556
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	100	92,169
Sub. Notes	2.956(ff)	05/13/31	21	17,832

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sub. Notes	4.250%	10/01/27	21	$20,308
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27	270	239,684
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	40	31,382
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	255	214,759
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	110	101,986
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	76	73,138
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	165	127,198
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	25	24,790
Sr. Unsec’d. Notes	5.812(ff)	06/12/26	105	104,890
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	15	14,873
U.S. Bancorp,
Sr. Unsec’d. Notes	5.836(ff)	06/12/34	20	19,951
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	282	235,413

				3,757,070

Beverages 0.4%

Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	4.450	05/15/25	110	106,996
Constellation Brands, Inc.,
Sr. Unsec’d. Notes	2.250	08/01/31	80	64,296

				171,292

Biotechnology 0.3%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.800	08/15/41	45	31,025
Sr. Unsec’d. Notes	5.250	03/02/30	80	80,040

				111,065

Building Materials 0.1%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	11	8,892
Sr. Unsec’d. Notes	4.250	07/02/24	21	20,725

See Notes to Financial Statements.

PGIM Fixed Income ETFs 133

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Owens Corning,
Sr. Unsec’d. Notes	3.400%	08/15/26	25	$23,615
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	13	11,647

				64,879

Chemicals 0.3%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.600	11/15/50	17	12,132
FMC Corp.,
Sr. Unsec’d. Notes	3.450	10/01/29	90	78,442
Sr. Unsec’d. Notes	4.500	10/01/49	13	9,689
LYB International Finance III LLC,
Gtd. Notes	4.200	10/15/49	17	12,647
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	15	14,660
Sr. Unsec’d. Notes	4.900	06/01/43	21	18,367

				145,937

Commercial Services 1.1%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	20	12,920
Equifax, Inc.,
Sr. Unsec’d. Notes	2.350	09/15/31	20	15,689
Sr. Unsec’d. Notes	2.600	12/01/24	101	97,068
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	45	41,977
Global Payments, Inc.,
Sr. Unsec’d. Notes	1.200	03/01/26	21	18,771
Johns Hopkins University,
Unsec’d. Notes, Series A	4.705	07/01/32	20	19,861
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	10	7,204
Unsec’d. Notes	4.678	07/01/2114	30	27,026
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	35	22,685
Unsec’d. Notes	3.150	07/15/46	35	25,913

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Thomas Jefferson University,
Sec’d. Notes	3.847%	11/01/57	45	$31,618
Trustees of Boston University,
Sec’d. Notes, Series CC	4.061	10/01/48	20	16,825
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	25	17,355
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	32	31,344
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	8,295
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	80	61,942
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	20	12,625

				469,118

Computers 0.1%

Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	40	38,459
International Business Machines Corp.,
Sr. Unsec’d. Notes	5.875	11/29/32	8	8,486

				46,945

Diversified Financial Services 0.2%

Discover Financial Services,
Sr. Unsec’d. Notes	3.750	03/04/25	21	20,132
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	25	19,497
Sr. Unsec’d. Notes	5.875	07/21/28	55	54,401

				94,030

Electric 3.4%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	13	8,851
Sr. Unsec’d. Notes	5.400	06/01/33	15	14,836
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	62	50,252
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	17	14,105

See Notes to Financial Statements.

PGIM Fixed Income ETFs 135

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Ameren Corp.,
Sr. Unsec’d. Notes	2.500%	09/15/24	21	$20,258
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.600	08/15/29	8	6,939
Sr. Unsec’d. Notes	3.500	12/01/49	25	16,944
Sr. Unsec’d. Notes	6.350	12/15/32	20	21,063
Commonwealth Edison Co.,
First Mortgage	4.900	02/01/33	45	44,231
Connecticut Light & Power Co. (The),
First Mortgage	5.250	01/15/53	15	14,651
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	4	3,155
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	32	28,212
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	21	17,005
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes	6.100	06/01/37	21	21,620
Duke Energy Florida LLC,
First Mortgage	2.400	12/15/31	95	77,441
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	41	38,935
Florida Power & Light Co.,
First Mortgage	4.050	06/01/42	15	12,642
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A	4.700	04/01/24	17	16,843
MidAmerican Energy Co.,
First Mortgage	4.250	07/15/49	34	27,960
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	33	26,960
Monongahela Power Co.,
First Mortgage, 144A	3.550	05/15/27	96	89,932
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	6.051	03/01/25	145	145,600
Northern States Power Co.,
First Mortgage	3.400	08/15/42	34	25,848
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24	17	16,579
Pacific Gas & Electric Co.,
First Mortgage	4.500	07/01/40	30	23,144

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Pacific Gas & Electric Co., (cont’d.)
First Mortgage	4.550%	07/01/30	20	$17,972
First Mortgage	4.750	02/15/44	45	34,476
PacifiCorp,
First Mortgage	5.350	12/01/53	40	34,523
PECO Energy Co.,
First Mortgage	2.800	06/15/50	32	20,247
First Mortgage	4.900	06/15/33	50	49,162
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	13	8,802
First Mortgage	5.250	05/15/53	15	14,580
Public Service Co. of Colorado,
First Mortgage	5.250	04/01/53	25	23,069
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	13	9,922
First Mortgage, MTN	3.700	05/01/28	38	36,071
Sec’d. Notes, MTN	4.650	03/15/33	75	72,628
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	5	4,316
Sr. Sec’d. Notes	4.100	06/15/30	75	67,021
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	15	12,149
First Mortgage	5.350	04/01/53	25	24,208
Sempra,
Sr. Unsec’d. Notes	3.300	04/01/25	35	33,722
Sr. Unsec’d. Notes	4.000	02/01/48	15	11,475
Southern California Edison Co.,
First Mortgage	4.900	06/01/26	90	89,473
First Ref. Mortgage	4.000	04/01/47	55	42,573
System Energy Resources, Inc.,
First Mortgage	6.000	04/15/28	15	14,732
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.250	05/15/32	30	25,745
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	47	45,730
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	10	8,866

				1,485,468

See Notes to Financial Statements.

PGIM Fixed Income ETFs 137

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.4%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250%	10/31/26	200	$190,165

Entertainment 0.2%

Warnermedia Holdings, Inc.,
Gtd. Notes	4.279	03/15/32	20	17,646
Gtd. Notes	5.141	03/15/52	70	55,767

				73,413

Foods 0.3%

Campbell Soup Co.,
Sr. Unsec’d. Notes	3.300	03/19/25	51	49,171
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.000	02/02/29	100	85,887
Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	10	8,775

				143,833

Gas 0.3%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47	21	16,554
Sr. Unsec’d. Notes	5.250	03/01/28	65	64,896
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27	13	12,200
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	21	19,043
Southern California Gas Co.,
First Mortgage	3.750	09/15/42	30	22,722

				135,415

Healthcare-Services 1.0%

Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	35	30,209
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	50	44,393

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810%	06/01/41	70	$49,685
Unsec’d. Notes, Series 2021	3.002	06/01/51	10	6,777
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020	2.955	01/01/50	15	10,098
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	10	6,279
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	20	16,339
Northwestern Memorial Healthcare Obligated Group,
Unsec’d. Notes, Series 2021	2.633	07/15/51	20	12,604
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	24,428
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	9,945
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	65	41,927
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	35	23,586
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.300	05/15/31	45	37,569
Sr. Unsec’d. Notes	3.950	10/15/42	60	50,070
Sr. Unsec’d. Notes	4.500	04/15/33	25	24,075
Sr. Unsec’d. Notes	4.950	05/15/62	10	9,195
Sr. Unsec’d. Notes	5.050	04/15/53	22	20,998
UPMC,
Sec’d. Notes	5.035	05/15/33	25	24,528

				442,705

Home Builders 0.5%

Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	220	213,738

Insurance 0.4%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.900	04/05/32	45	39,315
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	8	5,479
Sr. Unsec’d. Notes	4.868	06/01/44	30	26,157

See Notes to Financial Statements.

PGIM Fixed Income ETFs 139

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.625%	08/16/32	15	$14,442
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50	38	27,174
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	8	6,728
Markel Group, Inc.,
Sr. Unsec’d. Notes	4.150	09/17/50	17	12,828
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	32	26,786
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	8	6,080

				164,989

Iron/Steel 0.2%

Nucor Corp.,
Sr. Unsec’d. Notes	4.300	05/23/27	25	24,245
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	60	53,252

				77,497

Lodging 0.2%

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	83	77,961

Machinery-Construction & Mining 0.0%

Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	09/19/29	13	11,628

Machinery-Diversified 0.2%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	5	3,967
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200	06/15/25	88	83,940

				87,907

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 1.2%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800%	03/01/50	64	$47,232
Sr. Sec’d. Notes	4.908	07/23/25	93	91,336
Sr. Sec’d. Notes	6.384	10/23/35	120	116,350
Comcast Corp.,
Gtd. Notes	3.999	11/01/49	42	33,448
Gtd. Notes	4.250	10/15/30	30	28,532
Gtd. Notes	5.500	05/15/64	30	29,230
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28	110	109,481
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	43	41,868
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47	23	18,610
Walt Disney Co. (The),
Gtd. Notes	3.600	01/13/51	12	9,003

				525,090

Mining 1.1%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	55	54,860
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	25	23,229
Gtd. Notes	4.375	08/01/28	50	46,446
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A	6.530	11/15/28	200	203,376
Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.250	07/15/33	60	59,226
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	5	4,062
Gtd. Notes	2.800	10/01/29	122	105,253

				496,452

See Notes to Financial Statements.

PGIM Fixed Income ETFs 141

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.2%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200%	03/01/32	30	$23,609
Textron, Inc.,
Sr. Unsec’d. Notes	3.375	03/01/28	84	76,819

				100,428

Multi-National 0.2%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	3.750	11/23/23	100	99,613

Oil & Gas 1.3%

BP Capital Markets America, Inc.,
Gtd. Notes	4.893	09/11/33	40	38,936
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	5	3,499
Sr. Unsec’d. Notes	5.400	06/15/47	57	51,225
Continental Resources, Inc.,
Gtd. Notes, 144A	2.268	11/15/26	15	13,397
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	36	33,398
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26	40	38,610
Sr. Unsec’d. Notes	8.625	01/19/29	35	35,613
Sr. Unsec’d. Notes	8.875	01/13/33	40	40,441
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	3.452	04/15/51	8	5,950
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31	30	24,381
Ovintiv, Inc.,
Gtd. Notes	5.650	05/15/25	155	154,731
Phillips 66,
Gtd. Notes	2.150	12/15/30	84	68,050
Phillips 66 Co.,
Gtd. Notes	3.550	10/01/26	17	16,084
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.125	01/15/26	50	45,309

				569,624

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 1.4%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200%	11/21/29	100	$90,146
Sr. Unsec’d. Notes	4.050	11/21/39	15	12,861
Sr. Unsec’d. Notes	4.550	03/15/35	60	56,703
Sr. Unsec’d. Notes	4.625	10/01/42	15	13,308
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250	05/28/31	3	2,495
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.400	07/26/29	5	4,628
Cigna Group (The),
Gtd. Notes	4.375	10/15/28	30	28,866
Sr. Unsec’d. Notes	2.400	03/15/30	40	33,650
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	02/21/30	15	14,767
Sr. Unsec’d. Notes	5.125	07/20/45	82	73,010
Johnson & Johnson,
Sr. Unsec’d. Notes	2.100	09/01/40	10	6,838
Merck & Co., Inc.,
Sr. Unsec’d. Notes	3.400	03/07/29	8	7,447
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	15	11,671
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	26	25,954
Gtd. Notes	3.200	09/23/26	144	135,005
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	98	68,546

				585,895

Pipelines 2.3%

DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	65	63,475
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	133	128,787
Sr. Unsec’d. Notes	6.250	04/15/49	34	32,499
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	50	47,267
Enterprise Products Operating LLC,
Gtd. Notes	3.125	07/31/29	20	17,914
Gtd. Notes	4.850	03/15/44	15	13,387

See Notes to Financial Statements.

PGIM Fixed Income ETFs 143

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Kinder Morgan, Inc.,
Gtd. Notes	2.000%	02/15/31	34	$26,722
Gtd. Notes	3.250	08/01/50	17	10,706
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	75	62,232
Sr. Unsec’d. Notes	4.500	04/15/38	63	53,372
Sr. Unsec’d. Notes	4.875	06/01/25	55	54,138
Sr. Unsec’d. Notes	5.500	02/15/49	17	15,140
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	25	24,139
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	57	48,929
Gtd. Notes	3.400	09/01/29	15	13,238
Gtd. Notes	4.950	07/13/47	21	17,263
Gtd. Notes	6.050	09/01/33	105	105,833
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.500	12/15/26	17	16,444
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	10	8,813
Gtd. Notes	5.200	07/01/27	55	54,455
Gtd. Notes	6.125	03/15/33	80	81,337
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	66	58,239
Sr. Unsec’d. Notes	3.950	05/15/50	31	23,256

				977,585

Real Estate Investment Trusts (REITs) 1.4%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	130	126,940
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	15	12,729
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	5	4,030
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	5	3,941
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	55	46,588
Gtd. Notes	3.200	04/01/32	25	20,724

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Realty Income Corp.,
Sr. Unsec’d. Notes	2.200%	06/15/28	80	$69,444
Sr. Unsec’d. Notes	3.100	12/15/29	29	25,632
Sr. Unsec’d. Notes	3.250	01/15/31	25	21,588
Simon Property Group LP,
Sr. Unsec’d. Notes	1.750	02/01/28	90	77,305
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32	33	25,815
Sun Communities Operating LP,
Gtd. Notes	5.700	01/15/33	35	34,162
Ventas Realty LP,
Gtd. Notes	4.125	01/15/26	127	122,213
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	20	19,037

				610,148

Retail 0.2%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	4.500	07/26/47	27	20,896
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.750	04/18/29	28	25,788
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	5.875	12/16/36	8	8,583
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	18	17,191

				72,458

Semiconductors 0.5%

Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.500	01/15/28	45	41,555
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	42	32,018
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	120	99,258
Sr. Unsec’d. Notes, 144A	4.000	04/15/29	25	23,065
Intel Corp.,
Sr. Unsec’d. Notes	5.625	02/10/43	5	4,984

See Notes to Financial Statements.

PGIM Fixed Income ETFs 145

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Intel Corp., (cont’d.)
Sr. Unsec’d. Notes	5.700%	02/10/53	15	$14,847
Sr. Unsec’d. Notes	5.900	02/10/63	20	20,040

				235,767

Software 0.3%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	63	41,640
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	15	10,327
Sr. Unsec’d. Notes	3.850	04/01/60	8	5,422
Sr. Unsec’d. Notes	5.550	02/06/53	20	18,587
Sr. Unsec’d. Notes	6.900	11/09/52	30	32,659
Workday, Inc.,
Sr. Unsec’d. Notes	3.700	04/01/29	20	18,474

				127,109

Telecommunications 0.8%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	50	38,143
Sr. Unsec’d. Notes	3.500	09/15/53	85	55,939
Sr. Unsec’d. Notes	4.500	05/15/35	65	57,700
Sprint LLC,
Gtd. Notes	7.625	03/01/26	110	114,059
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	40	28,197
Gtd. Notes	3.875	04/15/30	30	27,323
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	26	20,562
Sr. Unsec’d. Notes	4.016	12/03/29	7	6,501

				348,424

Transportation 0.1%

CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	33	35,190

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750%	05/24/26	110	$109,165

TOTAL CORPORATE BONDS (cost $15,673,250)				13,648,242

MUNICIPAL BONDS 0.3%

Michigan 0.1%

University of Michigan,
Taxable, Revenue Bonds, Series B	3.504	04/01/52	35	26,935

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	10	12,248

New York 0.1%

New York State Dormitory Authority,
Taxable, Revenue Bonds, Series C	2.202	03/15/34	15	11,772
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	10	8,861

				20,633

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	10	8,772

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	10	10,070

Texas 0.1%

Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A	4.087	11/01/51	20	16,792

See Notes to Financial Statements.

PGIM Fixed Income ETFs 147

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584%	11/01/51	25	$16,291

TOTAL MUNICIPAL BONDS (cost $150,641)				111,741

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.4%
Bellemeade Re Ltd.,
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)	6.488(c)	06/25/31	52	52,100
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.388(c)	10/25/33	50	49,500
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.188(c)	04/25/42	30	30,512
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	60	51,908

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $191,968)				184,020

SOVEREIGN BONDS 0.8%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	186,464
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	50	49,878
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	4.125	08/25/27	50	48,327
Romanian Government International Bond (Romania),
Unsec’d. Notes, 144A, MTN	6.000	05/25/34	86	83,694

TOTAL SOVEREIGN BONDS (cost $412,924)				368,363

U.S. GOVERNMENT AGENCY OBLIGATIONS 27.4%
Federal Home Loan Mortgage Corp.	1.500	04/01/51	422	318,690
Federal Home Loan Mortgage Corp.	2.000	02/01/51	879	702,878
Federal Home Loan Mortgage Corp.	2.000	07/01/51	475	378,346
Federal Home Loan Mortgage Corp.	2.500	04/01/51	680	567,719
Federal Home Loan Mortgage Corp.	3.500	01/01/52	234	209,065
Federal Home Loan Mortgage Corp.	4.000	11/01/39	162	153,939

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	12/01/40	110	$104,268
Federal Home Loan Mortgage Corp.	5.000	12/01/52	341	330,486
Federal Home Loan Mortgage Corp.	6.000	11/01/52	205	205,275
Federal National Mortgage Assoc.	1.500	12/01/50	337	254,404
Federal National Mortgage Assoc.	2.000	05/01/36	367	321,837
Federal National Mortgage Assoc.	2.000	05/01/51	705	561,834
Federal National Mortgage Assoc.	2.500	TBA	250	207,373
Federal National Mortgage Assoc.(k)	2.500	04/01/51	1,302	1,082,663
Federal National Mortgage Assoc.	2.500	05/01/52	456	381,393
Federal National Mortgage Assoc.	3.000	11/01/46	242	213,925
Federal National Mortgage Assoc.	3.000	02/01/52	448	386,592
Federal National Mortgage Assoc.	3.000	03/01/52	432	376,458
Federal National Mortgage Assoc.	3.000	05/01/52	427	374,114
Federal National Mortgage Assoc.	3.500	06/01/47	335	304,400
Federal National Mortgage Assoc.	3.500	02/01/52	232	207,360
Federal National Mortgage Assoc.	4.000	02/01/41	137	129,725
Federal National Mortgage Assoc.	4.000	02/01/45	116	109,756
Federal National Mortgage Assoc.	4.000	03/01/49	371	347,813
Federal National Mortgage Assoc.	4.000	05/01/52	235	217,077
Federal National Mortgage Assoc.	4.500	05/01/52	299	284,751
Federal National Mortgage Assoc.	4.500	06/01/52	226	213,855
Federal National Mortgage Assoc.	5.000	07/01/52	481	466,519
Federal National Mortgage Assoc.	5.500	10/01/52	238	234,981
Federal National Mortgage Assoc.	5.500	11/01/52	472	466,523
Government National Mortgage Assoc.	2.000	03/20/51	401	332,221
Government National Mortgage Assoc.	3.000	01/20/51	570	504,899
Government National Mortgage Assoc.	4.500	05/20/52	961	915,842
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	15	11,861

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,177,431)				11,878,842

U.S. TREASURY OBLIGATIONS 13.8%
U.S. Treasury Bonds	1.250	05/15/50	210	109,758
U.S. Treasury Bonds	1.625	11/15/50	50	28,906
U.S. Treasury Bonds	1.750	08/15/41	21	14,106
U.S. Treasury Bonds	1.875	02/15/41	915	634,638
U.S. Treasury Bonds	2.000	11/15/41	895	626,220
U.S. Treasury Bonds	2.000	02/15/50	285	182,445
U.S. Treasury Bonds	2.250	05/15/41	345	254,114
U.S. Treasury Bonds	2.250	08/15/49	275	187,043
U.S. Treasury Bonds	2.250	02/15/52	30	20,241

See Notes to Financial Statements.

PGIM Fixed Income ETFs 149

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds(k)	2.375%	02/15/42	1,170	$870,187
U.S. Treasury Bonds	2.375	05/15/51	365	253,675
U.S. Treasury Bonds	2.750	08/15/47	1,030	780,386
U.S. Treasury Bonds	2.875	05/15/52	135	104,794
U.S. Treasury Bonds	3.250	05/15/42	155	132,331
U.S. Treasury Bonds	3.375	08/15/42	10	8,677
U.S. Treasury Bonds	3.375	11/15/48	345	293,142
U.S. Treasury Bonds	3.625	05/15/53	45	40,584
U.S. Treasury Bonds	4.000	11/15/42	60	56,916
U.S. Treasury Notes	3.250	06/30/29	290	274,979
U.S. Treasury Notes	3.875	08/15/33	25	24,547
U.S. Treasury Notes	4.125	07/31/28	80	79,537
U.S. Treasury Notes	4.750	07/31/25	85	84,768
U.S. Treasury Strips Coupon	2.221(s)	02/15/42	1,395	600,994
U.S. Treasury Strips Coupon	2.527(s)	08/15/44	305	117,699
U.S. Treasury Strips Coupon	2.542(s)	02/15/46	450	162,984
U.S. Treasury Strips Coupon	2.561(s)	11/15/45	80	29,272

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,369,317)				5,972,943

TOTAL LONG-TERM INVESTMENTS (cost $48,877,403)				43,245,203

			Shares

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $556,512)(wj)			556,512	556,512

TOTAL INVESTMENTS 100.9% (cost $49,433,915)				43,801,715
Liabilities in excess of other assets(z) (0.9)%				(407,529)

NET ASSETS 100.0%				$43,394,186

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $493,906)	5.500%	TBA	10/12/23	$(500)	$(493,516)

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	2 Year U.S. Treasury Notes	Dec. 2023	$2,649,461	$5,970
8	5 Year U.S. Treasury Notes	Dec. 2023	855,375	1,277
47	10 Year U.S. Treasury Notes	Dec. 2023	5,218,469	46,671
3	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	388,406	6,914

				60,832

Short Positions:
18	10 Year U.S. Ultra Treasury Notes	Dec. 2023	2,089,969	(22,857)
21	20 Year U.S. Treasury Bonds	Dec. 2023	2,555,437	(44,063)

				(66,920)

				$(6,088)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 151

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Credit default swap agreement outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	1,070	0.637%	$16,029	$18,745	$2,716

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Interest rate swap agreements outstanding at August 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
1,865	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.310%	$—	$451	$451
424	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.310%	—	(917)	(917)
424	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.310%	—	421	421
852	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.310%	—	474	474
965	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.310%	—	(486)	(486)

				$—	$(57)	$(57)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreement outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Total Return Benchmark Bond Index(T)	1 Day USOIS -54 bps(T)/ 4.790%	JPM	09/20/23	(250)	$9,287	$—	$9,287

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$9,287	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 153

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$166,515
JPS	—	188,912

Total	$—	$355,427

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$1,845,530	$—
Collateralized Loan Obligations	—	4,009,934	—
Consumer Loans	—	280,646	—
Commercial Mortgage-Backed Securities	—	4,944,942	—
Corporate Bonds	—	13,648,242	—
Municipal Bonds	—	111,741	—
Residential Mortgage-Backed Securities.	—	184,020	—
Sovereign Bonds	—	368,363	—
U.S. Government Agency Obligations	—	11,878,842	—
U.S. Treasury Obligations	—	5,972,943	—
Short-Term Investment
Affiliated Mutual Fund	556,512	—	—

Total	$556,512	$43,245,203	$—

Other Financial Instruments*
Assets
Futures Contracts	$60,832	$—	$—

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreement	$—	$2,716	$—
Centrally Cleared Interest Rate Swap Agreements	—	1,346	—
OTC Total Return Swap Agreement	—	9,287	—

Total	$60,832	$13,349	$—

Liabilities
Forward Commitment Contract	$—	$(493,516)	$—
Futures Contracts	(66,920)	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,403)	—

Total	$(66,920)	$(494,919)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

U.S. Government Agency Obligations	27.4%
U.S. Treasury Obligations	13.8
Commercial Mortgage-Backed Securities	11.4
Collateralized Loan Obligations	9.2
Banks	8.7
Automobiles	4.3
Electric	3.4
Pipelines	2.3
Real Estate Investment Trusts (REITs)	1.4
Pharmaceuticals	1.4
Oil & Gas	1.3
Affiliated Mutual Fund	1.3
Media	1.2
Mining	1.1
Commercial Services	1.1
Healthcare-Services	1.0
Sovereign Bonds	0.8
Aerospace & Defense	0.8
Telecommunications	0.8
Consumer Loans	0.6

Semiconductors	0.5%
Auto Manufacturers	0.5
Home Builders	0.5
Engineering & Construction	0.4
Residential Mortgage-Backed Securities	0.4
Beverages	0.4
Insurance	0.4
Agriculture	0.4
Chemicals	0.3
Foods	0.3
Gas	0.3
Software	0.3
Municipal Bonds	0.3
Biotechnology	0.3
Trucking & Leasing	0.3
Miscellaneous Manufacturing	0.2
Multi-National	0.2
Diversified Financial Services	0.2
Machinery-Diversified	0.2
Lodging	0.2

See Notes to Financial Statements.

PGIM Fixed Income ETFs 155

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Iron/Steel	0.2%
Entertainment	0.2
Retail	0.2
Building Materials	0.1
Airlines	0.1
Computers	0.1
Transportation	0.1
Machinery-Construction & Mining	0.0 *

100.9
Liabilities in excess of other assets	(0.9)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$2,716	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	60,832	*	Due from/to broker-variation margin futures	66,920	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,346	*	Due from/to broker-variation margin swaps	1,403	*

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$9,287	—	$—

		$74,181		$68,323

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(25,350)
Interest rate contracts	(70,928)	(24,771)

Total	$(70,928)	$(50,121)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(2,654)
Interest rate contracts	(9,394)	9,230

Total	$(9,394)	$6,576

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$9,409,361
Futures Contracts - Short Positions (1)	5,315,231
Interest Rate Swap Agreements (1)	1,246,000
Credit Default Swap Agreements - Buy Protection (1)	632,000
Credit Default Swap Agreements - Sell Protection (1)	214,000
Total Return Swap Agreements (1)	190,822

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 157

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM	$9,287	$—	$9,287	$—	$9,287

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $48,877,403)	$43,245,203
Affiliated investments (cost $556,512)	556,512
Receivable for investments sold	1,695,753
Dividends and interest receivable	273,705
Unrealized appreciation on OTC swap agreements	9,287
Due from broker—variation margin swaps	637

Total Assets	45,781,097

Liabilities

Payable for investments purchased	1,884,956
Forward commitment contracts, at value (proceeds receivable $493,906)	493,516
Management fee payable	6,964
Due to broker—variation margin futures	1,475

Total Liabilities	2,386,911

Net Assets	$43,394,186

Net assets were comprised of:
Shares of beneficial interest, at par	$1,050
Paid-in capital in excess of par	51,602,483
Total distributable earnings (loss)	(8,209,347)

Net assets, August 31, 2023	$43,394,186

Net asset value, offering price and redemption price per share. ($43,394,186 ÷ 1,050,000 shares of common stock issued and outstanding)	$41.33

See Notes to Financial Statements.

PGIM Fixed Income ETFs 159

PGIM Active Aggregate Bond ETF

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,506,887
Unaffiliated dividend income	21,012
Affiliated dividend income	11,866

Total income	1,539,765

Expenses
Management fee	80,651

Net investment income (loss)	1,459,114

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1,219,233)
Futures transactions	(70,928)
Swap agreement transactions	(50,121)

(1,340,282)

Net change in unrealized appreciation (depreciation) on:
Investments	(523,379)
Futures	(9,394)
Swap agreements	6,576

(526,197)

Net gain (loss) on investment transactions	(1,866,479)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(407,365)

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,459,114	$774,120
Net realized gain (loss) on investment transactions	(1,340,282)	(985,486)
Net change in unrealized appreciation (depreciation) on investments	(526,197)	(5,574,442)

Net increase (decrease) in net assets resulting from operations	(407,365)	(5,785,808)

Dividends and Distributions
Distributions from distributable earnings	(1,491,727)	(1,113,234)

Fund share transactions
Net proceeds from shares sold (50,000 and 475,000 shares, respectively)	2,107,680	23,274,700

Total increase (decrease)	208,588	16,375,658

Net Assets:

Beginning of year	43,185,598	26,809,940

End of year	$43,394,186	$43,185,598

See Notes to Financial Statements.

PGIM Fixed Income ETFs 161

PGIM Active Aggregate Bond ETF

Financial Highlights

	Year Ended August 31,		April 12, 2021(a) through August 31, 2021

	2023	2022

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$43.19	$51.07	$50.00

Income (loss) from investment operations:

Net investment income (loss)	1.44	0.95	0.25

Net realized and unrealized gain (loss) on investment transactions	(1.83)	(7.27)	1.05

Total from investment operations	(0.39)	(6.32)	1.30

Less Dividends and Distributions:

Dividends from net investment income	(1.47)	(1.02)	(0.23)

Distributions from net realized gains	-	(0.54)	-

Total dividends and distributions	(1.47)	(1.56)	(0.23)

Net asset value, end of period	$41.33	$43.19	$51.07

Total Return(c):	(0.92)%	(12.62)%	2.59%

Ratios/Supplemental Data:

Net assets, end of period (000)	$43,394	$43,186	$26,810

Average net assets (000)	$42,451	$38,280	$27,915

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.19	%(e)

Expenses before waivers and/or expense reimbursement	0.19%	0.19%	0.19	%(e)

Net investment income (loss)	3.44%	2.02%	1.28	%(e)

Portfolio turnover rate(f)	142%	409%	337%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.2%

ASSET-BACKED SECURITIES 22.9%

Automobiles 0.6%

Ford Credit Auto Owner Trust,
Series 2023-01, Class C, 144A	5.580%	08/15/35		100	$98,376
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630	06/25/26		100	92,411
Series 2023-01A, Class B, 144A	6.220	06/25/27		100	99,297
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class B, 144A	5.810	02/14/31		200	196,808
Series 2023-01A, Class C, 144A	6.140	02/14/31		100	98,604

					585,496

Collateralized Loan Obligations 21.4%

AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.745(c)	12/02/34		1,000	992,960
AlbaCore Euro CLO (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)	6.263(c)	07/15/35	EUR	500	537,715
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	6.716(c)	04/20/35		500	491,250
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.057(c)	04/26/35		750	754,954
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.748(c)	07/20/32		500	495,048
Avoca Capital CLO Ltd. (Ireland),
Series 10A, Class B1, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	5.013(c)	04/15/35	EUR	250	260,028
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	6.630(c)	04/18/35		250	246,637
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-02A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.765(c)	01/20/35		500	495,000
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.598(c)	10/20/31		250	248,476

See Notes to Financial Statements.

PGIM Fixed Income ETFs 163

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.580	%(c)	10/15/33		250	$248,375
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.777	(c)	01/25/35		750	741,187
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708	(c)	05/17/31		489	486,175
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-03A, Class A1R2, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.588	(c)	07/20/29		56	55,301
Series 2018-16A, Class A1R, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.600	(c)	01/17/32		500	497,500
BlueMountain CLO Ltd. (Cayman Islands),
Series 2019-24A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688	(c)	04/20/34		500	494,248
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	6.640	(c)	04/15/35		292	287,326
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.661	(c)	04/30/31		250	248,437
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.540	(c)	04/17/31		248	247,168
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.357% (Cap N/A, Floor 1.095%)	6.708	(c)	01/25/33		500	496,250
CarVal CLO Ltd. (United Kingdom),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.526	(c)	01/20/35		500	502,634
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)	6.713	(c)	10/25/33		750	742,927
Cordatus CLO PLC (Ireland),
Series 23A, Class B1, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)	6.021	(c)	04/25/36	EUR	250	268,008

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	6.666	%(c)	04/20/35		250	$246,339
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.690	(c)	01/17/34		500	492,982
Elevation CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	6.823	(c)	01/25/35		500	491,466
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.000%)	6.678	(c)	04/20/32		244	241,939
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)	6.580	(c)	04/15/31		250	248,750
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)	6.641	(c)	04/26/31		330	327,597
Grosvenor Place CLO DAC (Ireland),
Series 22-1A, Class A, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.808	(c)	11/24/35	EUR	750	812,830
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728	(c)	04/20/34		300	297,000
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.643	(c)	04/25/31		221	219,666
Series 2015-02RA, Class A1, 144A, 3 Month SOFR + 1.632% (Cap N/A, Floor 1.370%)	6.940	(c)	01/16/33		250	249,606
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.750	(c)	01/15/31		235	233,238
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758	(c)	07/20/34		500	497,639
Madison Park Euro Funding (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	4.463	(c)	07/15/32	EUR	250	265,258
Madison Park Funding Ltd. (Cayman Islands),
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.690	(c)	07/17/34		250	247,904

See Notes to Financial Statements.

PGIM Fixed Income ETFs 165

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OCP CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	6.558%(c)	01/15/33	250	$247,000
OFSI BSL Ltd. (Cayman Islands), Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	7.410(c)	07/18/31	500	501,029
OZLM Ltd. (Cayman Islands), Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	04/15/31	235	232,633
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-01A, Class A2R4, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.962%)	7.341(c)	05/21/34	465	458,805
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.670(c)	07/16/31	500	498,671
Palmer Square European CLO DAC (Ireland), Series 22-2A, Class A1, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)	5.863(c)	01/15/36	EUR 250	271,462
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.588(c)	10/20/31	250	248,076
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.750(c)	10/15/34	500	491,098
Regatta Funding Ltd. (Cayman Islands), Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	01/20/35	750	745,121
Rockford Tower CLO Ltd., Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.326(c)	07/20/33	750	753,287
TCW CLO Ltd. (Cayman Islands), Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	6.606(c)	10/20/32	250	247,058
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.748(c)	07/20/34	750	739,298
Tikehau US CLO Ltd. (Bermuda), Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.466(c)	07/15/34	750	754,022

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.643%(c)	10/25/28	8	$8,122
Trinitas Euro CLO (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	7.413(c)	04/15/35	EUR 500	543,292
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)	7.626(c)	07/20/31	450	452,037
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	6.810(c)	04/15/34	250	246,791

				22,147,620

Consumer Loans 0.9%

Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34	148	143,326
OneMain Financial Issuance Trust,
Series 2023-01A, Class A, 144A	5.500	06/14/38	400	397,098
Series 2023-02A, Class C, 144A	6.740	09/15/36	100	100,498
Series 2023-02A, Class D, 144A	7.520	09/15/36	100	100,825
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29	57	56,364
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32	100	93,368

				891,479

TOTAL ASSET-BACKED SECURITIES (cost $23,524,558)				23,624,595

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.3%

Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A1, 144A	1.075	10/15/54	327	297,123
BANK,
Series 2021-BN35, Class A4	2.031	06/15/64	500	395,364
Series 2021-BN38, Class A4	2.275	12/15/64	250	197,753

See Notes to Financial Statements.

PGIM Fixed Income ETFs 167

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.735%(cc)	02/15/50	8,410	$152,615
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class XB, IO	1.099(cc)	04/15/53	1,019	56,950
Benchmark Mortgage Trust,
Series 2020-B19, Class A1	0.628	09/15/53	274	261,226
Series 2021-B28, Class A1	0.597	08/15/54	621	569,915
Series 2023-V02, Class A3	5.812(cc)	05/15/55	500	499,930
BMO Mortgage Trust,
Series 2023-C06, Class XB, IO	0.348(cc)	09/15/56	25,500	422,367
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR +
2.114% (Cap N/A, Floor 2.000%)	7.425(c)	10/15/36	255	252,097
Series 2019-XL, Class J, 144A, 1 Month SOFR +
2.764% (Cap N/A, Floor 2.650%)	8.075(c)	10/15/36	340	329,868
Series 2021-CIP, Class E, 144A, 1 Month SOFR +
2.934% (Cap N/A, Floor 2.820%)	8.244(c)	12/15/38	150	143,603
BXP Trust,
Series 2021-601L, Class A, 144A	2.618	01/15/44	250	191,774
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	1,200	1,088,251
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR
+ 2.620% (Cap N/A, Floor 2.620%)	7.870(c)	09/15/28	200	200,439
Citigroup Commercial Mortgage Trust,
Series 2019-GC43, Class A3	2.782	11/10/52	500	424,405
Commercial Mortgage Trust,
Series 2014-UBS04, Class A5	3.694	08/10/47	1,000	969,648
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	250	217,588
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2	3.067	06/15/52	232	206,556
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class E, 144A, 1 Month SOFR +
3.664% (Cap N/A, Floor 3.550%)	8.975(c)	10/15/36	180	164,631
GS Mortgage Securities Trust,
Series 2021-GSA03, Class A4	2.369	12/15/54	200	157,588
Series 2021-GSA03, Class XB, IO	0.746(cc)	12/15/54	2,000	85,277
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class ASB	2.051	05/13/53	1,100	943,157

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class F, 144A, 1 Month SOFR
+ 2.304% (Cap N/A, Floor 2.190%)	7.615%(c)	06/15/38	374	$319,880
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month SOFR
+ 2.715% (Cap N/A, Floor 2.601%)	8.025(c)	04/15/38	369	358,739
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	1,000	907,383
Series 2019-L02, Class A3	3.806	03/15/52	325	298,639
Series 2020-HR08, Class A3	1.790	07/15/53	365	288,695
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2	6.451	05/15/56	500	507,632
ONE Mortgage Trust,
Series 2021-PARK, Class E, 144A, 1 Month SOFR
+ 1.864% (Cap N/A, Floor 1.750%)	7.174(c)	03/15/36	120	109,007
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	6.375(c)	01/15/36	240	230,084
Series 2020-01NYP, Class AJ, 144A, 1 Month SOFR + 1.364% (Cap N/A, Floor 1.250%)	6.675(c)	01/15/36	310	288,983
Series 2020-01NYP, Class B, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	6.925(c)	01/15/36	175	160,573

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,227,176)				11,697,740

CORPORATE BONDS 36.5%

Aerospace & Defense 0.5%

Boeing Co. (The),
Sr. Unsec’d. Notes	3.300	03/01/35	190	149,032
Sr. Unsec’d. Notes	3.600	05/01/34	165	139,800
Sr. Unsec’d. Notes	3.900	05/01/49	180	134,691
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	75	74,813

				498,336

Agriculture 0.8%

Altria Group, Inc.,
Gtd. Notes	2.450	02/04/32	245	191,175

See Notes to Financial Statements.

PGIM Fixed Income ETFs 169

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

BAT Capital Corp. (United Kingdom),
Gtd. Notes	6.343%	08/02/30	75	$75,415
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	120	113,603
Gtd. Notes	5.931	02/02/29	25	24,851
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.125	02/15/30	450	444,838

				849,882

Airlines 0.4%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28	300	287,625
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	140	138,247

				425,872

Apparel 0.1%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	50	42,489
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	50	37,423

				79,912

Auto Manufacturers 1.0%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	50	37,389
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.271	01/09/27	200	184,992
Sr. Unsec’d. Notes	7.200	06/10/30	255	258,838
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	150	141,003
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.000	04/09/27	180	175,308
Sr. Unsec’d. Notes	5.800	06/23/28	225	223,114

				1,020,644

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.3%

BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A	5.000%	10/01/25	260	$255,647
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	50	41,176

				296,823

Banks 8.9%

Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	200	195,500
Bank of America Corp.,
Sr. Unsec’d. Notes	5.288(ff)	04/25/34	235	229,363
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	1,120	918,158
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.829(ff)	05/09/27	340	336,685
Sub. Notes	7.119(ff)	06/27/34	310	309,590
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	415	372,742
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	40	34,829
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	990	828,796
Sub. Notes	6.174(ff)	05/25/34	70	69,843
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.311(ff)	11/16/27	310	271,642
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	85	86,000
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	55	46,281
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	735	691,834
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	40	40,261
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	125	117,404
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	500	394,003
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	1,210	1,037,017
Morgan Stanley,
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	95	94,433
Sr. Unsec’d. Notes	6.342(ff)	10/18/33	25	26,192
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	520	437,939
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	450	369,022

See Notes to Financial Statements.

PGIM Fixed Income ETFs 171

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Morgan Stanley, (cont’d.)
Sub. Notes, GMTN	4.350%	09/08/26	195	$187,779
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.797(ff)	01/19/28	195	174,763
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN	5.532	07/17/26	590	590,802
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	45	44,621
U.S. Bancorp,
Sr. Unsec’d. Notes	5.836(ff)	06/12/34	45	44,889
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33	270	279,560
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%	6.915(c)	05/12/26	200	201,619
Wells Fargo & Co.,
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	125	121,774
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	260	222,435
Sr. Unsec’d. Notes, MTN	4.808(ff)	07/25/28	295	286,222
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	160	159,286

				9,221,284

Beverages 0.0%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	40	37,218

Biotechnology 0.3%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.600	03/02/43	290	284,648

Building Materials 0.5%

Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/29	175	154,149
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	23	21,448
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	25	24,217
Masco Corp.,
Sr. Unsec’d. Notes	3.500	11/15/27	230	213,806

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000%	11/01/28	75	$72,003
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	75	64,283

				549,906

Chemicals 0.6%

CF Industries, Inc.,
Gtd. Notes	5.150	03/15/34	130	122,721
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	50	47,076
FMC Corp.,
Sr. Unsec’d. Notes	5.150	05/18/26	140	138,727
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	55	53,754
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	50	51,501
RPM International, Inc.,
Sr. Unsec’d. Notes	2.950	01/15/32	20	16,041
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	197,288

				627,108

Commercial Services 1.3%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	125	118,995
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	160	149,250
Gtd. Notes, 144A	4.900	05/01/33	355	346,478
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	75	72,079
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	75	64,999
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR 252	232,155
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750	05/20/32	30	28,792

See Notes to Financial Statements.

PGIM Fixed Income ETFs 173

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Thomas Jefferson University,
Sec’d. Notes	3.847%	11/01/57	25	$17,566
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	50	41,954
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	212	207,655
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122	80	64,756

				1,344,679

Computers 0.7%

Booz Allen Hamilton, Inc.,
Gtd. Notes	5.950	08/04/33	200	202,219
Leidos, Inc.,
Gtd. Notes	4.375	05/15/30	500	461,224
NCR Corp.,
Gtd. Notes, 144A	6.125	09/01/29	50	51,319

				714,762

Distribution/Wholesale 0.1%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	100	87,334

Diversified Financial Services 0.5%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	165	162,310
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	120	93,587
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	25	21,693
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	25	24,875
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	202,116

				504,581

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 1.2%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.400%	06/01/33	225	$222,537
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	75	62,495
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	50	42,325
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	200	181,362
Edison International,
Sr. Unsec’d. Notes	5.250	11/15/28	130	127,059
NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	50	41,214
Gtd. Notes, 144A	3.875	02/15/32	50	38,677
Pacific Gas & Electric Co.,
First Mortgage	4.500	07/01/40	110	84,861
First Mortgage	4.950	07/01/50	15	11,608
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.224	03/15/32	145	127,858
Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	120	97,155
Southern California Edison Co.,
First Mortgage	3.450	02/01/52	30	20,498
First Mortgage	5.300	03/01/28	110	110,475
Southern Co. (The),
Jr. Sub. Notes	5.113	08/01/27	40	39,735
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	25	23,251
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	50	44,069

				1,275,179

Electronics 0.0%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $50,125; purchased 04/12/22)(f)	9.750	10/15/25	50	48,826

See Notes to Financial Statements.

PGIM Fixed Income ETFs 175

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.4%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350%	08/18/28		265	$269,531
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	190,165

					459,696

Entertainment 0.4%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	7.000	02/15/30		75	75,307
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26		50	48,515
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		50	49,884
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		50	40,906
Warnermedia Holdings, Inc.,
Gtd. Notes	5.050	03/15/42		95	78,141
Gtd. Notes	5.141	03/15/52		155	123,484

					416,237

Foods 0.6%

B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		50	48,827
Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	218	212,776
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		25	24,978
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	5.125	02/01/28		45	43,732
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		25	22,004
Gtd. Notes, 144A	4.375	01/31/32		25	21,704
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	98,988

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Pilgrim’s Pride Corp.,
Gtd. Notes	3.500%	03/01/32		50	$40,226
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		75	64,638

					577,873

Gas 0.1%

NiSource, Inc.,
Sr. Unsec’d. Notes	5.250	03/30/28		40	39,850
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.050	05/15/52		75	66,091

					105,941

Healthcare-Products 0.2%

Avantor Funding, Inc.,
Gtd. Notes	3.875	07/15/28	EUR	192	191,642
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		25	21,775
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		25	22,200

					235,617

Healthcare-Services 1.4%

DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30		150	128,671
Inova Health System Foundation,
Unsec’d. Notes	4.068	05/15/52		250	208,452
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		75	64,893
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52		220	199,197
Presbyterian Healthcare Services,
Unsec’d. Notes	4.875	08/01/52		150	141,828
Queen’s Health Systems (The),
Sec’d. Notes	4.810	07/01/52		90	82,486
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28		25	24,079
Sr. Sec’d. Notes, 144A	6.750	05/15/31		125	124,617

See Notes to Financial Statements.

PGIM Fixed Income ETFs 177

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	5.200%	04/15/63	455	$435,340

				1,409,563

Home Builders 0.4%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	50	43,329
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	75	72,717
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	75	62,062
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	50	49,863
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	50	48,313
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	50	46,630
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	04/01/29	50	44,513

				367,427

Housewares 0.0%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	50	39,321

Insurance 0.5%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	4.400	04/05/52	100	77,243
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	115	96,047
Sr. Unsec’d. Notes	5.625	08/16/32	135	129,979
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569	02/01/29	165	159,189

				462,458

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.1%

Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000%		04/15/25	125	$122,587

Iron/Steel 0.1%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450		04/15/30	120	106,503

Leisure Time 0.2%

Carnival Corp.,
Gtd. Notes, 144A	5.750		03/01/27	50	47,063
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875		03/15/26	50	47,001
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250		01/15/30	25	25,305
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875		09/15/27	50	46,500

					165,869

Lodging 0.1%

Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900		04/15/29	30	29,192
MGM Resorts International,
Gtd. Notes	4.750		10/15/28	75	68,065

					97,257

Machinery-Diversified 0.3%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500		01/01/30	50	51,275
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes	5.700		08/14/33	120	121,642
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500		09/01/28	25	25,073
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950	(cc)	09/15/28	140	135,017

					333,007

See Notes to Financial Statements.

PGIM Fixed Income ETFs 179

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media 1.2%

AMC Networks, Inc.,
Gtd. Notes	5.000%	04/01/24		50	$49,502
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32		50	40,529
Sr. Unsec’d. Notes, 144A	4.250	01/15/34		25	19,144
Sr. Unsec’d. Notes, 144A	4.500	06/01/33		100	79,020
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52		400	255,328
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28		140	139,339
CSC Holdings LLC,
Gtd. Notes, 144A	6.500	02/01/29		400	330,716
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $39,000; purchased 08/30/2022)(f)	5.375	08/15/26(d)		200	5,834
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29		50	27,005
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		75	76,152
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26		25	22,799
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	206	206,961

					1,252,329

Mining 0.8%

Freeport-McMoRan, Inc.,
Gtd. Notes	5.400	11/14/34		135	127,847
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28		25	24,510
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.750	05/15/25		200	196,168
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27		150	144,548

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Newmont Corp.,
Gtd. Notes	2.250%	10/01/30	160	$129,991
Gtd. Notes	2.600	07/15/32	265	212,965

				836,029

Miscellaneous Manufacturing 0.1%

Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	115	95,875

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	140	127,280

Oil & Gas 3.0%

Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	200	164,780
Sr. Unsec’d. Notes, 144A	6.000	06/13/33	250	250,146
BP Capital Markets America, Inc.,
Gtd. Notes	4.812	02/13/33	300	290,314
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35	250	242,844
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	100	69,988
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	50	47,916
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	75	74,288
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	25	25,748
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	50	49,948
ConocoPhillips Co.,
Gtd. Notes	5.300	05/15/53	115	112,350
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.875	06/15/28	95	95,084
Diamondback Energy, Inc.,
Gtd. Notes	6.250	03/15/33	275	284,224
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30	30	27,937

See Notes to Financial Statements.

PGIM Fixed Income ETFs 181

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ecopetrol SA (Colombia), (cont’d.)
Sr. Unsec’d. Notes	8.625%	01/19/29		130	$132,275
Sr. Unsec’d. Notes	8.875	01/13/33		100	101,102
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		75	73,388
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24		30	29,669
Sr. Sec’d. Notes, 144A	4.875	03/30/26		90	84,221
Sr. Sec’d. Notes, 144A	5.375	03/30/28		51	46,348
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31		65	52,826
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		25	23,246
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		75	68,947
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	100	81,624
Gtd. Notes	5.350	02/12/28		100	79,972
Gtd. Notes	6.500	03/13/27		100	87,307
Gtd. Notes	6.500	01/23/29		100	81,024
Gtd. Notes, EMTN	4.875	02/21/28	EUR	130	112,193
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	2.150	01/15/31		125	101,242
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32		25	22,133
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		200	191,722

					3,104,806

Packaging & Containers 0.5%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32		140	119,216
Ball Corp.,
Gtd. Notes	6.000	06/15/29		50	49,300

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	5.500%	04/15/28	240	$235,772
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen
Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	100	89,229

				493,517

Pharmaceuticals 1.0%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	265	227,212
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	6.250	02/15/29	50	21,875
Cigna Group (The),
Sr. Unsec’d. Notes	3.200	03/15/40	235	174,747
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	130	86,967
Sr. Unsec’d. Notes	3.250	08/15/29	225	200,944
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.900	12/10/61	55	34,501
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26	225	210,945
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	125	87,431

				1,044,622

Pipelines 3.0%

Antero Midstream Partners LP/Antero Midstream
Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26	75	76,270
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036	11/15/33	90	90,958
DCP Midstream Operating LP,
Gtd. Notes	5.625	07/15/27	540	540,548
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	85	75,342
Sr. Unsec’d. Notes	5.400	10/01/47	285	245,439
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	25	25,225

See Notes to Financial Statements.

PGIM Fixed Income ETFs 183

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

EQM Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	06/01/30	25	$25,631
Kinder Morgan, Inc.,
Gtd. Notes	5.450	08/01/52	135	120,580
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	360	327,905
Sr. Unsec’d. Notes	4.950	03/14/52	55	45,304
Sr. Unsec’d. Notes	5.200	03/01/47	105	90,487
Sr. Unsec’d. Notes	5.650	03/01/53	50	45,324
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49	150	112,485
Gtd. Notes	5.200	07/15/48	65	55,590
Gtd. Notes	6.050	09/01/33	130	131,032
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	75	69,647
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	40	35,252
Gtd. Notes	6.500	02/15/53	150	149,988
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.650	07/01/26	150	145,311
Sr. Unsec’d. Notes	6.150	04/01/33	50	49,747
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	2.600	03/15/31	465	381,443
Sr. Unsec’d. Notes	5.300	08/15/52	145	130,673
Sr. Unsec’d. Notes	5.400	03/02/26	95	94,858

				3,065,039

Real Estate 0.0%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375	02/01/31	50	39,867

Real Estate Investment Trusts (REITs) 2.1%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	4.750	04/15/35	30	27,727
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	145	131,123
Corporate Office Properties LP,
Gtd. Notes	2.750	04/15/31	115	88,630

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800%	09/01/28		255	$247,570
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		75	56,599
Extra Space Storage LP,
Gtd. Notes	3.900	04/01/29		135	123,578
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32		55	44,332
Gtd. Notes	5.250	06/01/25		160	157,182
Invitation Homes Operating Partnership LP,
Gtd. Notes	5.450	08/15/30		280	274,235
Kimco Realty OP LLC,
Gtd. Notes	4.600	02/01/33		90	82,608
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27		150	118,626
Realty Income Corp.,
Sr. Unsec’d. Notes	4.700	12/15/28		270	261,963
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32		135	105,607
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28		155	130,409
Gtd. Notes	4.200	04/15/32		80	70,328
Gtd. Notes	5.700	01/15/33		45	43,922
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28		60	57,112
Welltower OP LLC,
Gtd. Notes	4.250	04/15/28		175	165,564

					2,187,115

Retail 0.6%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.500	02/15/29		25	21,750
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30		75	73,687
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	214	225,171
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		75	64,904

See Notes to Financial Statements.

PGIM Fixed Income ETFs 185

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Gap, Inc. (The),
Gtd. Notes, 144A	3.875%	10/01/31	50	$36,240
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	4.200	04/01/30	35	32,819
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	75	74,466
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	50	42,995

				572,032

Semiconductors 0.2%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	205	156,276
Intel Corp.,
Sr. Unsec’d. Notes	5.900	02/10/63	45	45,090

				201,366

Software 0.4%
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28	130	130,362
Sr. Unsec’d. Notes	5.450	03/02/28	140	140,788
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	180	123,922
Sr. Unsec’d. Notes	5.550	02/06/53	50	46,468

				441,540

Telecommunications 1.1%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55	275	179,455
Sr. Unsec’d. Notes	5.400	02/15/34	260	252,456
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	50	46,123
T-Mobile USA, Inc.,
Gtd. Notes	2.550	02/15/31	450	370,668
Gtd. Notes	3.750	04/15/27	45	42,615

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.016%	12/03/29	235	$218,241

				1,109,558

Transportation 0.1%

XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	100	97,998

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	300	297,723

TOTAL CORPORATE BONDS (cost $40,681,473)				37,733,046

MUNICIPAL BONDS 0.2%

Michigan 0.1%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	45	33,539
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	100	82,845

				116,384

Minnesota 0.1%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	95	82,198

TOTAL MUNICIPAL BONDS (cost $240,000)				198,582

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.2%
Bellemeade Re Ltd.,
Series 2019-02A, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 3.100%)	8.529(c)	04/25/29	200	203,577
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A	6.170	09/25/62	92	91,835

See Notes to Financial Statements.

PGIM Fixed Income ETFs 187

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1B1, 144A, 30 Day
Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.538	%(c)	03/25/42	15	$16,366
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	10.538	(c)	03/25/42	20	21,178
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 3.100%)	8.396	(c)	06/25/43	100	101,750
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)	7.988	(c)	07/25/43	100	100,563
Credit Suisse Mortgage Trust,
Series 2022-RPL04, Class A1, 144A	3.904	(cc)	04/25/62	91	84,381
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA01, Class B1, 144A, 30 Day
Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.938	(c)	01/25/51	500	485,155
Series 2021-DNA06, Class M2, 144A, 30 Day
Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	6.788	(c)	10/25/41	200	195,853
Series 2022-DNA01, Class M1B, 144A, 30 Day
Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	7.138	(c)	01/25/42	300	294,564
Series 2022-DNA02, Class M1B, 144A, 30 Day
Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.688	(c)	02/25/42	100	99,625
Series 2022-DNA03, Class M1B, 144A, 30 Day
Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.188	(c)	04/25/42	310	315,287
Series 2022-DNA06, Class M1B, 144A, 30 Day
Average SOFR + 3.700% (Cap N/A, Floor 0.000%)	8.988	(c)	09/25/42	600	625,500
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR +
3.864% (Cap N/A, Floor 2.750%)	9.193	(c)	05/30/25	263	262,916
Series 2023-1R, Class A, 144A, 30 Day Average
SOFR + 4.400% (Cap N/A, Floor 0.000%)	9.704	(c)	03/27/25	191	190,694

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Radnor Re Ltd.,
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	7.988%(c)	07/25/33		150	$150,547

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,163,530)					3,239,791

SOVEREIGN BONDS 1.1%

Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333	02/15/28		100	97,884
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		150	140,074
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	150	144,845
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	100	78,887
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	1.750	07/13/30	EUR	160	133,481
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	300	296,490
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		200	198,618
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/26(d)		100	28,750

TOTAL SOVEREIGN BONDS (cost $1,297,360)					1,119,029

U.S. GOVERNMENT AGENCY OBLIGATIONS 17.2%

Federal Home Loan Mortgage Corp.	2.500	03/01/51		577	482,314
Federal Home Loan Mortgage Corp.	2.500	04/01/51		477	398,665
Federal Home Loan Mortgage Corp.	3.000	01/01/52		456	394,321
Federal Home Loan Mortgage Corp.	3.000	02/01/52		452	389,758
Federal Home Loan Mortgage Corp.	3.500	09/01/52		996	890,106
Federal Home Loan Mortgage Corp.	6.000	08/01/52		118	118,294
Federal National Mortgage Assoc.	1.500	02/01/51		757	572,967
Federal National Mortgage Assoc.	2.000	11/01/50		415	332,711
Federal National Mortgage Assoc.	2.000	10/01/51		980	781,531
Federal National Mortgage Assoc.	3.000	12/01/51		445	385,022
Federal National Mortgage Assoc.	3.000	01/01/52		212	183,817

See Notes to Financial Statements.

PGIM Fixed Income ETFs 189

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal National Mortgage Assoc.	3.000%	03/01/52	456	$393,056
Federal National Mortgage Assoc.	3.500	02/01/52	880	787,215
Federal National Mortgage Assoc.	4.000	05/01/52	1,147	1,058,948
Federal National Mortgage Assoc.	4.000	06/01/52	1,584	1,462,319
Federal National Mortgage Assoc.	4.500	06/01/52	1,415	1,341,714
Federal National Mortgage Assoc.	4.500	09/01/52	987	935,908
Federal National Mortgage Assoc.	5.000	06/01/52	227	219,810
Federal National Mortgage Assoc.	5.000	07/01/52	710	688,292
Federal National Mortgage Assoc.	5.500	11/01/52	948	936,943
Federal National Mortgage Assoc.	6.000	11/01/52	101	101,265
Federal National Mortgage Assoc.	6.000	12/01/52	415	416,109
Federal National Mortgage Assoc.	6.500	06/01/53	108	109,821
Government National Mortgage Assoc.	2.500	09/20/51	1,001	852,303
Government National Mortgage Assoc.	3.000	08/20/51	1,172	1,032,838
Government National Mortgage Assoc.	3.500	12/20/51	460	418,604
Government National Mortgage Assoc.	3.500	03/20/52	460	418,013
Government National Mortgage Assoc.	5.000	09/20/52	497	484,182
Government National Mortgage Assoc.	5.000	12/20/52	508	494,514
Government National Mortgage Assoc.	5.500	09/20/52	229	226,430
Government National Mortgage Assoc.	5.500	11/20/52	492	486,559

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $18,505,319)				17,794,349

U.S. TREASURY OBLIGATIONS 6.8%

U.S. Treasury Bonds(k)	2.000	11/15/41	4,210	2,945,684
U.S. Treasury Bonds	2.250	05/15/41	575	423,523
U.S. Treasury Bonds	2.375	02/15/42	3,700	2,751,875
U.S. Treasury Strips Coupon(k)	2.391(s)	11/15/41	1,880	820,297
U.S. Treasury Strips Coupon	3.799(s)	02/15/39	170	85,691

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,890,212)				7,027,070

TOTAL LONG-TERM INVESTMENTS (cost $108,529,628)				102,434,202

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund
(cost $370,989)(wi)	370,989	$370,989

TOTAL INVESTMENTS 99.5% (cost $108,900,617)		102,805,191
Other assets in excess of liabilities(z) 0.5%		489,504

NET ASSETS 100.0%		$103,294,695

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $89,125. The aggregate value of $54,660 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $487,451)	5.500%	TBA	10/15/53	$(500)	$(493,515)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 191

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
39	3 Month CME SOFR	Mar. 2024	$9,223,500	$(951)
38	2 Year U.S. Treasury Notes	Dec. 2023	7,744,578	16,768
16	5 Year U.S. Treasury Notes	Dec. 2023	1,710,750	8,873
44	10 Year U.S. Treasury Notes	Dec. 2023	4,885,375	43,167
42	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	5,437,688	95,361

				163,218

Short Positions:
5	5 Year Euro-Bobl	Sep. 2023	629,520	6,265
1	10 Year Euro-Bund	Sep. 2023	144,425	2,132
2	10 Year Euro-Bund	Dec. 2023	287,635	(2,875)
7	20 Year U.S. Treasury Bonds	Dec. 2023	851,812	(15,347)

				(9,825)

				$153,393

Forward foreign currency exchange contracts outstanding at August 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/23	MSI	AUD	48	$31,000	$30,944	$—	$(56)
Brazilian Real,
Expiring 09/05/23	CITI	BRL	438	91,240	88,376	—	(2,864)
Expiring 09/05/23	JPM	BRL	255	51,977	51,412	—	(565)
British Pound,
Expiring 09/05/23	MSI	GBP	467	591,278	591,241	—	(37)
Chilean Peso,
Expiring 09/20/23	BNP	CLP	54,845	64,000	64,182	182	—
Chinese Renminbi,
Expiring 11/16/23	BOA	CNH	1,367	188,000	188,721	721	—
Expiring 11/16/23	CITI	CNH	450	62,000	62,157	157	—
Colombian Peso,
Expiring 09/20/23	CITI	COP	1,826,043	447,794	443,328	—	(4,466)
Expiring 09/20/23	CITI	COP	239,627	58,000	58,177	177	—
Expiring 12/20/23	CITI	COP	718,027	169,556	170,445	889	—
Euro,
Expiring 10/19/23	CITI	EUR	57	62,000	61,912	—	(88)

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Forward foreign currency exchange contracts outstanding at August 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 10/19/23	MSI	EUR	333	$366,986	$361,949	$—	$(5,037)
Indian Rupee,
Expiring 09/20/23	BOA	INR	16,475	199,000	199,093	93	—
Indonesian Rupiah,
Expiring 09/20/23	TD	IDR	2,929,209	193,194	192,297	—	(897)
Israeli Shekel,
Expiring 09/20/23	MSI	ILS	150	41,281	39,427	—	(1,854)
Japanese Yen,
Expiring 10/19/23	CITI	JPY	4,383	31,000	30,365	—	(635)
Expiring 10/19/23	MSI	JPY	8,715	61,567	60,383	—	(1,184)
New Taiwanese Dollar,
Expiring 09/20/23	CITI	TWD	1,963	62,000	61,662	—	(338)
Expiring 09/20/23	MSI	TWD	3,578	112,000	112,396	396	—
Peruvian Nuevo Sol,
Expiring 09/20/23	CITI	PEN	1,032	282,837	278,735	—	(4,102)
Philippine Peso,
Expiring 09/20/23	CITI	PHP	1,712	30,500	30,231	—	(269)
South African Rand,
Expiring 09/20/23	MSI	ZAR	4,000	218,857	211,428	—	(7,429)
South Korean Won,
Expiring 09/20/23	BOA	KRW	82,717	62,000	62,541	541	—

				$3,478,067	$3,451,402	3,156	(29,821)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/23	CITI	AUD	48	$31,000	$30,857	$143	$—
Expiring 10/19/23	MSI	AUD	182	120,856	118,175	2,681	—
Brazilian Real,
Expiring 09/05/23	BNP	BRL	363	73,000	73,227	—	(227)
Expiring 09/05/23	TD	BRL	330	66,000	66,562	—	(562)
Expiring 10/03/23	JPM	BRL	255	51,749	51,184	565	—
British Pound,
Expiring 09/05/23	GSI	GBP	33	42,414	42,101	313	—
Expiring 09/05/23	SSB	GBP	433	557,247	549,149	8,098	—
Expiring 10/19/23	MSI	GBP	467	591,370	591,319	51	—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 193

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Forward foreign currency exchange contracts outstanding at August 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso,
Expiring 09/20/23	CITI	CLP	240,313	$282,907	$281,226	$1,681	$—
Chinese Renminbi,
Expiring 11/16/23	MSI	CNH	3,863	529,882	533,201	—	(3,319)
Colombian Peso,
Expiring 09/20/23	BOA	COP	279,337	68,000	67,818	182	—
Expiring 09/20/23	CITI	COP	718,027	173,520	174,323	—	(803)
Expiring 09/20/23	CITI	COP	264,954	64,000	64,326	—	(326)
Czech Koruna,
Expiring 10/19/23	BNP	CZK	2,910	131,000	130,867	133	—
Expiring 10/19/23	GSI	CZK	1,992	91,042	89,579	1,463	—
Euro,
Expiring 09/05/23	BOA	EUR	240	264,310	260,781	3,529	—
Expiring 09/05/23	GSI	EUR	4,280	4,733,772	4,641,980	91,792	—
Expiring 10/19/23	BOA	EUR	56	62,000	61,273	727	—
Expiring 10/19/23	TD	EUR	28	31,000	30,694	306	—
Hungarian Forint,
Expiring 10/19/23	BOA	HUF	22,445	63,000	63,202	—	(202)
Expiring 10/19/23	GSI	HUF	23,517	65,000	66,219	—	(1,219)
Expiring 10/19/23	GSI	HUF	22,619	63,000	63,690	—	(690)
Expiring 10/19/23	MSI	HUF	25,124	69,762	70,745	—	(983)
Indian Rupee,
Expiring 09/20/23	JPM	INR	5,151	62,000	62,250	—	(250)
Expiring 09/20/23	TD	INR	4,204	50,992	50,807	185	—
Israeli Shekel,
Expiring 09/20/23	CITI	ILS	118	31,000	30,953	47	—
Mexican Peso,
Expiring 09/20/23	BOA	MXN	1,223	71,000	71,448	—	(448)
Expiring 09/20/23	CITI	MXN	1,597	92,000	93,332	—	(1,332)
Expiring 09/20/23	MSI	MXN	1,537	90,688	89,815	873	—
New Taiwanese Dollar,
Expiring 09/20/23	TD	TWD	23,131	733,383	726,713	6,670	—
Philippine Peso,
Expiring 09/20/23	CITI	PHP	10,603	187,000	187,281	—	(281)
Expiring 09/20/23	TD	PHP	9,543	173,833	168,567	5,266	—
Polish Zloty,
Expiring 10/19/23	BNP	PLN	556	136,000	134,356	1,644	—
Expiring 10/19/23	GSI	PLN	127	31,000	30,743	257	—
Singapore Dollar,
Expiring 09/20/23	GSI	SGD	42	31,000	30,738	262	—

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Forward foreign currency exchange contracts outstanding at August 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 09/20/23	JPM	SGD	1,004	$753,551	$743,908	$9,643	$—
Expiring 09/20/23	MSI	SGD	82	61,000	60,856	144	—
Expiring 09/20/23	SSB	SGD	42	31,000	31,156	—	(156)
South African Rand,
Expiring 09/20/23	JPM	ZAR	1,429	76,000	75,548	452	—
South Korean Won,
Expiring 09/20/23	BOA	KRW	188,145	141,000	142,253	—	(1,253)
Expiring 09/20/23	CITI	KRW	39,006	30,000	29,492	508	—
Expiring 09/20/23	TD	KRW	599,395	465,658	453,194	12,464	—
Thai Baht,
Expiring 09/20/23	CITI	THB	2,086	60,000	59,686	314	—
Expiring 09/20/23	JPM	THB	2,801	81,766	80,138	1,628	—

				$11,615,702	$11,475,732	152,021	(12,051)

						$155,177	$(41,872)

Credit default swap agreements outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	6,250	4.257%	$201,589	$239,947	$38,358

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 195

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at August 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP	140	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/5.185%	$(1,135)	$25,255	$26,390
GBP	120	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/5.185%	6,840	36,141	29,301
	9,300	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/5.310%	—	2,249	2,249
	1,272	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/5.310%	—	(2,751)	(2,751)
	1,696	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/5.310%	—	1,684	1,684
	4,795	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/5.310%	—	(2,416)	(2,416)

					$ 5,705	$60,162	$54,457

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Total return swap agreements outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)††	1 Day USOIS -54bps(T)/ 4.790%	JPM	09/20/23	(1,775)	$66,018	$—	$66,018
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/05/24	1,185	(24,135)	(5,960)	(18,175)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/12/24	2,325	(4,894)	(14,560)	9,666

					$36,989	$(20,520)	$57,509

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Fund is only required to disclose the top 50.

The following table represents the top 50 individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with JPM, as of August 31, 2023, termination date 09/20/2023:

Corporate Bond

Reference Entity	Shares	Market Value	% of Total Index Value
Sysco Corp.	4,000,000	$4,427,864	1.56%
United Parcel Service, Inc.	4,000,000	4,046,049	1.43%
Morgan Stanley	4,000,000	4,023,272	1.42%
Northrop Grumman Corp.	4,000,000	3,901,715	1.38%
FedEx Corp.	4,000,000	3,705,428	1.31%
Keurig Dr Pepper, Inc.	4,000,000	3,658,600	1.29%
The Walt Disney Co.	4,000,000	3,616,675	1.28%
Conagra Brands, Inc.	4,000,000	3,616,208	1.28%
Wells Fargo & Co.	4,000,000	3,601,123	1.27%
Intel Corp.	4,000,000	3,546,970	1.25%
TransCanada PipeLines Ltd.	4,000,000	3,538,031	1.25%
Cigna Corp.	4,000,000	3,532,706	1.25%
Telefonica Emisiones, S.A.U.	4,000,000	3,519,159	1.24%
Fox Corp.	4,000,000	3,481,613	1.23%

See Notes to Financial Statements.

PGIM Fixed Income ETFs 197

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Corporate Bond (continued)

Reference Entity	Shares	Market Value	% of Total Index Value
ExxonMobil Corp.	4,000,000	$3,465,733	1.22%
HCA, Inc.	4,000,000	3,457,864	1.22%
Eli Lilly and Co.	4,000,000	3,432,793	1.21%
Bristol-Myers Squibb Co.	4,000,000	3,418,766	1.21%
Deere & Co.	4,000,000	3,370,948	1.19%
Thermo Fisher Scientific, Inc.	4,000,000	3,354,810	1.18%
Johnson & Johnson	4,000,000	3,354,042	1.18%
McDonald’s Corp.	4,000,000	3,311,738	1.17%
T-Mobile USA, Inc.	4,000,000	3,298,352	1.16%
Mastercard, Inc.	4,000,000	3,292,978	1.16%
Fiserv, Inc.	4,000,000	3,221,122	1.14%
Progressive Corp.	4,000,000	3,215,007	1.13%
Bank of America Corp.	4,000,000	3,191,350	1.13%
Enterprise Products Operating LLC	4,000,000	3,135,979	1.11%
Union Electric Co.	4,000,000	3,119,750	1.10%
NVIDIA Corp.	4,000,000	3,112,561	1.10%
Vodafone Group PLC	4,000,000	3,078,044	1.09%
Equinor ASA	4,000,000	3,075,800	1.08%
Nike, Inc.	4,000,000	3,062,345	1.08%
Becton, Dickinson & Co.	4,000,000	3,061,886	1.08%
Humana, Inc.	4,000,000	3,039,569	1.07%
Caterpillar, Inc.	4,000,000	3,002,323	1.06%
Dollar General Corp.	4,000,000	2,947,698	1.04%
Oracle Corp.	4,000,000	2,923,590	1.03%
Carrier Global Corp.	4,000,000	2,872,304	1.01%
The Coca-Cola Co.	4,000,000	2,870,199	1.01%
Global Payments, Inc.	4,000,000	2,867,588	1.01%
Paramount Global	4,000,000	2,867,176	1.01%
Starbucks Corp.	4,000,000	2,860,829	1.01%
Suncor Energy, Inc	4,000,000	2,852,857	1.01%
Dow Chemical Co.	4,000,000	2,844,917	1.00%
Southern California Edison Co.	4,000,000	2,832,574	1.00%
eBay, Inc.	4,000,000	2,828,999	1.00%
Union Pacific Corp.	4,000,000	2,814,140	0.99%
Amazon.com, Inc.	4,000,000	2,806,642	0.99%
Verizon Communications, Inc.	4,000,000	2,805,749	0.99%

		$163,284,435

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(20,520)	$75,684	$(18,175)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$687,217
JPS	—	623,421

Total	$—	$1,310,638

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$585,496	$—
Collateralized Loan Obligations	—	22,147,620	—
Consumer Loans	—	891,479	—
Commercial Mortgage-Backed Securities	—	11,697,740	—
Corporate Bonds	—	37,733,046	—
Municipal Bonds	—	198,582	—
Residential Mortgage-Backed Securities	—	3,239,791	—
Sovereign Bonds	—	1,119,029	—
U.S. Government Agency Obligations	—	17,794,349	—
U.S. Treasury Obligations	—	7,027,070	—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 199

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$370,989	$—	$—

Total	$370,989	$102,434,202	$—

Other Financial Instruments*
Assets
Futures Contracts	$172,566	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	155,177	—
Centrally Cleared Credit Default Swap Agreement	—	38,358	—
Centrally Cleared Interest Rate Swap Agreements	—	59,624	—
OTC Total Return Swap Agreement	—	66,018	—

Total	$172,566	$319,177	$—

Liabilities
Forward Commitment Contract	$—	$(493,515)	$—
Futures Contracts	(19,173)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(41,872)	—
Centrally Cleared Interest Rate Swap Agreements	—	(5,167)	—
OTC Total Return Swap Agreements	—	(29,029)	—

Total	$(19,173)	$(569,583)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Collateralized Loan Obligations	21.4%
U.S. Government Agency Obligations	17.2
Commercial Mortgage-Backed Securities	11.3
Banks	8.9
U.S. Treasury Obligations	6.8
Residential Mortgage-Backed Securities	3.2
Oil & Gas	3.0
Pipelines	3.0
Real Estate Investment Trusts (REITs)	2.1

Healthcare-Services	1.4%
Commercial Services	1.3
Electric	1.2
Media	1.2
Sovereign Bonds	1.1
Telecommunications	1.1
Pharmaceuticals	1.0
Auto Manufacturers	1.0
Consumer Loans	0.9

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Agriculture	0.8%
Mining	0.8
Computers	0.7
Chemicals	0.6
Automobiles	0.6
Foods	0.6
Retail	0.6
Building Materials	0.5
Diversified Financial Services	0.5
Aerospace & Defense	0.5
Packaging & Containers	0.5
Insurance	0.5
Engineering & Construction	0.4
Software	0.4
Airlines	0.4
Entertainment	0.4
Home Builders	0.4
Affiliated Mutual Fund	0.3
Machinery-Diversified	0.3
Trucking & Leasing	0.3
Auto Parts & Equipment	0.3
Biotechnology	0.3
Healthcare-Products	0.2
Semiconductors	0.2

Municipal Bonds	0.2%
Leisure Time	0.2
Office/Business Equipment	0.1
Internet	0.1
Iron/Steel	0.1
Gas	0.1
Transportation	0.1
Lodging	0.1
Miscellaneous Manufacturing	0.1
Distribution/Wholesale	0.1
Apparel	0.1
Electronics	0.0	*
Real Estate	0.0	*
Housewares	0.0	*
Beverages	0.0	*

	99.5
Other assets in excess of liabilities	0.5

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$38,358*	—	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 201

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$155,177		Unrealized depreciation on OTC forward foreign currency exchange contracts	$41,872
Interest rate contracts	Due from/to broker-variation margin futures	172,566	*	Due from/to broker-variation margin futures	19,173	*
Interest rate contracts	Due from/to broker-variation margin swaps	59,624	*	Due from/to broker-variation margin swaps	5,167	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	20,520
Interest rate contracts	Unrealized appreciation on OTC swap agreements	75,684		Unrealized depreciation on OTC swap agreements	18,175

		$501,409			$104,907

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(106,127)
Foreign exchange contracts	—	(255,360)	—
Interest rate contracts	(1,851,612)	—	(150,925)

Total	$(1,851,612)	$(255,360)	$(257,052)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$78,961

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$25,637	$—
Interest rate contracts	210,520	—	80,572

Total	$210,520	$25,637	$159,533

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$23,531,052
Futures Contracts - Short Positions (1)	2,817,092
Forward Foreign Currency Exchange Contracts - Purchased (2)	4,425,655
Forward Foreign Currency Exchange Contracts - Sold (2)	9,920,787
Interest Rate Swap Agreements (1)	4,322,389
Credit Default Swap Agreements - Sell Protection (1)	1,844,000
Total Return Swap Agreements (1)	4,164,378

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$1,959	$(227)	$1,732	$—	$1,732
BOA	5,793	(1,903)	3,890	—	3,890
CITI	3,916	(15,504)	(11,588)	—	(11,588)
GSI	94,087	(1,909)	92,178	—	92,178
JPM	87,972	(39,510)	48,462	—	48,462
MSI	4,145	(19,899)	(15,754)	—	(15,754)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 203

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
SSB	$8,098	$(156)	$7,942	$—	$7,942
TD	24,891	(1,459)	23,432	—	23,432

	$230,861	$(80,567)	$150,294	$—	$150,294

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $108,529,628)	$102,434,202
Affiliated investments (cost $370,989)	370,989
Foreign currency, at value (cost $19,977)	20,046
Receivable for investments sold	1,748,052
Dividends and interest receivable	834,141
Unrealized appreciation on OTC forward foreign currency exchange contracts	155,177
Unrealized appreciation on OTC swap agreements	75,684
Due from broker—variation margin futures	30,144
Tax reclaim receivable	3,512

Total Assets	105,671,947

Liabilities

Payable for investments purchased	1,749,621
Forward commitment contracts, at value (proceeds receivable $487,451)	493,515
Management fee payable	42,389
Unrealized depreciation on OTC forward foreign currency exchange contracts	41,872
Premiums received for OTC swap agreements	20,520
Unrealized depreciation on OTC swap agreements	18,175
Due to broker—variation margin swaps	11,160

Total Liabilities	2,377,252

Net Assets	$103,294,695

Net assets were comprised of:
Common stock, at par	$2,525
Paid-in capital in excess of par	118,643,457
Total distributable earnings (loss)	(15,351,287)

Net assets, August 31, 2023	$103,294,695

Net asset value, offering price and redemption price per share. ($103,294,695 ÷ 2,525,000 shares of common stock issued and outstanding)	$40.91

See Notes to Financial Statements.

PGIM Fixed Income ETFs 205

PGIM Total Return Bond ETF

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income (net of $1,474 foreign withholding tax)	$4,165,631
Unaffiliated dividend income	75,353
Affiliated dividend income	36,448
Affiliated income from securities lending, net	63

Total income	4,277,495

Expenses
Management fee	430,757

Net investment income (loss)	3,846,738

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10))	(4,202,523)
Futures transactions	(1,851,612)
Forward currency contract transactions	(255,360)
Swap agreement transactions	(257,052)
Foreign currency transactions	(30,173)

(6,596,720)

Net change in unrealized appreciation (depreciation) on:
Investments	1,428,744
Futures	210,520
Forward currency contracts	25,637
Swap agreements	159,533
Foreign currencies	2,880

1,827,314

Net gain (loss) on investment and foreign currency transactions	(4,769,406)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(922,668)

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2023	December 02, 2021* through August 31, 2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,846,738	$1,276,913
Net realized gain (loss) on investment and foreign currency transactions	(6,596,720)	(2,712,903)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,827,314	(7,510,541)

Net increase (decrease) in net assets resulting from operations	(922,668)	(8,946,531)

Dividends and Distributions
Distributions from distributable earnings	(4,335,305)	(1,146,783)

Fund share transactions
Net proceeds from shares sold (1,100,000 and 2,225,000 shares, respectively)	45,669,945	105,632,739
Cost of shares purchased (800,000 and 0 shares, respectively)	(32,656,702)	—

Net increase (decrease) in net assets from Fund share transactions	13,013,243	105,632,739

Total increase (decrease)	7,755,270	95,539,425

Net Assets:
Beginning of period	95,539,425	—

End of period	$103,294,695	$95,539,425

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 207

PGIM Total Return Bond ETF

Financial Highlights

	Year Ended August 31, 2023		December 02, 2021(a) through August 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$42.94		$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.81		0.86
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.72	)(c)	(7.23)
Total from investment operations	0.09		(6.37)
Less Dividends and Distributions:
Dividends from net investment income	(2.12)		(0.69)
Net asset value, end of period	$40.91		$42.94
Total Return(d):	0.27%		(12.81)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$103,295		$95,539
Average net assets (000)	$87,917		$67,327
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.49%		0.49	%(f)
Expenses before waivers and/or expense reimbursement	0.49%		0.49	%(f)
Net investment income (loss)	4.38%		2.54	%(f)
Portfolio turnover rate(g)	194%		150%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.4%

ASSET-BACKED SECURITIES 9.8%

Collateralized Loan Obligations

Atlas Senior Loan Fund Ltd. (United Kingdom),
Series 2023-21A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	8.326%(c)	07/20/35	275	$275,456

Bain Capital Credit CLO Ltd. (United Kingdom),
Series 2023-03A, Class B, 144A, 3 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.071(c)	07/24/36	625	628,765

Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2023-01A, Class B, 144A, 3 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	7.429(c)	04/20/35	250	249,303
Series 2023-01A, Class D, 144A, 3 Month SOFR + 5.500% (Cap N/A, Floor 5.500%)	10.379(c)	04/20/35	200	197,670

Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	8.339(c)	10/20/35	150	150,013

CarVal CLO Ltd. (United Kingdom),
Series 2023-01A, Class A2, 144A, 3 Month SOFR + 2.350% (Cap N/A, Floor 2.350%)	7.676(c)	01/20/35	150	149,214
Series 2023-01A, Class B1, 144A, 3 Month SOFR + 2.750% (Cap N/A, Floor 2.750%)	8.076(c)	01/20/35	150	149,135

Golub Capital Partners CLO Ltd. (United Kingdom),
Series 2023-68A, Class B, 144A, 3 Month SOFR + 2.800% (Cap N/A, Floor 2.800%)	8.197(c)	07/25/36	150	150,918

HPS Loan Management Ltd. (Cayman Islands),
Series 2023-18A, Class B, 144A, 3 Month SOFR + 2.950% (Cap N/A, Floor 2.950%)	8.212(c)	07/20/36	100	100,624

ICG US CLO Ltd. (United Kingdom),
Series 2023-01A, Class B, 144A	0.000(cc)	07/18/36	500	500,084

Logan CLO Ltd. (Cayman Islands),
Series 2021-02A, Class B, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.288(c)	01/20/35	250	247,862

MidOcean Credit CLO (Cayman Islands),
Series 2017-07A, Class A1R, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)	6.610(c)	07/15/29	221	219,342

Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A2R, 144A, 3 Month SOFR + 2.042% (Cap N/A, Floor 0.000%)	7.350(c)	07/15/31	250	245,142
Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	0.000(c)	09/14/36	200	200,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs 209

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Nassau Ltd. (United Kingdom),
Series 2022-01A, Class B, 144A, 3 Month SOFR + 3.620% (Cap N/A, Floor 3.620%)	8.928%(c)	01/15/31	250	$250,241
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class AJ, 144A, 3 Month SOFR + 2.900% (Cap N/A, Floor 2.900%)	7.855(c)	01/20/35	250	250,251
Series 2023-12A, Class B, 144A, 3 Month SOFR + 3.150% (Cap N/A, Floor 3.150%)	8.105(c)	01/20/35	250	249,977
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A2R4, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.962%)	7.341(c)	05/21/34	250	246,670
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A2, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	8.308(c)	04/15/31	100	100,058
Sound Point CLO Ltd. (United Kingdom),
Series 2022-35A, Class B, 144A, 3 Month SOFR + 3.100% (Cap N/A, Floor 3.100%)	8.451(c)	01/26/36	300	301,800
Sound Point CLO Ltd.,
Series 2020-02A, Class DR, 144A, 3 Month SOFR + 3.612% (Cap N/A, Floor 3.350%)	8.963(c)	10/25/34	250	230,675
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.707(c)	07/23/33	250	247,838
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class B, 144A, 3 Month SOFR + 3.560% (Cap N/A, Floor 3.560%)	8.886(c)	01/20/32	250	250,389
Trinitas CLO Ltd. (Cayman Islands),
Series 2021-15A, Class B1, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.307(c)	04/22/34	250	243,483
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.583(c)	04/25/31	238	236,744
Series 2019-03A, Class BR, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 1.650%)	7.220(c)	10/17/32	250	246,938
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1A, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)	6.838(c)	01/20/32	400	398,024

TOTAL ASSET-BACKED SECURITIES (cost $6,652,066)				6,716,616

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% (original cost $763; purchased 03/21/23 - 04/03/23)(f) (cost $762)	7.000%	09/18/23(oo)	5	$492

CORPORATE BONDS 11.9%

Aerospace & Defense 0.2%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	125	124,687

Airlines 0.1%

VistaJet Malta Finance PLC/Vista Management Holding,
Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	75	67,688

Auto Manufacturers 0.1%

General Motors Co.,
Sr. Unsec’d. Notes	5.600	10/15/32	105	101,313

Banks 8.7%

Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	450	407,880
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	400	348,287
Jr. Sub. Notes	7.375(ff)	05/15/28(oo)	275	277,041
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	500	478,435
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	400	359,892
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	450	367,668
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	600	504,883
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	2,350	2,207,187
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	100	91,821
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	500	376,065
Wells Fargo & Co.,
Jr. Sub. Notes, Series BB	3.900(ff)	03/15/26(oo)	575	509,506

				5,928,665

See Notes to Financial Statements.

PGIM Fixed Income ETFs 211

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 0.1%

Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000%	11/01/28	70	$67,203

Commercial Services 0.4%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	325	303,906

Electric 0.8%

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	100	86,918
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	150	126,975
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	225	209,260
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	100	95,898

				519,051

Healthcare-Products 0.1%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	70	60,970

Home Builders 0.0%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	38	32,719

Machinery-Diversified 0.1%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30	80	82,040

Media 0.2%

Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes	4.400	04/01/33	75	66,014
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	50	50,768

				116,782

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 0.2%

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250%	04/15/32	100	$91,930
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	75	73,162

				165,092

Packaging & Containers 0.1%

Sealed Air Corp.,
Gtd. Notes, 144A	5.000	04/15/29	50	46,373
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	25	24,624

				70,997

Pipelines 0.2%

Energy Transfer LP,
Sr. Unsec’d. Notes	3.750	05/15/30	75	67,031
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	75	66,098

				133,129

Real Estate Investment Trusts (REITs) 0.1%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	60	45,279

Retail 0.1%

Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31	75	54,359

Telecommunications 0.4%

Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $2,908; purchased 03/21/23 - 03/22/23)(f)	8.000	04/01/25(d)	7	1,704
Digicel International Finance Ltd./Digicel International
Holdings Ltd. (Jamaica), Gtd. Notes, 144A (original cost $16,800; purchased 03/15/23)(f)	8.000	12/31/26(d)	80	3,900

See Notes to Financial Statements.

PGIM Fixed Income ETFs 213

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $63,500; purchased 03/29/23)(f)	13.000%	12/31/25(d)	100	$70,750
Sr. Sec’d. Notes, 144A (original cost $184,500; purchased 03/15/23)(f)	8.750	05/25/24	200	181,738
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $42,000; purchased 03/17/23)(f)	6.750	12/31/23(d)	200	9,750

				267,842

TOTAL CORPORATE BONDS (cost $8,176,089)				8,141,722

FLOATING RATE AND OTHER LOANS 76.9%

Advertising 0.4%

Terrier Media Buyer, Inc.,
2021 Refinancing Term B Loans, 3 Month SOFR + 3.600%	8.842(c)	12/17/26	283	262,204

Aerospace & Defense 0.9%

Barnes Group, Inc.,
Term Loan	— (p)	08/30/30	100	100,083
Cobham Ultra U.S. Co-Borrower LLC,
Term Loan, 6 Month SOFR + 3.500%	9.363(c)	08/06/29	124	123,445
Dynasty Acquisition Co., Inc., 2023 Specified Refinancing Term B-1 Loans, 1 Month SOFR + 4.000%	9.315(c)	04/06/26	96	96,216
2023 Specified Refinancing Term B-2 Loan, 1 Month SOFR + 4.000%	9.315(c)	04/06/26	52	51,729
TransDigm, Inc.,
Tranche I Term Loan, 3 Month SOFR + 3.250%	8.492(c)	08/24/28	244	244,542

				616,015

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Agriculture 0.4%

Alltech, Inc.,
Term B Loan, 1 Month SOFR + 4.114%^	9.446%(c)	10/13/28	150	$146,630
Term Loan, 1 Month SOFR + 3.250% (Cap N/A, Floor 0.000%)^	3.250(c)	10/15/26	100	94,000

				240,630

Airlines 1.8%

Air Canada (Canada),
Term Loan, 3 Month SOFR + 3.762%	9.128(c)	08/11/28	149	148,531
American Airlines, Inc.,
Initial Term Loan, 3 Month SOFR + 5.012%	10.338(c)	04/20/28	404	418,890
Seventh Amendment Extended Term Loan, 3 Month
SOFR + 3.178%	8.543(c)	02/15/28	124	122,991
Mileage Plus Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%	10.764(c)	06/21/27	160	166,660
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292(c)	04/21/28	395	395,633

				1,252,705

Apparel 0.4%

Fanatics Commerce Intermediate Holdco LLC,
Initial Term Loan, 3 Month SOFR + 3.364%	8.606(c)	11/24/28	298	296,990

Auto Manufacturers 0.2%

Novae LLC,
Tranche B Term Loan, 6 Month SOFR + 5.000%	10.338(c)	12/22/28	125	115,333

Auto Parts & Equipment 1.9%

Adient US LLC,
Term B-1 Loan, 1 Month SOFR + 3.364%	8.696(c)	04/10/28	123	123,289
Dexko Global, Inc., 2023 Incremental Term Loans, 2 Month SOFR + 4.250%	9.601(c)	10/04/28	200	195,000
First Lien Closing Date Dollar Term Loan, 3 Month SOFR + 3.750%	9.253(c)	10/04/28	74	71,722
First Brands Group LLC, 2022-Ii Incremental Termloan, 6 Month SOFR + 5.000%	10.881(c)	03/30/27	174	171,636

See Notes to Financial Statements.

PGIM Fixed Income ETFs 215

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment (cont’d.)

First Brands Group LLC, (cont’d.)
First Lien 2021 Term Loan, 6 Month SOFR + 5.000%	10.881%(c)	03/30/27	99	$97,503
Power Solutions, 2023 Term Loans, 1 Month SOFR + 3.750%	9.081(c)	05/06/30	275	274,312
Tenneco, Inc.,
Term B Loans, 1 Month SOFR + 5.100%	10.445(c)	11/17/28	325	275,844
Truck Hero, Inc.,
Initial Term Loan, 1 Month SOFR + 3.750%	9.196(c)	01/31/28	99	95,549

				1,304,855

Banks 0.1%

Walker & Dunlop, Inc.,
Incremental Term B Loan, 1 Month SOFR + 3.100%^	8.431(c)	12/16/28	50	49,875

Beverages 0.4%

City Brewing Co. LLC,
First Lien Closing Date Term Loan, 3 Month SOFR + 3.762%	9.070(c)	04/05/28	198	128,529
Pegasus Bidco BV (Netherlands),
Facility Term Loan B2, 3 Month SOFR + 4.250%	9.615(c)	07/12/29	149	148,970

				277,499

Building Materials 2.5%

Cornerstone Building Brands, Inc.,
Term Loan, 1 Month SOFR + 5.625%	10.935(c)	08/01/28	323	321,596
CP Atlas Buyer, Inc.,
Term B Loan, 1 Month SOFR + 3.750%	9.181(c)	11/23/27	199	190,417
Emerald Borrower LP,
Initial Term B Loan, 1 Month SOFR + 3.000%	8.331(c)	05/31/30	475	475,000
Hunter Douglas, Inc. (Netherlands),
Tranche B-1 Term Loans, 3 Month SOFR + 3.500%	8.891(c)	02/26/29	223	215,658
Janus International Group LLC,
Amendment No. 6 Refinancing Term Loan, 1 Month SOFR + 3.250%	8.668(c)	07/25/30	125	124,844

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Building Materials (cont’d.)

Smyrna Ready Mix Concrete LLC,
Initial Term Loan, 1 Month SOFR + 4.350%^	9.419%(c)	04/02/29	99	$99,247
Vector WP HoldCo, Inc.,
Initial Term B Loan, 1 Month SOFR + 5.000%	10.435(c)	10/12/28	250	246,875

				1,673,637

Chemicals 3.5%

Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan, 6 Month SOFR + 4.850%	9.715(c)	08/27/26	362	353,140
Chemours Company (The),
Tanche B-3 USD Term Loans, 1 Month SOFR + 3.500%	8.831(c)	08/18/28	73	71,322
Cyanco Intermediate 2 Corp.,
Term Loan B, 1 Month SOFR + 4.750%	10.081(c)	07/10/28	200	200,250
DuBois Chemicals Group, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.600%	9.931(c)	09/30/26	198	195,129
Geon Performance Solutions LLC,
Initial Term Loan, 3 Month LIBOR + 4.500%	10.038(c)	08/18/28	298	294,880
Ineos Finance PLC (Luxembourg), 2030 Dollar Term Loans, 1 Month SOFR + 3.600%	8.931(c)	02/18/30	75	74,456
Ineos US Petrochem LLC, 2026 Tranche B Dollar Term Loan, 1 Month SOFR + 2.864%	8.196(c)	01/29/26	49	49,000
2030 Tranche B Dollar Term Loan, 1 Month SOFR + 3.850%^	9.181(c)	03/14/30	75	74,250
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.750%	10.219(c)	06/28/28	129	115,827
Kraton Corp.,
Initial Dollar Term Loan, 3 Month SOFR + 3.250%	8.766(c)	03/15/29	100	97,771
LSF11 A5 HoldCo, LLC,
Incremental Term Loan, 1 Month SOFR + 4.350%	9.681(c)	10/15/28	65	64,724
Term Loans, 1 Month SOFR + 3.614%	8.946(c)	10/15/28	114	112,498
Nouryon Finance BV, 2023 Term Loan, 3 Month SOFR + 4.100%	9.347(c)	04/03/28	100	99,687
Extended Dollar Term Loan, 3 Month SOFR + 4.100%	9.318(c)	04/03/28	49	49,082
Olympus Water US Holding Corp., 2022 Incremental Term Loan, 3 Month SOFR + 4.600%	9.842(c)	11/09/28	98	96,762

See Notes to Financial Statements.

PGIM Fixed Income ETFs 217

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Olympus Water US Holding Corp., (cont’d.)
Initial Dollar Term Loan, 3 Month SOFR + 4.012%	9.253%(c)	11/09/28	99	$97,238
Tronox Finance LLC,
First Lien 2022 Incremental Term Loan, 3 Month
SOFR + 3.250%	8.492(c)	04/04/29	74	72,989
First Lien Term Loan B, 1 Month SOFR + 2.614%	7.946(c)	03/10/28	166	162,888
Vantage Specialty Chemicals, Inc.,
First Lien 2023 Other Term Loan, 1 Month SOFR + 4.750%	10.064(c)	10/26/26	100	96,266

				2,378,159

Commercial Services 8.1%

AG Group Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 4.000%^	9.331(c)	12/29/28	74	71,609
Albion Financing SARL, 2023 Incremental US Dollar Term Loans, 3 Month
SOFR + 5.500%^	10.883(c)	08/17/26	75	74,719
AlixPartners LLP,
Initial Dollar Term Loan, 1 Month SOFR + 2.864%	8.196(c)	02/04/28	200	199,639
Allied Universal Holdco LLC,
Amendment No.3 Term Loans, 3 Month SOFR + 4.750%	9.881(c)	05/12/28	200	197,667
Term Loan USD, 1 Month SOFR + 3.850%	9.181(c)	05/12/28	75	72,673
Amentum Government Services Holdings LLC,
Tranche 3 Term Loan, 1 Month SOFR + 4.000%	9.314(c)	02/15/29	223	217,795
ArchKey Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 5.250%	10.834(c)	06/29/28	99	98,001
ASGN, Inc.,
Term Loan	— (p)	08/15/30	50	50,125
Avis Budget Car Rental LLC,
New Tranche B Term Loan, 1 Month SOFR + 1.864%	7.196(c)	08/06/27	297	295,294
Belron Finance US LLC (Luxembourg),
Dollar Fourth Incremental Loan, 3 Month SOFR + 2.850%	8.160(c)	04/18/29	100	99,950
CCRR Parent, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.750%	9.196(c)	03/06/28	174	167,363
CHG Healthcare Services, Inc.,
Term Loan, 1 Month SOFR + 3.750%	4.250(c)	09/29/28	75	74,813

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month SOFR + 3.614%	8.946%(c)	05/17/28	249	$245,561
CoreLogic, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	8.946(c)	06/02/28	352	327,403
Electro Rent Corp.,
Extended Term Loan, 3 Month SOFR + 5.500%	10.830(c)	11/01/24	99	95,236
Fly Funding II Sarl (Luxembourg),
Term Loan B, 3 Month LIBOR + 1.750%	7.380(c)	08/11/25	537	504,893
Indy US Holdco LLC,
Fifth Amendment Incremental Term Loan, 1 Month SOFR + 6.250%^	11.581(c)	03/06/28	355	338,137
Kingpin Intermediate Holdings LLC,
Amendment No. 8 Term Loan, 1 Month SOFR + 3.500%	8.831(c)	02/08/28	224	222,718
Kuehg Corp.,
Initial Term Loan, 3 Month SOFR + 5.000%	10.242(c)	06/12/30	175	174,945
Latham Pool Products, Inc.,
Initial Term Loans, 3 Month SOFR + 4.150%	9.527(c)	02/23/29	217	209,312
Learning Care Group (US) No. 2, Inc.,
Initial Term Loans, 2 Month SOFR + 4.750%	10.130(c)	08/11/28	150	149,719
Mavis Tire Express Services TopCo LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%	9.446(c)	05/04/28	198	197,253
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month SOFR + 4.512%	9.916(c)	09/01/28	173	162,604
NAB Holdings LLC,
First Lien Term Loan, 3 Month SOFR + 3.150%	8.392(c)	11/23/28	149	148,246
NorthRiver Midstream Finance LP (Canada),
Initial Term B Loan, 3 Month SOFR + 3.250%	8.780(c)	10/01/25	200	199,571
Omnia Partners, LLC,
Initial Term Loan, 3 Month SOFR + 4.250%	9.601(c)	07/25/30	183	183,283
Spectrum Group Buyer, Inc.,
Term Loan B, 6 Month SOFR + 6.500%	11.953(c)	05/19/28	147	137,804
Trans Union LLC, 2021 Incremental Term B-6 Loan, 1 Month SOFR + 2.250%	7.696(c)	12/01/28	114	113,925
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	9.431(c)	11/02/27	150	142,425
University Support Services LLC (Canada),
Initial Term Loans, 1 Month SOFR + 3.350%	8.681(c)	02/10/29	123	122,319

See Notes to Financial Statements.

PGIM Fixed Income ETFs 219

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)

VT Topco, Inc.,
Initial Term Loan, 1 Month SOFR + 4.250%	9.562%(c)	08/09/30	75	$75,250
WMB Holdings, Inc.,
Tranche B USD Term Loans, 1 Month SOFR + 3.350%	8.681(c)	11/02/29	163	163,305

				5,533,557

Computers 2.5%

ConvergeOne Holdings Corp.,
First Lien Initial Term Loan, 6 Month LIBOR + 5.000%	10.372(c)	01/04/26	198	119,273
Everi Payments, Inc.,
Term B Loan, 1 Month SOFR + 2.500%	7.946(c)	08/03/28	123	123,237
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.168(c)	03/01/29	497	485,564
Peraton Corp.,
First Lien Term B Loan, 1 Month SOFR + 3.850%	9.181(c)	02/01/28	297	293,547
Procera Networks, Inc. (Canada),
Initial Term Loan (First Lien), 1 Month SOFR + 4.500%	9.946(c)	10/31/25	123	104,817
Redstone Holdco LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.864%	10.179(c)	04/27/28	61	47,478
SonicWall US Holdings, Inc.,
Term Loan, 1 Month SOFR + 5.000% (Cap N/A, Floor 0.000%)	10.429(c)	05/16/28	175	170,844
Tempo Acquisition LLC,
Additional Initial Term B-1 Loan, 1 Month SOFR + 3.000%	8.331(c)	08/31/28	25	24,900
VeriFone Systems, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.262%	9.653(c)	08/20/25	347	319,780

				1,689,440

Distribution/Wholesale 0.3%

AIP RD Buyer Corp., 2023 Incremental Term Loan, 1 Month SOFR + 5.000%^	10.331(c)	12/22/28	50	49,688

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Distribution/Wholesale (cont’d.)

Gloves Buyer, Inc.,
Amendment No. 5 First Lien Incremental Term Loans, 1 Month SOFR + 5.114%	10.446%(c)	12/29/27	45	$43,256
Windsor Holdings III LLC,
Dollar Term B Loan, 1 Month SOFR + 4.500%	9.818(c)	08/01/30	140	139,358

				232,302

Diversified Financial Services 1.7%

Avolon TLB Borrower 1 (US) LLC (Ireland),
Term Loan B6, 1 Month SOFR + 2.500%	7.814(c)	06/22/28	103	103,013
Castlelake Aviation One DAC,
Initial Term Loan, 3 Month LIBOR + 2.750%	8.302(c)	10/22/26	133	133,026
Eisner Advisory Group LLC, 2022 Incremental Term Facility, 1 Month SOFR + 5.250%	10.696(c)	07/28/28	125	124,312
Hudson River Trading LLC,
Term Loan, 3 Month SOFR + 3.262%	8.631(c)	03/20/28	397	390,965
LHS Borrower LLC,
Initial Term Loan, 1 Month SOFR + 4.850%	10.181(c)	02/16/29	174	153,172
VFH Parent LLC,
Initial Term Loan, 1 Month SOFR + 3.100%	8.420(c)	01/13/29	242	240,114

				1,144,602

Electric 1.0%

Generation Bridge Northeast LLC,
Term B Loans, 1 Month SOFR + 4.250%	9.564(c)	08/22/29	175	174,562
Lightstone HoldCo LLC,
Extended Term Loan B, 1 Month SOFR + 5.750%	11.081(c)	01/29/27	353	319,679
Extended Term Loan C, 1 Month SOFR + 5.750%	11.081(c)	01/29/27	20	18,082
Pike Corp., 2028-B Term Loans, 1 Month SOFR + 3.500%	8.831(c)	01/21/28	50	49,625
Vistra Operations Co. LLC, 2018 Incremental Term Loan, 1 Month SOFR + 1.750%	7.196(c)	12/31/25	99	98,444

				660,392

See Notes to Financial Statements.

PGIM Fixed Income ETFs 221

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Electronics 0.8%

II-VI, Inc.,
Term Loan B, 1 Month SOFR + 2.864%	8.196%(c)	07/02/29	275	$274,033
Ingram Micro, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.500%	9.038(c)	06/30/28	180	179,505
TTM Technologies, Inc.,
New Term B Loan, 1 Month SOFR + 2.750%^	8.068(c)	05/30/30	100	100,000

				553,538

Energy-Alternate Sources 0.2%

WIN Waste Innovations Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	8.196(c)	03/24/28	123	105,838

Engineering & Construction 0.4%

Brand Industrial Services, Inc.,
Tranche B Term Loan, 3 Month SOFR + 5.500%	10.872(c)	08/01/30	75	72,356
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 3.750%	9.124(c)	07/02/29	150	149,789
Rockwood Service Corp.,
Initial Term Loan, 1 Month LIBOR + 4.000%	9.446(c)	01/23/27	75	75,000

				297,145

Entertainment 3.5%

Allen Media LLC,
Term B Loan, 3 Month SOFR + 5.650%	10.892(c)	02/10/27	362	314,070
AP Gaming I LLC,
Term B Loans, 3 Month SOFR + 4.000%	9.392(c)	02/15/29	199	197,629
Caesars Entertainment, Inc.,
Term B Loan, 1 Month SOFR + 3.350%	8.681(c)	02/06/30	299	299,157
Cinemark USA, Inc.,
Term Loan, 3 Month SOFR + 3.750%	9.059(c)	05/24/30	225	224,133
ECL Entertainment LLC,
Term Loan, 1 Month LIBOR + 4.750%	10.081(c)	08/16/30	50	50,000
Entain Holdings Gibraltar Ltd.,
Facility B2, 6 Month SOFR + 3.600%	8.549(c)	10/31/29	249	249,311
Golden Entertainment, Inc.,
Term B1 Facility Term Loan, 1 Month SOFR + 2.850%	8.170(c)	05/28/30	133	133,000

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment (cont’d.)

J&J Ventures Gaming LLC,
Initial Term Loan, 3 Month LIBOR + 4.000%	9.538%(c)	04/26/28	98	$93,581
Term Loan	— (p)	04/26/28	54	50,893
Term Loan	— (p)	04/26/28	96	91,607
Maverick Gaming LLC,
Term Loan B, 3 Month SOFR + 7.500%	13.184(c)	09/03/26	74	56,235
Ontario Gaming Gta Ltd. Partnership (Canada),
Term B Loan, 2 Month SOFR + 4.250%	9.622(c)	08/01/30	175	175,329
Raptor Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	9.520(c)	11/01/26	322	322,908
Scientific Games Holdings LP,
Initial Dollor Term Loan, 3 Month SOFR + 3.500%	8.768(c)	04/04/29	98	97,401

				2,355,254

Environmental Control 1.2%

Covanta Holding Corp., 2023 Incremental Term B Loan, 1 Month SOFR + 3.000%	8.312(c)	11/30/28	116	115,358
2023 Incremental Term C Loan, 1 Month SOFR + 3.000%	8.312(c)	11/30/28	9	8,652
Filtration Group Corp., 2023 Extended Dollar Term Loan, 1 Month SOFR + 4.364%	9.696(c)	10/21/28	178	176,817
GFL Environmental, Inc. (Canada), 2023 Refinancing Term Loan, 3 Month SOFR + 3.100%	8.469(c)	05/31/27	198	198,180
Madison IAQ LLC,
Initial Term Loan, 6 Month LIBOR + 3.250%	8.302(c)	06/21/28	302	299,599

				798,606

Food Service 0.2%

Aramark Services, Inc.,
US Term B-6 Loan, 1 Month SOFR + 2.614%	7.946(c)	06/22/30	125	124,687

See Notes to Financial Statements.

PGIM Fixed Income ETFs 223

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Foods 0.4%

BCPE North Star U.S. Holdco, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.000%	9.538%(c)	06/09/28	274	$239,828
CHG PPC Parent LLC, 2021-1 US Term Loan, 1 Month SOFR + 3.114%^	8.446(c)	12/08/28	49	48,941

				288,769

Forest Products & Paper 0.3%

Domtar Corp.,
Initial Term Loan, 1 Month SOFR + 5.614%	10.928(c)	11/30/28	196	195,217

Hand/Machine Tools 0.1%

Alliance Laundry Systems LLC,
Initial Term B Loan, 1 Month SOFR + 3.600%	8.907(c)	10/08/27	74	74,076

Healthcare-Products 1.0%

Bausch & Lomb Corp.,
Initial Term Loan, 3 Month SOFR + 3.350%	8.592(c)	05/10/27	208	203,170
ICU Medical, Inc.,
Tranche B Term Loan, 3 Month SOFR + 2.650%	7.892(c)	01/08/29	198	197,996
Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month SOFR + 3.364%	8.696(c)	10/23/28	258	257,685

				658,851

Healthcare-Services 3.0%

Accelerated Health Systems LLC,
Initial Term B Loan, 3 Month SOFR + 4.400%	9.642(c)	02/15/29	333	271,449
Charlotte Buyer,
Initial Term B Loan, 1 Month SOFR + 5.250%	10.562(c)	02/11/28	267	262,739
DaVita, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 1.750%	7.196(c)	08/12/26	147	145,402
eResearch Technology, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.614%	9.946(c)	02/04/27	123	120,262
LifePoint Health, Inc.,
First Lien Term B Loan, 3 Month SOFR + 4.012%	9.377(c)	11/16/25	117	115,992
Mamba Purchaser, Inc.,
Term Loan, 1 Month SOFR + 3.500%	8.946(c)	10/16/28	49	49,221
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.364%	8.696(c)	03/05/26	124	122,879

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare-Services (cont’d.)

Phoenix Guarantor, Inc., (cont’d.)
Tranche B3 Term Loan, 1 Month SOFR + 3.614%	8.946%(c)	03/05/26	250	$248,304
Radnet Management, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.114%	8.446(c)	04/23/28	263	262,669
Select Medical Corp.,
Tranche B-1 Term loan, 1 Month SOFR + 3.000%	8.331(c)	03/08/27	342	341,466
Sound Inpatient Physicians, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.262%	8.631(c)	06/27/25	248	132,702

				2,073,085

Holding Companies-Diversified 0.1%

Belfor Holdings, Inc.,
First Lien Tranche B-2 Term Loan, 1 Month SOFR + 4.250%^	9.581(c)	04/06/26	100	99,873

Home Furnishings 0.6%

Osmosis Buyer Limited,
Initial Term B Loans, 1 Month SOFR + 3.750%	9.062(c)	07/31/28	74	74,010
Snap One Holdings Corp.,
Initial Term Loan, 3 Month SOFR + 4.650%	9.892(c)	12/08/28	199	191,029
Weber-Stephen Products LLC,
Initial Term B Loan, 1 Month SOFR + 3.364%	8.696(c)	10/30/27	150	134,606

				399,645

Household Products/Wares 0.3%

Kronos Acquisition Holdings, Inc. (Canada),
Tranche B-1 Term Loan, 3 Month SOFR + 4.012%	9.253(c)	12/22/26	209	205,862

Housewares 0.3%

Lifetime Brands, Inc.,
Tranche B Term Loan, 1 Month SOFR + 3.614%	8.946(c)	02/28/25	75	71,062
SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%	9.446(c)	10/06/28	198	164,293

				235,355

See Notes to Financial Statements.

PGIM Fixed Income ETFs 225

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 2.2%

Acrisure LLC, 2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.196%(c)	02/15/27	347	$339,738
First Lien 2021-2 Additional Term Loan, 1 Month
LIBOR + 4.250%	9.696(c)	02/15/27	50	49,593
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.946(c)	02/15/27	124	121,767
Amwins Group, Inc.,
February 2023 Incremental Term Loan, 1 Month SOFR + 2.864%	8.196(c)	02/19/28	80	79,500
AmWINS Group, Inc.,
Term Loan, 1 Month SOFR + 2.364%	7.696(c)	02/19/28	89	88,488
Asurion LLC,
New B-04 Term Loan, 1 Month SOFR + 5.364%	10.696(c)	01/20/29	200	175,214
New B-09 Term Loan, 3 Month LIBOR + 3.250%	8.788(c)	07/31/27	294	282,622
New B-10 Term Loan, 1 Month SOFR + 4.100%	9.431(c)	08/19/28	115	110,621
New B-11 Term Loan, 1 Month SOFR + 4.350%	9.681(c)	08/21/28	75	72,116
Second Lien Term Loan B3, 1 Month SOFR + 5.364%	10.696(c)	01/31/28	50	44,600
BroadStreet Partners, Inc.,
Tranche B-2 Term Loan, 1 Month SOFR + 3.364%	8.696(c)	01/27/27	148	147,156

				1,511,415

Internet 1.0%

MH Sub I LLC, 2023 May New Term Loans, 1 Month SOFR + 4.250%	9.581(c)	05/03/28	348	334,042
NortonLifeLock, Inc.,
Tranche B Term Loan, 1 Month SOFR + 2.100%	7.431(c)	09/12/29	222	221,157
Uber Technologies, Inc., 2023 Refinancing Term Loan, 3 Month SOFR + 2.750%	8.008(c)	03/03/30	149	149,381

				704,580

Investment Companies 0.4%

EIG Management Co. LLC,
Initial Term Loan, 1 Month SOFR + 3.850%	9.181(c)	02/24/25	123	122,910
LSF11 Trinity Bidco, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%^	9.813(c)	06/14/30	150	150,000

				272,910

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Leisure Time 1.8%

Alterra Mountain Co.,
Series B-3 Term Loan, 1 Month SOFR + 3.850%	9.181%(c)	05/31/30	125	$125,000
Arcis Golf LLC,
Initial Term Loan, 1 Month SOFR + 4.250%	9.696(c)	11/24/28	60	59,886
Term Loan^	—(p)	11/24/28	15	14,962
Bombardier Recreational Products, Inc. (Canada), 2020 Replacement Term Loan, 1 Month SOFR + 2.000%	7.431(c)	05/24/27	99	98,714
2022-2 Incremental Loan, 1 Month SOFR + 3.500%	8.831(c)	12/13/29	422	422,434
Carnival Corp.,
Initial Advance, 1 Month SOFR + 3.000%	8.317(c)	08/09/27	100	99,625
Fender Musical Instruments Corp.,
Initial Term Loan, 1 Month SOFR + 4.100%^	9.414(c)	12/01/28	74	71,523
Recess Holdings, Inc.,
New Term Loan, 3 Month SOFR + 4.000%^	9.383(c)	03/31/27	70	69,825
Topgolf Callaway Brands Corp.,
Initial Term Loan, 1 Month SOFR + 3.600%	8.931(c)	03/15/30	250	249,358

				1,211,327

Lodging 0.3%

Fertitta Entertainment LLC,
Initial B Term Loan, 1 Month SOFR + 4.000%	9.331(c)	01/26/29	74	73,316
Travel + Leisure Co., 2022 Incremental Term Loan, 3 Month SOFR + 4.100%	9.354(c)	12/14/29	150	149,750

				223,066

Machinery-Diversified 1.7%

Chart Industries, Inc.,
Amendment No. 3 Term Loan, 1 Month SOFR + 3.850%	9.164(c)	03/15/30	275	273,938
Clark Equipment Co. (South Korea),
Tranche B Term Loan, 3 Month SOFR + 2.500%	7.742(c)	04/20/29	247	247,309
Columbus McKinnon Corp.,
Initial Term Loan, 3 Month SOFR + 3.012%	8.885(c)	05/12/28	68	67,704
CPM Holdings, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	8.933(c)	11/17/25	74	74,031

See Notes to Financial Statements.

PGIM Fixed Income ETFs 227

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified (cont’d.)

DXP Enterprises, Inc.,
Initial Term Loan, 6 Month SOFR + 5.250%	10.444%(c)	12/23/27	50	$49,412
Engineered Machinery Holdings, Inc.,
Incremental Usd 1St Lien Term Loan, 3 Month LIBOR + 3.750%	9.288(c)	05/19/28	50	49,463
Gardner Denver, Inc.,
New Tranche B-1 Dollar Term Loan, 1 Month SOFR + 1.850%	7.181(c)	03/01/27	74	74,011
Hyster-Yale Group, Inc.,
Term loan B Facility, 1 Month SOFR + 3.614%	8.946(c)	05/26/28	99	94,899
Pro Mach Group, Inc.,
Amendment No. 1 Incremental Term Loan (First Lien), 1 Month SOFR + 5.100%^	10.431(c)	08/31/28	25	25,063
Initial Term Loan, 1 Month SOFR + 4.114%	9.446(c)	08/31/28	64	64,258
Project Castle, Inc.,
Intial Term Loan, 3 Month SOFR + 5.500%	10.566(c)	06/01/29	74	64,388
Vertical Midco Gmbh (Germany),
Term Loan B, 6 Month SOFR + 3.928%	9.381(c)	07/31/27	99	98,523

				1,182,999

Media 4.3%

Altice Financing SA (Luxembourg), 2022 Dollar Loan, 3 Month SOFR + 5.000%	10.308(c)	10/29/27	125	118,125
Charter Communications Operating LLC,
Term Loan B2, 1 Month SOFR + 1.750%	7.104(c)	02/01/27	871	866,043
CSC Holdings LLC, 2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.810(c)	01/18/28	298	280,487
Diamond Sports Group LLC,
Second Lien Term Loan	8.025	08/24/26	397	10,255
Entercom Media Corp.,
Term Loan B-2, 3 Month SOFR + 2.762%	8.131(c)	11/18/24	75	33,141
iHeartCommunications, Inc.,
Incremental B Term Loan, 1 Month LIBOR + 3.250%	8.696(c)	05/01/26	280	249,200
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.696(c)	09/25/26	367	300,980
Sinclair Television Group, Inc.,
Term B-3 Loan, 1 Month SOFR + 3.114%	8.446(c)	04/01/28	198	148,591

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Media (cont’d.)

Sinclair Television Group, Inc., (cont’d.)
Term Loan B-4, 1 Month SOFR + 3.850%	9.181%(c)	04/21/29	149	$107,374
Univision Communications, Inc., 2022 Incremental First-Lien Term Loan, 3 Month
SOFR + 4.250%	9.492(c)	06/24/29	50	49,273
Initial First Lien Term Loan, 1 Month SOFR + 3.364%	8.696(c)	01/31/29	443	436,994
Virgin Media Bristol LLC,
Facility Y, 6 Month SOFR + 3.350%	8.311(c)	03/31/31	120	118,500
WideOpenWest Finance LLC,
Term B Loan, 3 Month SOFR + 3.000%	8.242(c)	12/20/28	197	194,860

				2,913,823

Metal Fabricate/Hardware 1.6%

AZZ, Inc.,
Initial Term Loan, 1 Month SOFR + 3.750%	9.081(c)	05/11/29	348	348,537
Crosby U.S. Acquisition Corp.,
First Lien Initial Term Loan, 1 Month SOFR + 4.850%	10.164(c)	06/26/26	99	98,550
Grinding Media, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.262%	9.530(c)	10/12/28	486	474,837
Tank Holding Corp., 2023 Incremental Term Loan, 1 Month SOFR + 6.100%	11.415(c)	03/31/28	49	47,656
WireCo WorldGroup, Inc.,
Initial Term Loan, 1 Month SOFR + 4.364%	9.678(c)	11/13/28	136	135,267

				1,104,847

Mining 0.4%

Arsenal Aic Parent LLC,
Term B Loans, 1 Month SOFR + 4.500%	9.879(c)	08/19/30	300	299,925

Miscellaneous Manufacturing 0.5%

Gates Global LLC,
Initial B-4 Dollar Term Loan, 1 Month SOFR + 3.500%	8.831(c)	11/16/29	248	248,210
Momentive Performance Materials, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.831(c)	03/29/28	120	118,403

				366,613

See Notes to Financial Statements.

PGIM Fixed Income ETFs 229

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Oil & Gas 0.3%

Apro LLC,
Replacement Term Loan, 3 Month LIBOR + 3.750%	9.246%(c)	11/14/26	173	$172,902

Packaging & Containers 1.4%

Charter Next Generation, Inc.,
Refinancing 2021 Term Loan, 1 Month SOFR + 3.750%	9.196(c)	12/01/27	99	97,930

Clydesdale Acquisition Holdings, Inc.,
Term B Loan, 1 Month SOFR + 4.175%	9.606(c)	04/13/29	139	137,462

Graham Packaging Co., Inc.,
New Term Loan, 1 Month SOFR + 3.000%	8.446(c)	08/04/27	98	97,557

LABL, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 5.100%	10.431(c)	10/27/28	74	73,958

Pactiv Evergreen Group Holdings, Inc.,
Tranche B-3 U.S. Term Loans, 1 Month SOFR + 3.250%	8.521(c)	09/25/28	99	98,641

Pregis TopCo LLC,
Facility Incremental Amendment No. 3, 1 Month SOFR + 3.750%	9.196(c)	07/31/26	74	74,106

Pretium PKG Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	9.522(c)	10/02/28	172	103,915

Proampac PG Borrower LLC, 2020-1 Term Loan, 3 Month LIBOR + 3.750%	9.181(c)	11/03/25	99	98,745

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month LIBOR + 4.000%	9.538(c)	09/15/28	99	98,198
Tranche B-5 Initial Term Loan, 3 Month SOFR + 4.500%	9.742(c)	09/15/28	99	98,778

				979,290

Pharmaceuticals 0.6%

Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	9.342(c)	10/01/27	247	242,906

Sharp Midco LLC,
Term Loan, 1 Month SOFR + 4.500%^	9.818(c)	12/03/28	150	149,250

				392,156

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Pipelines 0.7%

AL GCX Holdings LLC,
Initial Term Loans, 3 Month SOFR + 3.650%	8.931%(c)	05/17/29	189	$188,858
AL NGPL Holdings LLC,
Third Amendment Incremental Term Loan, 3 Month SOFR + 3.864%	9.145(c)	04/13/28	50	50,000
Prairie ECI Acquiror, LP,
Initial Term Loan, 1 Month SOFR + 4.750%	10.181(c)	03/11/26	250	249,219

				488,077

Private Equity 0.4%

Harbourvest Partners LP,
Initial Term Loan, 3 Month SOFR + 3.000%	8.242(c)	04/22/30	250	249,687

Real Estate 1.3%

Brookfield Property REIT, Inc.,
Initial Term B Loan, 1 Month SOFR + 2.500%	7.931(c)	08/27/25	493	490,192
Cushman & Wakefield US Borrower LLC, 2023-1 Refinancing Term Loan, 1 Month SOFR + 3.350%^	8.681(c)	01/31/30	106	104,195
2023-2 Refinancing Term Loans, 1 Month SOFR + 4.000%	9.331(c)	01/31/30	150	148,875
Replacement Term Loan, 1 Month SOFR + 2.864%	8.196(c)	08/21/25	10	10,318
Greystar Real Estate Partners, LLC,
Term Loan, 1 Month SOFR + 3.750%^	9.064(c)	08/21/30	150	149,625

				903,205

Real Estate Investment Trusts (REITs) 1.4%

Blackstone Mortgage Trust, Inc.,
New Term Loan B, 1 Month SOFR + 2.864%	8.196(c)	04/23/26	99	97,008
Term B-4 Loan, 1 Month SOFR + 3.500%	8.831(c)	05/09/29	502	493,111
StarWood Property Mortgage LLC,
Initial Term Loan, 1 Month SOFR + 2.600%	7.931(c)	07/26/26	347	344,689

				934,808

Retail 4.6%

Dave & Buster’s, Inc.,
Cov-Lite Term Loan, 1 Month SOFR + 3.750%	9.188(c)	06/29/29	199	198,582

See Notes to Financial Statements.

PGIM Fixed Income ETFs 231

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail (cont’d.)

EG America LLC (United Kingdom),
New Term Loan B, 1 Month SOFR + 4.250%^	9.414%(c)	03/31/26	382	$380,973
New Term Loan C, SOFR + 4.364%^	9.414(c)	03/31/26	99	94,490
Term loan tranche C, SOFR + 4.114%^	9.164(c)	02/07/25	99	93,764
Empire Today LLC,
Closing Date Term Loan, 1 Month SOFR + 5.114%	10.428(c)	04/03/28	124	101,208
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.196(c)	03/06/28	397	395,198
Harbor Freight Tools USA, Inc., 2021 Refinancing Loans, 1 Month SOFR + 2.864%	8.196(c)	10/19/27	199	198,033
IRB Holding Corp., 2022 Replacement Term B Loan, 1 Month SOFR + 3.100%	8.431(c)	12/15/27	74	74,031
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.181(c)	12/17/27	198	192,015
LSF12 Badger Bidco, LLC (United Kingdom),
Term Loan^	—(p)	08/30/30	150	146,625
Pacific Bells LLC,
Initial Term Loan, 3 Month SOFR + 4.500%	10.003(c)	11/10/28	199	195,068
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%	8.753(c)	03/03/28	285	283,537
Pilot Travel Centers LLC,
Initital Tranche B Term Loan, 1 Month SOFR + 2.100%	7.431(c)	08/04/28	500	499,125
Sally Holdings LLC,
Term Loan B, 1 Month SOFR + 2.500%	7.831(c)	02/28/30	125	124,750
SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Month SOFR + 3.614%	8.946(c)	06/02/28	99	97,273
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	9.081(c)	10/19/27	99	98,567

				3,173,239

Semiconductors 0.6%

Altar Bidco, Inc.,
Initial Term Loan, 6 Month SOFR + 3.100%	7.542(c)	02/01/29	223	221,852

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Semiconductors (cont’d.)

Entegris, Inc.,
Tranche B Term Loan, 3 Month SOFR + 2.750%	8.036%(c)	07/06/29	72	$71,512
Natel Engineering Co., Inc.,
Initial Term Loan, 1 Month SOFR + 6.364%	11.573(c)	04/30/26	149	115,482

				408,846

Software 5.4%

Applovin Corp.,
Initial Term Loan, 1 Month SOFR + 3.100%	8.412(c)	08/14/30	150	149,571
athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	8.820(c)	02/15/29	478	469,927
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.750%	9.196(c)	10/02/25	98	98,325
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.946(c)	02/27/26	125	123,125
Bracket Intermediate Holding Corp., 2023 Refinancing Term Loans, 1 Month SOFR + 5.000%	10.417(c)	05/08/28	149	148,131
Cloudera, Inc.,
Term Loan, 1 Month SOFR + 3.850%	9.181(c)	10/08/28	212	205,829
Cornerstone OnDemand, Inc.,
Initial Term Loan, 3 Month SOFR + 4.012%	9.253(c)	10/16/28	198	188,095
CT Technologies Intermediate Holdings, Inc.,
Term Loan 2021 Reprice, 1 Month SOFR + 4.250%	9.696(c)	12/16/25	149	140,030
Dun & Bradstreet Corp., 2022 Incremental Term B-2 Loans, 1 Month SOFR + 3.000%	8.320(c)	01/18/29	247	246,963
EagleView Technology Corp.,
First Lien Term Loan, 3 Month LIBOR + 3.500%	9.038(c)	08/14/25	99	87,850
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981(c)	06/13/25	325	324,594
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231(c)	06/13/24	444	443,116
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month SOFR + 4.114%	9.446(c)	12/01/27	74	73,993
Indicor LLC,
Initial Dollar Term Loan, 3 Month SOFR + 4.500%	9.742(c)	11/22/29	50	49,893

See Notes to Financial Statements.

PGIM Fixed Income ETFs 233

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)

Polaris Newco LLC,
First Lien Dollar Term Loan, 3 Month LIBOR + 4.000%	9.538%(c)	06/02/28	258	$249,511
Red Planet Borrower LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.181(c)	10/02/28	224	210,785
Renaissance Holding Corp., 2023 Term Loan, 1 Month SOFR + 4.750%	9.992(c)	04/05/30	225	225,106
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.677(c)	07/14/28	188	172,739
Software AG (Germany),
Term Loan^	— (p)	02/28/33	50	49,875

				3,657,458

Telecommunications 5.9%

CCI Buyer, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.000%	9.242(c)	12/17/27	183	180,450
CenturyLink, Inc.,
Term B Loan, 1 Month SOFR + 2.364%	7.696(c)	03/15/27	143	92,694
CommScope, Inc.,
Initial Term Loan, 1 Month SOFR + 3.364%	8.696(c)	04/06/26	199	182,569
Connect Finco Sarl (United Kingdom),
Amendment No. 1 Refinancing Term Loan, 1 Month SOFR + 3.500%	8.831(c)	12/11/26	178	177,189
Crown Subsea Communications Holding, Inc.,
Initial Term Loan, 1 Month SOFR + 5.114%	10.433(c)	04/27/27	250	250,208
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	8.981(c)	05/27/24	277	252,001
Global Tel Link Corp.,
First Lien Term Loan, 3 Month SOFR + 4.250%	9.769(c)	11/29/25	173	162,810
Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 3 Month SOFR + 4.400%	9.772(c)	02/01/29	637	636,377
Intrado Corp.,
Initial Term Loan, 2 Month SOFR + 4.000%	9.343(c)	01/31/30	175	174,891
Iridium Satellite LLC,
Term B-2 Loan, 1 Month SOFR + 2.500%	7.931(c)	11/04/26	93	92,573
MLN US HoldCo LLC, 3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	4	600
Initial Term Loan, 3 Month SOFR + 6.440%	11.850(c)	10/18/27	22	15,942

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

MLN US HoldCo LLC, (cont’d.)
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110%(c)	10/18/27	50	$16,139
Numericable US LLC (France),
USD TLB-12 Term Loan, 3 Month LIBOR + 3.688%	9.257(c)	01/31/26	125	117,656
Orbcomm, Inc.,
Closing Date Term Loans, 1 Month SOFR + 4.250%	9.815(c)	09/01/28	198	170,664
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	11.117(c)	08/01/29	338	290,852
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	10.038(c)	11/01/24	99	86,234
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.831(c)	03/02/29	322	314,774
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.446(c)	10/02/28	422	337,677
Zacapa Sarl (Luxembourg),
Initial Term Loans 2022, 3 Month SOFR + 4.000%	9.242(c)	03/22/29	247	246,195
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 3.000%	8.446(c)	03/09/27	310	247,941

				4,046,436

Textiles 0.2%

ASP Unifrax Holdings, Inc.,
USD Term Loan (First Lien), 3 Month SOFR + 3.900%	9.142(c)	12/12/25	148	136,340

Transportation 1.4%

Daseke Cos., Inc.,
Term Loan, 1 Month SOFR + 4.114%	9.446(c)	03/09/28	162	159,643
Einstein Merger Sub, Inc.,
Initial Term Loans, 1 Month SOFR + 3.500%	8.931(c)	11/23/28	200	194,459
First Student Bidco, Inc.,
Incremental Term Loan B, 3 Month SOFR + 4.000%	9.342(c)	07/21/28	163	159,961
Incremental Term Loan C, 3 Month SOFR + 4.100%	9.342(c)	07/21/28	11	11,165
Initial Term B Loan, 3 Month SOFR + 3.262%	8.501(c)	07/21/28	98	95,168
Initial Term C Loan, 3 Month SOFR + 3.262%	8.501(c)	07/21/28	37	35,672
Kenan Advantage Group, Inc.,
Term B-2 Loan, 6 Month SOFR + 4.428%	9.727(c)	03/24/26	32	31,680

See Notes to Financial Statements.

PGIM Fixed Income ETFs 235

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Transportation (cont’d.)

Odyssey Logistics & Technology Corp.,
Initial Term Loan, 3 Month SOFR + 4.500%	9.922%(c)	10/12/27	50	$49,625
Pods LLC,
Term Loan, 1 Month SOFR + 3.114%	8.446(c)	03/31/28	74	71,720
Savage Enterprises LLC,
Term Loan B, 1 Month SOFR + 3.364%	8.696(c)	09/15/28	173	172,795

				981,888

TOTAL FLOATING RATE AND OTHER LOANS (cost $52,297,109)				52,509,833

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.8%

Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average
SOFR + 1.900% (Cap N/A, Floor 0.000%)	7.188(c)	12/25/41	290	284,567
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class B1, 144A, 30 Day Average
SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.688(c)	08/25/33	250	256,518

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $520,423)				541,085

			Shares

COMMON STOCK 0.0%

Textiles, Apparel & Luxury Goods

International Textile Group, Inc. (original cost $0; purchased 06/21/23)*(f)
(cost $0)			2,040	7,395

TOTAL LONG-TERM INVESTMENTS (cost $67,646,449)				67,917,143

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 5.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund
(cost $3,882,660)(wj)	3,882,660	$3,882,660

TOTAL INVESTMENTS 105.1% (cost $71,529,109)		71,799,803
Liabilities in excess of other assets(z) (5.1)%		(3,481,463)

NET ASSETS 100.0%		$68,318,340

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,747,739 and 4.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $310,471. The aggregate value of $275,729 is 0.4% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Fixed Income ETFs 237

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Unfunded loan commitments outstanding at August 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Omnia Partners, LLC, Delayed Draw Term Loan, 1 Month SOFR + 4.250% (Cap N/A, Floor 0.000%), 4.250%(c), Maturity Date 07/25/30 (cost $17,132)	17	$17,218	$86	$—
Tank Holding Corp., Delayed Draw Term Commitment, —%(p), Maturity Date 03/31/28 (cost $21,000)	21	20,475	—	(525)

		$37,693	$86	$(525)

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	20 Year U.S. Treasury Bonds	Dec. 2023	$243,375	$2,544
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	258,938	6,304

				8,848

Short Positions:
11	2 Year U.S. Treasury Notes	Dec. 2023	2,241,852	(5,001)
25	5 Year U.S. Treasury Notes	Dec. 2023	2,673,047	(18,781)
14	10 Year U.S. Treasury Notes	Dec. 2023	1,554,438	(12,957)

				(36,739)

				$(27,891)

Credit default swap agreements outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	5,955	4.257%	$60,415	$228,622	$168,207

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$530,000	$—

JPS	150,000	—

Total	$680,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 239

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$6,716,616	$—
Common Stock	—	7,395	—
Convertible Bond	—	492	—
Corporate Bonds	—	8,141,722	—
Floating Rate and Other Loans	—	49,762,094	2,747,739
Residential Mortgage-Backed Securities	—	541,085	—
Short-Term Investment
Affiliated Mutual Fund	3,882,660	—	—

Total	$3,882,660	$65,169,404	$2,747,739

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$86	$—
Futures Contracts	8,848	—	—
Centrally Cleared Credit Default Swap Agreement	—	168,207	—

Total	$8,848	$168,293	$—

Liabilities
Unfunded Loan Commitment	$—	$(525)	$—
Futures Contracts	(36,739)	—	—

Total	$(36,739)	$(525)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Floating Rate and Other Loans	Unfunded Loan Commitments
Balance as of 08/31/22	$2,321,742	$17
Realized gain (loss)	(2,547)	—
Change in unrealized appreciation (depreciation)	38,933	—
Purchases/Exchanges/Issuances	3,591,309	—

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

	Floating Rate and Other Loans	Unfunded Loan Commitments
Sales/Paydowns	$(1,923,906)	$(17)
Accrued discount/premium	7,891	—
Transfers into Level 3*	73,223	—
Transfers out of Level 3*	(1,358,906)	—

Balance as of 08/31/23	$2,747,739	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$31,927	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

As of August 31, 2023, the aggregate value of Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers was $2,747,739. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Collateralized Loan Obligations	9.8%
Banks	8.8
Commercial Services	8.5
Telecommunications	6.3
Affiliated Mutual Fund	5.7
Software	5.4
Retail	4.7
Media	4.5
Chemicals	3.5
Entertainment	3.5
Healthcare-Services	3.0
Building Materials	2.6
Computers	2.5
Insurance	2.2

Airlines	1.9%
Auto Parts & Equipment	1.9
Machinery-Diversified	1.8
Leisure Time	1.8
Electric	1.8
Diversified Financial Services	1.7
Metal Fabricate/Hardware	1.6
Packaging & Containers	1.5
Real Estate Investment Trusts (REITs)	1.5
Transportation	1.4
Real Estate	1.3
Environmental Control	1.2
Aerospace & Defense	1.1
Healthcare-Products	1.1

See Notes to Financial Statements.

PGIM Fixed Income ETFs 241

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Internet	1.0%
Pipelines	0.9
Electronics	0.8
Residential Mortgage-Backed Securities	0.8
Semiconductors	0.6
Home Furnishings	0.6
Pharmaceuticals	0.6
Miscellaneous Manufacturing	0.5
Oil & Gas	0.5
Mining	0.4
Engineering & Construction	0.4
Apparel	0.4
Foods	0.4
Beverages	0.4
Investment Companies	0.4
Advertising	0.4
Private Equity	0.4
Agriculture	0.4
Housewares	0.3
Distribution/Wholesale	0.3

Lodging	0.3%
Auto Manufacturers	0.3
Household Products/Wares	0.3
Forest Products & Paper	0.3
Textiles	0.2
Food Service	0.2
Energy-Alternate Sources	0.2
Holding Companies-Diversified	0.1
Hand/Machine Tools	0.1
Home Builders	0.0 *
Textiles, Apparel & Luxury Goods	0.0 *

105.1
Liabilities in excess of other assets	(5.1)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$168,207*	—	$—

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$8,848	*	Due from/to broker-variation margin futures	$36,739	*

		$177,055			$36,739

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(12,529)
Interest rate contracts	199,638	—

Total	$199,638	$(12,529)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$167,838
Interest rate contracts	(33,266)	—

Total	$(33,266)	$167,838

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 206,550
Futures Contracts - Short Positions (1)	4,018,502
Credit Default Swap Agreements - Sell Protection (1)	2,366,600

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 243

PGIM Floating Rate Income ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $67,646,449)	$67,917,143
Affiliated investments (cost $3,882,660)	3,882,660
Cash	27,108
Receivable for investments sold	2,815,077
Deposit with broker for centrally cleared/exchange-traded derivatives	680,000
Dividends and interest receivable	550,319
Unrealized appreciation on unfunded loan commitment	86

Total Assets	75,872,393

Liabilities

Payable for investments purchased	7,497,873
Management fee payable	41,359
Due to broker—variation margin swaps	10,140
Due to broker—variation margin futures	4,156
Unrealized depreciation on unfunded loan commitments	525

Total Liabilities	7,554,053

Net Assets	$68,318,340

Net assets were comprised of:
Common stock, at par	$1,350
Paid-in capital in excess of par	67,252,822
Total distributable earnings (loss)	1,064,168

Net assets, August 31, 2023	$68,318,340

Net asset value, offering price and redemption price per share. ($68,318,340 ÷ 1,350,000 shares of common stock issued and outstanding)	$50.61

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$4,675,079
Unaffiliated dividend income	150,054
Affiliated dividend income	77,119

Total income	4,902,252

Expenses
Management fee	378,501

Net investment income (loss)	4,523,751

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(112,176)
Futures transactions	199,638
Swap agreement transactions	(12,529)

74,933

Net change in unrealized appreciation (depreciation) on:
Investments	538,448
Futures	(33,266)
Swap agreements	167,838
Unfunded loan commitments	(273)

672,747

Net gain (loss) on investment transactions	747,680

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,271,431

See Notes to Financial Statements.

PGIM Fixed Income ETFs 245

PGIM Floating Rate Income ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2023	May 17, 2022* through August 31, 2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,523,751	$331,778
Net realized gain (loss) on investment transactions	74,933	27,041
Net change in unrealized appreciation (depreciation) on investments	672,747	(262,176)

Net increase (decrease) in net assets resulting from operations	5,271,431	96,643

Dividends and Distributions
Distributions from distributable earnings	(4,140,051)	(163,855)

Fund share transactions
Net proceeds from shares sold (675,000 and 675,000 shares, respectively)	33,359,380	33,894,792

Total increase (decrease)	34,490,760	33,827,580

Net Assets:

Beginning of period	33,827,580	—

End of period	$68,318,340	$33,827,580

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Financial Highlights

	Year Ended August 31, 2023	May 17, 2022(a) through August 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.11	$50.00
Income (loss) from investment operations:
Net investment income (loss)	4.27	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	(0.18)
Total from investment operations	4.43	0.44
Less Dividends and Distributions:
Dividends from net investment income	(3.88)	(0.33)
Distributions from net realized gains	(0.05)	-
Total dividends and distributions	(3.93)	(0.33)
Net asset value, end of period	$50.61	$50.11
Total Return(c):	9.32%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$68,318	$33,828
Average net assets (000)	$52,571	$26,460
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.72	%(e)
Expenses before waivers and/or expense reimbursement	0.72%	0.72	%(e)
Net investment income (loss)	8.61%	4.32	%(e)
Portfolio turnover rate(f)	182%	9%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 247

PGIM AAA CLO ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES

Collateralized Loan Obligations

AGL CLO Ltd. (Cayman Islands),
Series 2020-05A, Class A1R, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.748%(c)	07/20/34	3,000	$2,983,170
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.745(c)	12/02/34	1,750	1,737,680
AGL Core CLO Ltd. (Cayman Islands),
Series 2021-15A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	01/20/35	537	532,973
Allegro CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	07/20/32	3,000	2,976,475
Ares CLO Ltd. (Cayman Islands),
Series 2018-50A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.620(c)	01/15/32	3,000	2,985,134
Series 2020-56A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.422%)	6.773(c)	10/25/34	350	347,393
Series 2021-60A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.692(c)	07/18/34	460	455,905
Series 2021-61A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	10/20/34	2,500	2,480,000
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2021-06A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)	6.745(c)	10/21/34	1,000	994,262
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	6.630(c)	04/18/35	3,750	3,699,552
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-02A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.765(c)	01/20/35	3,000	2,970,000
Ballyrock CLO Ltd. (Cayman Islands),
Series 2021-16A, Class A1, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.718(c)	07/20/34	3,000	2,977,789
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.580(c)	10/15/33	1,000	993,500
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	7.389(c)	10/20/35	1,000	1,000,088
Series 2023-02A, Class A2, 144A, 3 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	7.889(c)	10/20/35	1,000	1,000,088

See Notes to Financial Statements.

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708%(c)	05/17/31	988	$982,171
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.778(c)	01/20/35	2,500	2,464,697
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.778(c)	07/20/34	1,000	992,000
Series 2021-23A, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.693(c)	04/25/34	2,500	2,475,000
BlueMountain CLO Ltd. (Cayman Islands),
Series 2019-24A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688(c)	04/20/34	3,000	2,965,486
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	07/20/34	1,500	1,485,000
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	6.640(c)	04/15/35	2,041	2,008,327
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.768(c)	07/20/34	3,500	3,460,928
CIFC Funding Ltd. (Cayman Islands),
Series 2015-04A, Class A1A2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	6.658(c)	04/20/34	3,000	2,974,886
Series 2019-05A, Class A1R1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.710(c)	01/15/35	800	792,452
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)	6.710(c)	07/15/34	2,000	1,981,112
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2021-31A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.788(c)	04/20/34	2,750	2,718,727
Crown City CLO (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	07/20/34	1,500	1,483,187
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.760(c)	07/15/34	2,000	1,962,765

See Notes to Financial Statements.

PGIM Fixed Income ETFs 249

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elmwood CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738%(c)	10/20/34	1,000	$992,856
Gallatin CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	7.435(c)	10/14/35	1,000	1,000,089
Series 2023-01A, Class AJ, 144A, 3 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	7.885(c)	10/14/35	1,000	1,000,089
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	6.766(c)	10/20/31	1,000	993,646
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	04/20/34	4,000	3,960,000
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	10/20/34	3,500	3,467,520
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32	1,250	1,239,066
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.733(c)	04/25/32	4,100	4,087,929
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.690(c)	07/17/34	900	892,454
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.610(c)	04/15/34	3,500	3,473,520
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.717(c)	04/22/30	1,600	1,589,069
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.720(c)	07/15/34	960	953,814
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.730(c)	07/15/34	1,875	1,857,750
Octagon Investment Partners 51 Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	07/20/34	3,000	2,970,338

See Notes to Financial Statements.

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688%(c)	10/20/31	1,000	$989,890
Pikes Peak CLO (Cayman Islands),
Series 2020-06A, Class AR2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.811(c)	05/18/34	3,500	3,472,692
PPM CLO Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.772(c)	10/18/34	3,500	3,459,646
Rad CLO Ltd. (Cayman Islands),
Series 2020-07A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.770(c)	04/17/33	1,250	1,239,970
Series 2021-12A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.801(c)	10/30/34	3,000	2,965,785
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.740(c)	01/15/35	1,500	1,480,235
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	6.660(c)	06/20/34	2,000	1,982,000
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	01/20/35	1,000	993,494
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.618(c)	04/20/31	980	972,659
Signal Peak CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A, 144A, 3 Month SOFR + 1.532% (Cap N/A, Floor 1.270%)	6.858(c)	04/20/33	1,000	993,794
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688(c)	07/20/34	3,750	3,708,583
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	1,000	988,670
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.707(c)	07/23/33	3,500	3,469,732
TCW CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	03/18/34	3,000	2,964,274

See Notes to Financial Statements.

PGIM Fixed Income ETFs 251

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas CLO Ltd. (Cayman Islands),
Series 2022-20A, Class A1, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	6.856%(c)	07/20/35	1,500	$1,479,145
Trinitas CLO Ltd. (Bermuda),
Series 2023-22A, Class A1, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	6.923(c)	07/20/36	2,000	1,995,128
Venture CLO Ltd. (Cayman Islands),
Series 2019-36A, Class A1AR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.718(c)	04/20/32	2,500	2,482,013
Wellfleet CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)	6.790(c)	07/15/34	2,500	2,472,500

TOTAL LONG-TERM INVESTMENTS (cost $123,290,831)				123,469,097

			Shares

SHORT-TERM INVESTMENT 4.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $5,633,877)(wj)			5,633,877	5,633,877

TOTAL INVESTMENTS 102.4% (cost $128,924,708)				129,102,974
Liabilities in excess of other assets (2.4)%				(3,018,647)

NET ASSETS 100.0%				$126,084,327

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

See Notes to Financial Statements.

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$123,469,097	$—
Short-Term Investment
Affiliated Mutual Fund	5,633,877	—	—

Total	$5,633,877	$123,469,097	$—

Sector Allocations:

The sector allocations of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Collateralized Loan Obligations	97.9%
Affiliated Mutual Fund	4.5

102.4
Liabilities in excess of other assets	(2.4)

100.0%

See Notes to Financial Statements.

PGIM Fixed Income ETFs 253

PGIM AAA CLO ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $123,290,831)	$123,469,097
Affiliated investments (cost $5,633,877)	5,633,877
Dividends and interest receivable	999,220

Total Assets	130,102,194

Liabilities

Payable for investments purchased	4,000,000
Management fee payable	17,867

Total Liabilities	4,017,867

Net Assets	$126,084,327

Net assets were comprised of:
Common stock, at par	$2,500
Paid-in capital in excess of par	125,139,842
Total distributable earnings (loss)	941,985

Net assets, August 31, 2023	$126,084,327

Net asset value, offering price and redemption price per share. ($126,084,327 ÷ 2,500,000 shares of common stock issued and outstanding)	$50.43

See Notes to Financial Statements.

PGIM AAA CLO ETF

Statement of Operations

For the Period July 19, 2023* through August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$742,367
Affiliated dividend income	38,899

Total income	781,266

Expenses
Management fee	22,240

Net investment income (loss)	759,026

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	4,693
Net change in unrealized appreciation (depreciation) on investments	178,266

Net gain (loss) on investment transactions	182,959

Net Increase (Decrease) In Net Assets Resulting From Operations	$941,985

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 255

PGIM AAA CLO ETF

Statement of Changes in Net Assets

July 19, 2023* through August 31, 2023
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$759,026
Net realized gain (loss) on investment transactions	4,693
Net change in unrealized appreciation (depreciation) on investments	178,266

Net increase (decrease) in net assets resulting from operations	941,985

Fund share transactions
Net proceeds from shares sold (2,500,000 shares)	125,142,342

Total increase (decrease)	126,084,327

Net Assets:

Beginning of period	—

End of period	$126,084,327

*	Commencement of operations.

See Notes to Financial Statements.

PGIM AAA CLO ETF

Financial Highlights

	July 19, 2023(a) through August 31, 2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.39
Net realized and unrealized gain (loss) on investment transactions	0.04
Total from investment operations	0.43
Net asset value, end of period	$50.43
Total Return(c):	0.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$126,084
Average net assets (000)	$99,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19	%(e)
Net investment income (loss)	6.48	%(e)
Portfolio turnover rate(f)	4%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 257

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 100.0%

ASSET-BACKED SECURITIES 20.9%

Collateralized Loan Obligations
AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.745%(c)	12/02/34		250	$248,240
Allegro CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	07/20/32		250	248,040
Barings Euro CLO DAC (Ireland),
Series 2019-01A, Class AR, 144A, 3 Month EURIBOR + 0.960% (Cap N/A, Floor 0.960%)	4.623(c)	04/15/36	EUR	250	264,015
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	7.389(c)	10/20/35		250	250,022
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.778(c)	07/20/34		250	248,000
BlueMountain Fuji Eur CLO DAC (Ireland),
Series 05A, Class B, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	5.213(c)	01/15/33	EUR	250	262,394
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	07/20/34		250	247,500
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.588(c)	04/20/31		249	247,248
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	6.766(c)	10/20/31		250	248,411
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.758(c)	10/20/34		250	247,680
Madison Park Funding Ltd. (Cayman Islands),
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.690(c)	07/17/34		290	287,568
Mountain View CLO Ltd. (Cayman Islands),
Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	0.000(c)	09/14/36		250	250,000
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.610(c)	04/15/34		250	248,109

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Oaktree CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.720%(c)	07/15/34	250	$248,389
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688(c)	10/20/31	250	247,473
PPM CLO Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.772(c)	10/18/34	250	247,118
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.618(c)	04/20/31	245	243,165
Signal Peak CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A, 144A, 3 Month SOFR + 1.532% (Cap N/A, Floor 1.270%)	6.858(c)	04/20/33	250	248,449
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	250	247,167
Trinitas CLO Ltd. (Cayman Islands),
Series 2022-20A, Class A1, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	6.856(c)	07/20/35	250	246,524
Venture CLO Ltd. (Cayman Islands),
Series 2019-36A, Class A1AR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.718(c)	04/20/32	250	248,201

TOTAL ASSET-BACKED SECURITIES
(cost $5,268,067)				5,273,713

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.9%
BANK,
Series 2023-BNK46, Class A21	6.950(cc)	08/15/56	200	205,492
Benchmark Mortgage Trust,
Series 2022-B33, Class A1	2.306	03/15/55	417	389,868
BMO Mortgage Trust,
Series 2023-5C1, Class A3	6.534(cc)	08/15/56	150	154,425
Series 2023-C06, Class A2	6.869(cc)	09/15/56	200	206,048
Series 2023-C06, Class XB, IO	0.348(cc)	09/15/56	6,200	102,693
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)	7.870(c)	09/15/28	50	50,110

See Notes to Financial Statements.

PGIM Fixed Income ETFs 259

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197%	08/15/50	194	$177,003
Commercial Mortgage Trust,
Series 2015-DC01, Class A5	3.350	02/10/48	250	239,186
Series 2016-COR01, Class A4	3.091	10/10/49	250	228,528
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4	3.587	06/10/47	220	216,339
Series 2019-GC40, Class A2	2.971	07/10/52	250	242,586
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A5	4.029	03/10/52	250	224,281
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A4	3.249	02/15/48	300	287,548
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4	3.809	12/15/48	250	235,984
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	273	250,572
Wells Fargo Commercial Mortgage Trust,
Series 2020-C56, Class A1	1.341	06/15/53	305	300,030

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $3,505,628)				3,510,693

CORPORATE BONDS 34.0%

Aerospace & Defense 1.0%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	150	138,397
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	125	124,688

				263,085

Agriculture 0.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	115	98,869

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750%	10/20/28	75	$71,906
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	25	23,574

				95,480

Apparel 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	25	23,373

Auto Manufacturers 1.4%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	6.800	05/12/28	200	199,864
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	1.250	01/08/26	180	161,682

				361,546

Auto Parts & Equipment 0.4%
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	10/01/25	80	78,661
Dana, Inc.,
Sr. Unsec’d. Notes	5.625	06/15/28	25	23,523

				102,184

Banks 9.7%
Bank of America Corp.,
Sr. Unsec’d. Notes	5.202(ff)	04/25/29	315	310,066
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.829(ff)	05/09/27	200	198,050
Citigroup, Inc.,
Sub. Notes	4.450	09/29/27	195	186,402
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	7.146(ff)	07/13/27	150	152,423
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	20,235
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	140	123,538

See Notes to Financial Statements.

PGIM Fixed Income ETFs 261

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)
as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	5.798%(ff)	08/10/26		180	$179,388
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29		10	10,065
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	5.299(ff)	07/24/29		500	497,144
Morgan Stanley,
Sr. Unsec’d. Notes	5.449(ff)	07/20/29		300	298,211
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.812(ff)	06/12/26		85	84,911
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	6.047(ff)	06/08/27		125	124,923
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29		250	248,885

					2,434,241

Building Materials 0.2%
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27		25	22,294
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28		25	23,013

					45,307

Commercial Services 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		25	23,799
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		50	45,924
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		25	23,259
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	100	92,125

					185,107

Computers 0.3%
Leidos, Inc.,
Gtd. Notes	3.625	05/15/25		80	77,081

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.2%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875%	12/15/28	50	$43,667

Diversified Financial Services 0.5%
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	5.875	07/21/28	85	84,074
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27	25	23,994
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	25	20,497

				128,565

Electric 2.4%
American Electric Power Co., Inc.,
Jr. Sub. Notes	5.699	08/15/25	75	75,048
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	50	43,459
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	5.749	09/01/25	130	130,375
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	50	47,300
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	5.150	03/30/26	60	59,057
Southern California Edison Co.,
First Mortgage	4.900	06/01/26	125	124,268
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	50	47,949
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	25	22,034
Gtd. Notes, 144A	5.000	07/31/27	50	47,073

				596,563

See Notes to Financial Statements.

PGIM Fixed Income ETFs 263

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction 1.0%
Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350%	08/18/28		65	$66,111
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	190,165

					256,276

Entertainment 0.9%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	10/15/29		75	65,597
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		25	23,720
Warnermedia Holdings, Inc.,
Gtd. Notes	3.755	03/15/27		160	149,980

					239,297

Foods 0.9%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s
LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28		25	24,878
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		25	24,413
Gtd. Notes	5.250	09/15/27		25	22,139
Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	100	97,604
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		25	24,978
US Foods, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/15/25		25	25,070

					219,082

Gas 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.875	08/20/26		25	23,705

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 0.3%
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375%	02/15/27	50	$43,262
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	25	24,079

				67,341

Home Builders 0.7%
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	25	24,239
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	50	48,313
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	25	23,226
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	25	23,406
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	25	24,566
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	25	23,870

				167,620

Leisure Time 0.3%
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	50	47,001
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	25	23,250

				70,251

Lodging 0.6%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27	75	75,164
MGM Resorts International,
Gtd. Notes	6.750	05/01/25	75	75,119

				150,283

See Notes to Financial Statements.

PGIM Fixed Income ETFs 265

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.1%

Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250%	08/16/28		35	$35,238

Media 1.3%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/27		50	47,013
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.350	09/15/26		80	75,133
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		25	18,680
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		25	25,384
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26		25	22,799
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		50	48,409
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes	3.375	02/28/30	EUR	100	81,170

					318,588

Mining 0.1%

Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26		25	22,641

Oil & Gas 2.3%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.600	06/13/28		150	148,646
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)		75	71,437
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		25	24,449
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		25	24,463
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		30	28,074
Sr. Sec’d. Notes, 144A	5.375	03/30/28		30	27,263
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		25	23,898

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ovintiv, Inc.,
Gtd. Notes	5.650%	05/15/28		90	$89,443
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		50	48,125
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN	4.875	02/21/28	EUR	100	86,302

					572,100

Packaging & Containers 0.4%

Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	5.500	04/15/28		60	58,943
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28		25	22,307
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28		25	24,624

					105,874

Pipelines 2.9%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	01/15/28		50	47,863
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.927	08/15/30		15	15,130
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		70	62,047
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26		160	145,736
ONEOK, Inc.,
Gtd. Notes	4.550	07/15/28		100	95,354
Gtd. Notes	5.650	11/01/28		35	35,059
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	7.500	10/01/25		25	25,102
Targa Resources Corp.,
Gtd. Notes	5.200	07/01/27		125	123,762

See Notes to Financial Statements.

PGIM Fixed Income ETFs 267

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.650%	07/01/26		130	$125,936
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26		70	69,895

					745,884

Real Estate Investment Trusts (REITs) 2.3%

American Tower Corp.,
Sr. Unsec’d. Notes	3.600	01/15/28		70	64,570
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.900	03/15/27		95	88,291
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28		90	87,378
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		25	24,600
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.250	06/01/25		65	63,855
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		25	25,094
Public Storage Operating Co.,
Sr. Unsec’d. Notes	5.125	01/15/29		65	64,893
Realty Income Corp.,
Sr. Unsec’d. Notes	4.700	12/15/28		75	72,768
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26		25	22,370
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28		75	63,101

					576,920

Retail 0.7%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875	01/15/28		25	22,563
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	92	97,477

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625%	12/01/25		25	$24,822
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		25	24,581

					169,443

Software 0.2%

Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28		60	60,167

Telecommunications 0.9%

T-Mobile USA, Inc.,
Gtd. Notes	3.750	04/15/27		115	108,905
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes	4.000	01/31/29	GBP	100	101,049
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		25	18,720

					228,674

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26		75	74,431

TOTAL CORPORATE BONDS (cost $8,627,264)					8,558,883

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.6%

Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.388(c)	03/25/42		100	101,438
Series 2022-R07, Class 1B1, 144A, 30 Day Average SOFR + 6.800% (Cap N/A, Floor 0.000%)	12.096(c)	06/25/42		100	110,636
Series 2023-R01, Class 1M1, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.696(c)	12/25/42		91	92,087

See Notes to Financial Statements.

PGIM Fixed Income ETFs 269

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.688%(c)	02/25/42		100	$99,625

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $404,116)					403,786

SOVEREIGN BONDS 0.8%

Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	5.000	09/27/26	EUR	100	109,108

Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	100	98,830

TOTAL SOVEREIGN BONDS (cost $215,980)					207,938

U.S. TREASURY OBLIGATIONS 28.8%
U.S. Treasury Notes	1.250	12/31/26		1,800	1,623,375
U.S. Treasury Notes	3.000	07/31/24		845	826,813
U.S. Treasury Notes	4.125	01/31/25		2,490	2,454,888
U.S. Treasury Notes(k)	4.625	06/30/25		2,365	2,351,789

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,260,059)					7,256,865

TOTAL LONG-TERM INVESTMENTS (cost $25,281,114)					25,211,878

				Shares

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $348,680)(wj)				348,680	348,680

TOTAL INVESTMENTS 101.4% (cost $25,629,794)					25,560,558
Liabilities in excess of other assets(z) (1.4)%					(362,818)

NET ASSETS 100.0%					$25,197,740

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
16	3 Month SOFR	Mar. 2024	$3,784,000	$(1,026)
44	2 Year U.S. Treasury Notes	Dec. 2023	8,967,406	18,615
1	10 Year U.S. Treasury Notes	Dec. 2023	111,031	195
2	20 Year U.S. Treasury Bonds	Dec. 2023	243,375	2,544

				20,328

Short Positions:
3	5 Year Euro-Bobl	Sep. 2023	377,712	(187)
52	5 Year U.S. Treasury Notes	Dec. 2023	5,559,937	(30,732)
1	10 Year U.K. Gilt	Dec. 2023	121,068	(4,240)
4	10 Year U.S. Ultra Treasury Notes	Dec. 2023	464,438	(4,973)
1	Euro Schatz Index	Sep. 2023	113,987	(79)

				(40,211)

				$(19,883)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 271

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Forward foreign currency exchange contracts outstanding at August 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	JPM	GBP	159	$201,330	$201,301	$—	$(29)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	GSI	GBP	159	$205,455	$201,310	$4,145	$—
Expiring 10/03/23	JPM	GBP	159	201,357	201,326	31	—
Euro,
Expiring 09/05/23	GSI	EUR	532	597,053	576,803	20,250	—
Expiring 09/05/23	JPM	EUR	240	265,049	260,601	4,448	—
Expiring 09/05/23	MSI	EUR	243	266,434	263,040	3,394	—

				$1,535,348	$1,503,080	32,268	—

						$32,268	$(29)

Credit default swap agreement outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	760	4.257%	$27,295	$29,177	$1,882

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at August 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
4,305	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.310%	$—	$1,041	$1,041
2,220	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.310%	—	(1,118)	(1,118)

				$—	$(77)	$(77)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$201,866
JPS	220,000	—

Total	$220,000	$201,866

See Notes to Financial Statements.

PGIM Fixed Income ETFs 273

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$5,273,713	$—
Commercial Mortgage-Backed Securities	—	3,510,693	—
Corporate Bonds	—	8,558,883	—
Residential Mortgage-Backed Securities	—	403,786	—
Sovereign Bonds	—	207,938	—
U.S. Treasury Obligations	—	7,256,865	—
Short-Term Investment
Affiliated Mutual Fund	348,680	—	—

Total	$348,680	$25,211,878	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,354	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	32,268	—
Centrally Cleared Credit Default Swap Agreement	—	1,882	—
Centrally Cleared Interest Rate Swap Agreement	—	1,041	—

Total	$21,354	$35,191	$—

Liabilities
Futures Contracts	$(41,237)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(29)	—
Centrally Cleared Interest Rate Swap Agreement	—	(1,118)	—

Total	$(41,237)	$(1,147)	$—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

U.S. Treasury Obligations	28.8%
Collateralized Loan Obligations	20.9
Commercial Mortgage-Backed Securities	13.9
Banks	9.7
Pipelines	2.9
Electric	2.4
Real Estate Investment Trusts (REITs)	2.3
Oil & Gas	2.3
Residential Mortgage-Backed Securities	1.6
Auto Manufacturers	1.4
Affiliated Mutual Fund	1.4
Media	1.3
Aerospace & Defense	1.0
Engineering & Construction	1.0
Entertainment	0.9
Telecommunications	0.9
Foods	0.9
Sovereign Bonds	0.8
Commercial Services	0.7
Retail	0.7
Home Builders	0.7
Lodging	0.6

Diversified Financial Services	0.5%
Packaging & Containers	0.4
Auto Parts & Equipment	0.4
Agriculture	0.4
Airlines	0.4
Computers	0.3
Trucking & Leasing	0.3
Leisure Time	0.3
Healthcare-Services	0.3
Software	0.2
Building Materials	0.2
Distribution/Wholesale	0.2
Machinery-Diversified	0.1
Gas	0.1
Apparel	0.1
Mining	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Fixed Income ETFs 275

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,882*		—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	32,268		Unrealized depreciation on OTC forward foreign currency exchange contracts	29
Interest rate contracts	Due from/to broker-variation margin futures	21,354	*	Due from/to broker-variation margin futures	41,237	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,041	*	Due from/to broker-variation margin swaps	1,118	*

		$56,545			$42,384

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(7,251)
Interest rate contracts	55,885	—

Total	$55,885	$(7,251)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$1,882
Foreign exchange contracts	—	32,239	—
Interest rate contracts	(19,883)	—	(77)

Total	$(19,883)	$32,239	$1,805

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2023

Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$24,395	$—	$24,395	$—	$24,395
JPM	4,479	(29)	4,450	—	4,450
MSI	3,394	—	3,394	—	3,394

	$32,268	$(29)	$32,239	$—	$32,239

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 277

PGIM Short Duration Multi-Sector Bond ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets
Investments at value:
Unaffiliated investments (cost $25,281,114)	$25,211,878
Affiliated investments (cost $348,680)	348,680
Foreign currency, at value (cost $48)	48
Deposit with broker for centrally cleared/exchange-traded derivatives	220,000
Interest receivable	203,061
Receivable for investments sold	88,329
Unrealized appreciation on OTC forward foreign currency exchange contracts	32,268

Total Assets	26,104,264

Liabilities
Payable for investments purchased	891,775
Management fee payable	8,528
Due to broker—variation margin futures	5,095
Due to broker—variation margin swaps	1,097
Unrealized depreciation on OTC forward foreign currency exchange contracts	29

Total Liabilities	906,524

Net Assets	$25,197,740

Net assets were comprised of:
Common stock, at par	$500
Paid-in capital in excess of par	25,087,634
Total distributable earnings (loss)	109,606

Net assets, August 31, 2023	$25,197,740

Net asset value, offering price and redemption price per share.
($25,197,740 ÷ 500,000 shares of common stock issued and outstanding)	$50.40

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Statement of Operations

For the Period July 19, 2023* through August 31, 2023

Net Investment Income (Loss)
Income
Interest income	$167,824
Affiliated dividend income	6,367

Total income	174,191

Expenses
Management fee	11,822

Net investment income (loss)	162,369

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(47,379)
Futures transactions	55,885
Swap agreement transactions	(7,251)
Foreign currency transactions	2,112

3,367

Net change in unrealized appreciation (depreciation) on:
Investments	(69,236)
Futures	(19,883)
Forward currency contracts	32,239
Swap agreements	1,805
Foreign currencies	(421)

(55,496)

Net gain (loss) on investment and foreign currency transactions	(52,129)

Net Increase (Decrease) In Net Assets Resulting From Operations	$110,240

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 279

PGIM Short Duration Multi-Sector Bond ETF

Statement of Changes in Net Assets

July 19, 2023* through August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,369
Net realized gain (loss) on investment and foreign currency transactions	3,367
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(55,496)

Net increase (decrease) in net assets resulting from operations	110,240

Fund share transactions
Net proceeds from shares sold (500,000 shares)	25,087,500

Total increase (decrease)	25,197,740

Net Assets:
Beginning of period	—

End of period	$25,197,740

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Financial Highlights

	July 19, 2023(a) through August 31, 2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	(c)
Total from investment operations	0.40
Net asset value, end of period	$50.40
Total Return(d):	0.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,198
Average net assets (000)	$25,087
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.40	%(f)
Expenses before waivers and/or expense reimbursement	0.40	%(f)
Net investment income (loss)	5.49	%(f)
Portfolio turnover rate(g)	78%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 281

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF, PGIM Floating Rate Income ETF, PGIM AAA CLO ETF, and PGIM Short Duration Multi-Sector Bond ETF (each a “Fund” and collectively, the “Funds”). All the Funds are classified as diversified funds with the exception of PGIM AAA CLO ETF which is classified as non-diversified for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM Ultra Short Bond ETF	Seeks total return through a combination of current income and capital appreciation, consistent with preservation of capital.
PGIM Active High Yield Bond ETF	Seeks total return through a combination of current income and capital appreciation.
PGIM Active Aggregate Bond ETF	Seeks total return through a combination of current income and capital appreciation.
PGIM Total Return Bond ETF	Seeks total return.
PGIM Floating Rate Income ETF	Seeks to maximize current income with a secondary objective of capital appreciation.
PGIM AAA CLO ETF	Seeks to maximize total return, through a combination of current income and capital appreciation.
PGIM Short Duration Multi-Sector Bond ETF	Seeks to provide total return.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

PGIM Fixed Income ETFs 283

Notes to Financial Statements (continued)

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment

PGIM Fixed Income ETFs 285

Notes to Financial Statements (continued)

transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objective. The Funds used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss

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from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. The Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the

PGIM Fixed Income ETFs 289

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other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Funds, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Funds held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and

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continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to a management agreement with the RIC on behalf of the Funds (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the management agreement relating to each Fund, there is a unitary fee structure for the funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from each Fund’s inception date, to waive any management fees it receives from the Funds (with the exception of PGIM Floating Rate Income ETF, PGIM AAA CLO ETF and PGIM Short Duration Multi-Sector Bond ETF) in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of their excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Funds remain invested or intend to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary Fee Rate
PGIM Ultra Short Bond ETF	0.15%

PGIM Active High Yield Bond ETF	0.53%

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Notes to Financial Statements (continued)

Fund	Unitary Fee Rate
PGIM Active Aggregate Bond ETF	0.19%

PGIM Total Return Bond ETF	0.49%

PGIM Floating Rate Income ETF	0.72%

PGIM AAA CLO ETF	0.19%

PGIM Short Duration Multi-Sector Bond ETF	0.40%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income (and, for the PGIM Ultra Short Bond ETF, PGIM Total Return Bond ETF, PGIM Floating Rate Income ETF, PGIM AAA CLO ETF, and PGIM Short Duration Multi-Sector Bond ETF, PGIM Limited) (the “subadviser”). The Manager pays for the services of the subadviser.

The Bank of New York Mellon (“BNY”) serves as the Custodian, Transfer Agent and Administrative Agent for the Trust. BNY receives compensation from the Manager and is reimbursed for expenses, including custodian, transfer agency and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BNY under the Custodian, Transfer Agency and Service and Administration and Accounting Agreements.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Ultra Short Bond ETF	$2,762,519,560	$714,254,913
PGIM Active High Yield Bond ETF	28,259,779	24,845,701
PGIM Active Aggregate Bond ETF	53,337,972	49,115,811
PGIM Total Return Bond ETF	142,068,146	120,310,020
PGIM Floating Rate Income ETF	127,251,491	94,007,175
PGIM AAA CLO ETF	127,233,722	3,955,383

PGIM Short Duration Multi-Sector Bond ETF	18,012,348	9,409

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2023, is presented as follows:

PGIM Ultra Short Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$—	$2,401,949,977	$2,361,563,956	$ —	$ —	$40,386,021	40,386,021	$3,461,776

PGIM Institutional Money Market Fund(1)(b)(wi)
—	255,885,131	247,647,820	1,624	14,033	8,252,968	8,257,923	69,491	(2)
$—	$2,657,835,108	$2,609,211,776	$1,624	$14,033	$48,638,989		$3,531,267

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Notes to Financial Statements (continued)

PGIM Active High Yield Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$ —	$15,180,117	$13,085,349	$—	$—	$2,094,768	2,094,768	$52,330

PGIM Institutional Money Market Fund(1)(b)(wi)
121,485	902,657	1,024,228	(24)	110	—	—	3,077	(2)
$121,485	$16,082,774	$14,109,577	$(24)	$110	$2,094,768		$55,407

PGIM Active Aggregate Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$6,528,973	$5,972,461	$—	$—	$556,512	556,512	$11,866

PGIM Total Return Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$—	$23,626,898	$23,255,909	$—	$—	$370,989	370,989	$36,448

PGIM Institutional Money Market Fund(1)(b)(wi)
—	347,986	347,976	—	(10)	—	—	63	(2)
$—	$23,974,884	$23,603,885	$—	$(10)	$370,989		$36,511

PGIM Floating Rate Income ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$21,091,847	$17,209,187	$—	$—	$3,882,660	3,882,660	$77,119

PGIM AAA CLO ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$50,974,173	$45,340,296	$—	$—	$5,633,877	5,633,877	$38,899

PGIM Short Duration Multi-Sector Bond ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$28,505,257	$28,156,577	$—	$—	$348,680	348,680	$6,367

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital for the Funds indicated below.

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Notes to Financial Statements (continued)

For the year ended August 31, 2023, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
PGIM Short Duration Multi-Sector Bond ETF (a)	$(634)	$634

(a)	GAAP Reversal

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Ultra Short Bond ETF	$180,412,893	$ —	$—	$180,412,893

PGIM Active High Yield Bond ETF	6,738,650	—	—	6,738,650

PGIM Active Aggregate Bond ETF	1,491,727	—	—	1,491,727

PGIM Total Return Bond ETF	4,335,305	—	—	4,335,305

PGIM Floating Rate Income ETF	4,108,983	31,068	—	4,140,051

PGIM AAA CLO ETF	—	—	—	—

PGIM Short Duration Multi-Sector Bond ETF	—	—	—	—

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Ultra Short Bond ETF	$29,966,721	$ —	$—	$29,966,721

PGIM Active High Yield Bond ETF	5,040,362	180,517	—	5,220,879

PGIM Active Aggregate Bond ETF	1,113,234	—	—	1,113,234

PGIM Total Return Bond ETF	1,146,783	—	—	1,146,783

PGIM Floating Rate Income ETF	163,855	—	—	163,855

PGIM AAA CLO ETF	—	—	—	—

PGIM Short Duration Multi-Sector Bond ETF	—	—	—	—

For the year ended August 31, 2023, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Ultra Short Bond ETF	$24,661,043	$—
PGIM Active High Yield Bond ETF	990,852	—
PGIM Active Aggregate Bond ETF	182,595	—
PGIM Total Return Bond ETF	160,240	—
PGIM Floating Rate Income ETF	810,697	—
PGIM AAA CLO ETF	763,719	—
PGIM Short Duration Multi-Sector Bond ETF	200,572	—

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM Ultra Short Bond ETF	$5,260,380,102	$53,842,879	$(48,969,293)	$4,873,586
PGIM Active High Yield Bond ETF	123,322,948	164,953	(11,646,177)	(11,481,224)
PGIM Active Aggregate Bond ETF	49,638,256	36,310	(5,872,395)	(5,836,085)
PGIM Total Return Bond ETF	109,152,128	150,324	(6,343,659)	(6,193,335)
PGIM Floating Rate Income ETF	71,575,432	379,028	(46,848)	332,180
PGIM AAA CLO ETF	128,924,708	178,266	—	178,266
PGIM Short Duration Multi-Sector Bond ETF	25,630,322	2,923	(78,628)	(75,705)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, straddle loss deferral, amortization of premiums, mark-to-market of futures and forwards contracts, and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Ultra Short Bond ETF	$33,810,000	$—
PGIM Active High Yield Bond ETF	4,635,000	—
PGIM Active Aggregate Bond ETF	2,556,000	—
PGIM Total Return Bond ETF	9,295,000	—
PGIM Short Duration Multi-Sector Bond ETF	14,000	—

The Funds indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (August 31, 2024).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
PGIM Floating Rate Income ETF	$—	$79,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

PGIM Fixed Income ETFs 299

Notes to Financial Statements (continued)

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. except for the PGIM Short Duration Multi-Sector Bond ETF, which lists its shares on the Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”), and since the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 25,000 shares of each Fund.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Ultra Short Bond ETF	2,624,330	2.5%
PGIM Active High Yield Bond ETF	1,526,600	45.9
PGIM Active Aggregate Bond ETF	977,500	93.1
PGIM Total Return Bond ETF	470,000	18.6
PGIM Floating Rate Income ETF	483,500	35.8
PGIM AAA CLO ETF	500,040	20.0
PGIM Short Duration Multi-Sector Bond ETF	495,000	99.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Ultra Short Bond ETF	—	—%
PGIM Active High Yield Bond ETF	1	45.9
PGIM Active Aggregate Bond ETF	1	93.1
PGIM Total Return Bond ETF	1	18.6
PGIM Floating Rate Income ETF	1	35.8
PGIM AAA CLO ETF	1	20.0
PGIM Short Duration Multi-Sector Bond ETF	1	99.0
Unaffiliated:
PGIM Ultra Short Bond ETF	6	62.4
PGIM Active High Yield Bond ETF	3	31.9
PGIM Active Aggregate Bond ETF	—	—
PGIM Total Return Bond ETF	3	63.4
PGIM Floating Rate Income ETF	3	58.1
PGIM AAA CLO ETF	6	66.3
PGIM Short Duration Multi-Sector Bond ETF	—	—

The Funds may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2023, the PGIM Active High Yield Bond ETF had subscriptions in-kind and no redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

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funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA*	Prior SCA**

Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	Tranche A: $1,200,000,000 Tranche B: $125,000,000***	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	The Current SCA did not include PGIM AAA CLO ETF and PGIM Short Duration Multi-Sector Bond ETF.
**	The Prior SCA did not include PGIM AAA CLO ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Total Return Bond ETF and PGIM Floating Rate Income ETF.
***

Only PGIM Floating Rate Income ETF and one other fund are party to, and are allocated commitment fees related to, Tranche B of the SCA, in addition to Tranche A. The other Participating Funds are only party to Tranche A of the SCA.

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 through September 26, 2024 will provide a commitment of $1,325,000,000, of which $1,200,000,000 (“Tranche A”) will be available for all Participating Funds, and of which $125,000,000 (“Tranche B”) will be solely available to the PGIM Floating Rate Income ETF and one other fund (the “Floating Rate Funds”). The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the Tranche A SCA and the commitment fee allocated to the Floating Rate Funds will be 0.15% of the unused portion of the Tranche B SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the year ended August 31, 2023.

9.	Risks of Investing in the Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Ultra Short Bond ETF	PGIM Active High Yield Bond ETF	PGIM Active Aggregate Bond ETF	PGIM Total Return Bond ETF	PGIM Floating Rate Income ETF
Active Trading	–	–	X	X	X
Adjustable and Floating Rate Securities	–	–	–	–	X
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	–	–	–	–	–
Collateralized Loan Obligations	X	–	–	X	–
Covenant-Lite	–	X	–	X	X
Credit	X	X	X	X	X
Currency	–	–	–	X	–
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	–	X	–	–	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	X	X	X	X
ETF Shares Trading	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Floating Rate and Other Loans	–	X	–	X	X
Interest Rate	X	X	X	X	X
Junk Bonds	–	X	–	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Liquidity	–	X	X	X	X
Loan Liquidity and Settlement	–	–	–	–	X
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	X	–	–	–	–
Mortgage-Backed and Asset-Backed Securities	X	X	X	X	–
New/Small Fund	–	–	X	X	X
Non-Diversified Investment Company Risk	–	–	–	–	–
Non-Money Market Fund	X	–	–	–	–
Prepayment	X	–	–	–	–
Reference Rate	X	–	–	X	X
Small Fund	–	X	–	–	–
Structured Products	–	–	X	–	–
U.S. Government and Agency Securities	X	–	X	X	–

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Notes to Financial Statements (continued)

Risks	PGIM Ultra Short Bond ETF	PGIM Active High Yield Bond ETF	PGIM Active Aggregate Bond ETF	PGIM Total Return Bond ETF	PGIM Floating Rate Income ETF
Variable and Floating Rate Bonds	X	–	–	–	–

Risks				PGIM AAA CLO ETF	PGIM Short Duration Multi-Sector Bond ETF
Active Trading				X	X
Adjustable and Floating Rate Securities				–	–
Authorized Participant Concentration				X	X
Cash Transactions				X	X
CLO Manager				X	–
Collateralized Loan Obligations				X	–
Covenant-Lite				X	X
Credit				X	X
Currency				–	X
Debt Obligations				X	X
Derivatives				X	X
Distressed and Defaulted Securities				–	–
Economic and Market Events				X	X
Emerging Markets				X	–
ETF Shares Trading				X	X
Foreign Securities				X	X
Floating Rate and Other Loans				–	X
Interest Rate				X	X
Junk Bonds				–	X
Large Shareholder and Large Scale Redemption				X	X
Liquidity				X	X
Loan Liquidity and Settlement				–	–
Management				X	X
Market Disruption and Geopolitical				X	X
Market				X	X
Money Market Instruments				–	–
Mortgage-Backed and Asset-Backed Securities				–	X
New/Small Fund				X	X
Non-Diversified Investment Company Risk				X	–
Non-Money Market Fund				–	–
Prepayment				–	–
Reference Rate				X	X
Small Fund				–	–
Structured Products				–	–
U.S. Government and Agency Securities				–	X

Risks	PGIM AAA CLO ETF	PGIM Short Duration Multi-Sector Bond ETF
Variable and Floating Rate Bonds	–	–

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk: Unlike certain ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an“in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

CLO Manager Risk: CLO managers may have limited operating histories and may be subject to conflicts of interest, including managing the assets of other clients and other investment vehicles or holding a significant amount of the equity tranches of a CLO or otherwise receiving fees that may incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or

PGIM Fixed Income ETFs 305

Notes to Financial Statements (continued)

performance of the CLO manager, may adversely impact the performance of the CLOs in which the Fund invests.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Distressed and Defaulted Securities Risk: Distressed and defaulted securities are subject to particularly high credit risk, market risk and illiquidity risk. These securities are at a high risk for default, especially during economic downturns, and they are subject to greater volatility than securities of more stable issuers. To the extent that the Fund invests in bankrupt issuers, the Fund may be subject to litigation risks and costs.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

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Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies

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Notes to Financial Statements (continued)

generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Loan Liquidity and Settlement Risk: The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Fund’s Prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or borrow from banks.

The Fund may borrow to meet redemptions and may choose to keep such borrowings outstanding until loans or other portfolio transactions settle or for other extended periods. During the period when borrowings are outstanding, the Fund will incur interest expense. The Fund’s portfolio may also be subject to greater volatility during periods of borrowing,

PGIM Fixed Income ETFs 311

Notes to Financial Statements (continued)

which can have an adverse impact on the Fund’s net asset value. The Fund will be required to maintain specified asset coverage by applicable federal securities laws and the terms of its credit facility with the lender with respect to its borrowings. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the Fund to fail to meet its asset coverage requirements.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the

Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

PGIM Fixed Income ETFs 313

Notes to Financial Statements (continued)

Non-Money Market Fund Risk: The Fund is not a money market fund. The Fund does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds.

Prepayment Risk: The Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) or synthetic version thereof to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Small Fund Risk: When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund may face the risk of being delisted if it does not meet certain conditions of the listing exchange due to small size. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case

PGIM Fixed Income ETFs 315

Notes to Financial Statements (continued)

especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Variable and Floating Rate Bonds Risk: Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. The settlement period for such bonds can be longer than seven days.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF, PGIM Floating Rate Income ETF, PGIM AAA CLO ETF, and PGIM Short Duration Multi-Sector Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF, PGIM Floating Rate Income ETF, PGIM AAA CLO ETF, and PGIM Short Duration Multi-Sector Bond ETF (seven of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein ended on or subsequent to August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Ultra Short Bond ETF PGIM Active High Yield Bond ETF PGIM Active Aggregate Bond ETF	Statements of operations for the year ended August 31, 2023 and statements of changes in net assets for each of the two years in the period ended August 31, 2023

PGIM Total Return Bond ETF	Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for the year ended August 31, 2023 and the period December 2, 2021 (commencement of operations) through August 31, 2022

PGIM Floating Rate Income ETF	Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for the year ended August 31, 2023 and the period May 17, 2022 (commencement of operations) through August 31, 2022

PGIM AAA CLO ETF PGIM Short Duration Multi-Sector Bond ETF	Statements of operations and changes in net assets for the period July 19, 2023 (commencement of operations) through August 31, 2023

The financial statements of PGIM Ultra Short Bond ETF and PGIM Active High Yield Bond ETF as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

PGIM Fixed Income ETFs 317

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended August 31, 2023, the Fund reported the maximum amount allowed per share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Capital Gain Distributions
PGIM Floating Rate Income ETF	$0.03

For the year ended August 31, 2023, the following Funds report the maximum amount allowable but not less than the following percentages as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

IRD
PGIM Ultra Short Bond ETF	85.74%
PGIM Active High Yield Bond ETF	71.72%
PGIM Active Aggregate Bond ETF	89.99%
PGIM Total Return Bond ETF	82.69%
PGIM Floating Rate Income ETF	89.84%

For the year ended August 31, 2023, the following Funds report the maximum amount allowable but not less than the following percentages of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

163(j)
PGIM Ultra Short Bond ETF	73.75%
PGIM Active High Yield Bond ETF	76.98%
PGIM Active Aggregate Bond ETF	93.14%
PGIM Total Return Bond ETF	5.27%
PGIM Floating Rate Income ETF	85.48%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the three below funds qualifies for such deduction.

Federal Obligations Interest
PGIM Active High Yield Bond ETF	1.58%
PGIM Active Aggregate Bond ETF	14.49%
PGIM Total Return Bond ETF	19.51%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Fixed Income ETFs 319

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments, each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

The LRMP Report also noted that given the PGIM Floating Rate Income ETF’s portfolio of investments (that is, more than 50% of the Fund’s assets were classified as less than highly liquid), the Fund maintained a Highly Liquid Investment Minimum (“HLIM”) throughout the Reporting Period.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Fixed Income ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 100

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100

Retired; formerly Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since December 2017

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Fixed Income ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since December 2017

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund, President and Principal Executive Officer (“PEO”) (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since December 2017

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund, Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since December 2017

PGIM Fixed Income ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2017

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; Secretary (since September 2022) of the PGIM Private Credit Fund, Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since December 2017

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since December 2017

PGIM Fixed Income ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (unaudited)

PGIM Ultra Short Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Ultra Short Bond ETF1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Ultra Short Bond ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management agreement and the subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments for the year ended December 31, 2022. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2022. The Board considered that the Fund commenced operations on April 5, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year and three-year periods.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadvisers should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Active High Yield Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active High Yield Bond ETF2 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

2PGIM Active High Yield Bond ETF is a series of PGIM ETF Trust.

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Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages,

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2022. The Board considered that the Fund commenced operations on September 24, 2018 and that longer-term performance was not yet available.

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The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed its benchmark index over the one-year period.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Active Aggregate Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active Aggregate Bond ETF3 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM

3PGIM Active Aggregate Bond ETF is a series of PGIM ETF Trust.

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Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

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Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the three-month period ended December 31, 2022. The Board considered that the Fund commenced operations on April 12, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.

●	The Board also noted that the Fund outperformed its peer group average and benchmark index in the first quarter of 2023.

●	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to a contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Total Return Bond ETF4 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

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Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

4PGIM Total Return Bond ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because

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comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the three-month period ended December 31, 2022. The Board considered that the Fund commenced operations on December 2, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.

●	The Board also considered that the Fund outperformed its peer group average and benchmark index in the first quarter of 2023.

●	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

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●

The Board and PGIM Investments agreed to a contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Floating Rate Income ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Floating Rate Income ETF5 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered

5 PGIM Floating Rate Income ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund

Visit our website at pgim.com/investments

policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the three-month period ended December 31, 2022. The Board considered that the Fund commenced operations on May 17, 2022 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed

Visit our website at pgim.com/investments

the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	Latest Quarter	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-month period ended December 31, 2022.

●	The Board noted that the Fund does not yet have a one-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM AAA CLO ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM Inc. (PGIM), through its PGIM Fixed Income division, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, to serve as the subadviser (together, the Subadviser) with respect to the PGIM AAA CLO ETF (the Fund). The Board, including all of the Independent Trustees, met on April 27, 2023 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of the officers of the Trust and Trustees of the Trust who are affiliated persons of the Manager or Subadviser.

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The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Manager had personnel with experience in the management of exchanged-traded funds. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board noted that sleeves of funds and separately managed accounts were managed by the Subadviser that utilize a substantially similar investment strategy. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed unitary management fee rate (i.e, total expense ratio) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the first quartile. The Board also considered the Manager’s assertion that it expected to incur a subsidy cost to support the unitary fee.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

* * *

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After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Short Duration Multi-Sector Bond ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM Inc. (PGIM), through its PGIM Fixed Income division, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, to serve as the subadviser (together, the Subadviser) with respect to the PGIM Short Duration Multi-Sector Bond ETF (the Fund). The Board, including all of the Independent Trustees, met on April 27, 2023 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of the officers of the Trust and Trustees of the Trust who are affiliated persons of the Manager or Subadviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Manager had personnel with experience in the management of exchanged-traded funds. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the

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Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board reviewed the performance information of a mutual fund advised by the Manager and subadvised by the Subadviser that utilizes the same investment strategy. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed unitary management fee rate (i.e., total expense ratio) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the third quartile. The Board discussed the potential differences in strategies of the funds comprising the Lipper 15(c) Peer Group and the comparative value of such peers. The Board also considered the Manager’s assertion that it expected to incur a subsidy cost to support the unitary fee.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Board noted that it would review such information in connection with future annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

***

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN/TRANSFER AGENT	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Fixed Income ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FIXED INCOME ETFS

Fund	Ticker Symbol

PGIM Ultra Short Bond ETF	PULS

PGIM Active High Yield Bond ETF	PHYL

PGIM Active Aggregate Bond ETF	PAB

PGIM Total Return Bond ETF	PTRB

PGIM Floating Rate Income ETF	PFRL

PGIM AAA CLO ETF	PAAA

PGIM Short Duration Multi-Sector Bond ETF	PSDM

ETF1000E

PGIM JENNISON ETFs

PGIM Jennison Focused Growth ETF (PJFG)

PGIM Jennison Focused Value ETF (PJFV)

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison ETFs informative and useful. The report covers performance for the period from the Fund’s inception on December 12, 2022 through August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison ETFs

October 16, 2023

PGIM Jennison ETFs 3

PGIM Jennison Focused Growth ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/23* Since Inception (%)

Net Asset Value (NAV)	31.38 (12/12/2022)

Market Price**	31.40 (12/12/2022)

Russell 1000® Growth Index
22.05

*Not annualized

**The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (December 12, 2022) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on December 12, 2022, while the Index assumes that the initial investment occurred on November 30, 2022. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison ETFs 5

PGIM Jennison Focused Growth ETF

Your Fund’s Performance (continued)

Benchmark Definition

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/23

Ten Largest Holdings	Line of Business	% of Net Assets

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	10.9%

Microsoft Corp.	Software	9.1%

Amazon.com, Inc.	Broadline Retail	7.9%

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.2%

Mastercard, Inc. (Class A Stock)	Financial Services	5.3%

Tesla, Inc.	Automobiles	4.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.6%

Eli Lilly & Co.	Pharmaceuticals	4.2%

MercadoLibre, Inc. (Brazil)	Broadline Retail	3.9%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	3.9%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth ETF (the Fund) returned 31.38%, based on net asset value (NAV), in the reporting period from the Fund’s inception on December 12, 2022, through August 31, 2023, outperforming the 22.05% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

•

At the start of the period, investors remained uncertain about inflationary pressures and US Federal Reserve (Fed) policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead.

•

In the first eight months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations. Growth companies, led by technology, rose sharply.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

What worked?

•

Both security selection and sector weightings added value relative to the Index during the reporting period. Stock selection in information technology, healthcare, and consumer staples contributed the most to relative performance.

•

Individual positions within information technology were especially strong contributors to the Fund’s absolute performance, as select companies posted robust gains in 2023 following a rough second half of 2022. The rebound reflected both the depressed nature of valuations when 2023 began and the first signs of upgrades to near-and medium-term revenue and profit expectations from company managements. Top technology performers included Nvidia Corp., Microsoft Inc., and Apple Inc.

•

Nvidia shares rose on the company’s growth opportunity as a leader in advanced computer chips that support AI development. As the period progressed, Nvidia enjoyed tremendous demand for accelerated computing and generative AI equipment. In Jennison’s view, supply should sustain revenue growth well into 2024.

PGIM Jennison ETFs 7

Strategy and Performance Overview* (continued)

•

Enterprise software company Microsoft continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave, given the company’s plans to incorporate AI into existing products, thereby increasing revenue potential.

•	Apple shares rose as the company continued to demonstrate the power of its ecosystem, which includes 2 billion iPhones.

•	Other top performers included consumer discretionary holdings Amazon.com Inc. and MercadoLibre Inc.

•

Online retailer and services provider Amazon continued to produce strong financial results due to stable e-commerce demand and robust growth in advertising. In addition, Jennison believes there are signs that Amazon Web Services (AWS) growth should reaccelerate into the latter part of 2023, with longer-term opportunities presented by generative AI.

•

Shares in MercadoLibre, the leader in online commerce and payments ecosystems in Latin America, benefited from the company’s strong competitive position, opportunities for margin expansion, and excellent management team focused on delivering sustainable and profitable growth. The company continues to gain market share, which supports strong top-line growth, as does the breadth of its product line and impressive level of customer engagement.

What didn’t work?

•

From a sector perspective, stock selection within the communication services sector, along with an overweight in healthcare and underweight in information technology (due to less-than-Index exposure to Apple and Microsoft) were the most significant detractors from relative results.

•	Three of the most significant individual detractors during the period included healthcare holdings UnitedHealth Group Inc., Thermo Fisher Scientific Inc., and DexCom Inc.

•

Shares in UnitedHealth Group declined in part due to the market rotation out of healthcare, and in part because of Medicare audit and reimbursement rate announcements that were slightly less favorable than expected.

•

Thermo Fisher Scientific provides analytical instruments, equipment, consumables, software, and services to the life sciences, healthcare, and industrial, environmental, and safety industries. The position was eliminated on concerns of a slowing macro economic environment, which is causing the company to reduce costs.

•

DexCom makes continuous glucose monitoring (CGM) systems that eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. The company’s valuation was pressured by concerns that recently launched drugs from major pharmaceutical companies have the potential to limit future demand for glucose monitoring.

8 Visit our website at pgim.com/investments

•	Other significant detractors included Adyen N.V. (financials) and SBA Communications Corp. (real estate).

•

Shares in payments platform operator Adyen declined as the company saw dramatic deceleration in revenue growth, mostly concentrated in its US online channel. While e-commerce is growing globally, it is increasingly difficult to know who the ultimate winners will be. Accordingly, the position was eliminated near the end of the reporting period.

•

Shares of telecommunication real estate investment trust (REIT) SBA Communications fell due in part to a market rotation away from the more defensive stocks within the secular growth ecosystem. Jennison sold the Fund’s position during the reporting period in favor of more attractive valuation opportunities within the faster-growing areas of technology disruption and innovation, especially among companies with longer-duration business models.

Current outlook

•	As of August 31, 2023, the Fund’s largest sector overweight relative to the Index was in consumer discretionary, and its largest underweights were in industrials and information technology.

•

The US economy stands in better shape than Jennison anticipated when 2023 began. Robust employment has sustained consumer spending at a solid pace. Consumer confidence currently reflects optimism in the near term despite announced work force reductions, interest rates at the highest levels in over a decade, and reduced credit availability in the financial system. It therefore seems likely that the slope of the economy’s slowing trajectory will remain shallower than previously feared while employment remains healthy.

•	Inflationary pressures, while still evident, will likely continue to moderate.

•

Trends in technology spending, which weakened earlier last year, have begun to stabilize. A combination of easing year-over-year comparisons and the priority of digital transformation, with an emerging impetus from AI, increasingly suggest a rebound in spending and a return to longer-term investment trends moving toward the end of 2023. The strong rebound in the prices of select technology shares year-to-date reflects both the depressed nature of valuations when 2023 began, and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements—a trend Jennison believes will gather pace in the coming quarters.

•

Jennison expects to see generative AI use cases and applications spread from technology providers and developers to a wide variety of industries and companies that use these tools to increase competitive positioning through improved time to market, streamlined customer service, and accelerated efforts to harness data in increasingly sophisticated ways.

PGIM Jennison ETFs 9

Strategy and Performance Overview* (continued)

•	Jennison continues to invest in a broadly diversified portfolio of companies that appear positioned to outpace the market averages in growing revenue and earnings over the investment time horizon.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10 Visit our website at pgim.com/investments

PGIM Jennison Focused Value ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/23* Since Inception (%)

Net Asset Value (NAV)	7.64 (12/12/2022)

Market Price**	7.65 (12/12/2022)

Russell 1000 Value Index

1.61

*Not annualized

**The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Jennison ETFs 11

PGIM Jennison Focused Value ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (December 12, 2022) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on December 12, 2022, while the Index assumes that the initial investment occurred on November 30, 2022. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

12 Visit our website at pgim.com/investments

Benchmark Definition

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/23

Ten Largest Holdings	Line of Business	% of Net Assets

Walmart, Inc.	Consumer Staples Distribution & Retail	5.9%

Hess Corp.	Oil, Gas & Consumable Fuels	5.6%

Eli Lilly & Co.	Pharmaceuticals	4.9%

Chubb Ltd.	Insurance	4.2%

AstraZeneca plc (United Kingdom), ADR	Pharmaceuticals	4.2%

Linde plc	Chemicals	4.1%

Microsoft Corp.	Software	4.1%

JPMorgan Chase &Co.	Banks	3.8%

Schlumberger NV	Energy Equipment & Services	3.6%

Union Pacific Corp.	Ground Transportation	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison ETFs 13

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Focused Value ETF returned 7.64%, based on net asset value, in the reporting period from the Fund’s inception on December 12, 2022, through August 31, 2023, outperforming the 1.61% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

In June 2022, prior to the start of the reporting period, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

The investment backdrop for stocks during the period can be divided into two sections. In the last four months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform as they had earlier in 2022.

•

In the first eight months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations. Value stocks generally advanced, but significantly underperformed growth stocks, which rose sharply, largely due to the rebound of technology stocks.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for mega-cap technology companies, such as Alphabet Inc., Meta Platforms Inc., and Microsoft Corp., supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

•

Within the Index, the communication services, information technology, industrials, and energy sectors saw the largest gains during the period. The consumer discretionary, materials, financials, and real estate sectors also advanced, but underperformed the Index, while the utilities, health care, and consumer staples sectors lost ground.

What worked?

•	In aggregate, both security selection and sector weightings contributed positively to relative performance during the period.

14 Visit our website at pgim.com/investments

•	Stock selection within the information technology, health care, consumer staples, communication services, and materials sectors bolstered relative results.

•	An overweight in information technology and an underweight in real estate, each relative to the Index, also benefited relative performance.

•	Key positive portfolio contributors included Eli Lilly and Co., Meta Platforms, Microsoft, Broadcom Inc., and Salesforce Inc.

•

Shares of Eli Lilly rose on the strong performance of diabetes/obesity treatments Mounjaro and Trulicity, which remain tremendous opportunities for the company. As of August 31, 2023, the Mounjaro launch is the strongest for any diabetes drug ever. While Alzheimer’s disease has been a tough market for drug developers, Lilly has received breakthrough designation from the US Food and Drug Administration for donanemab and is one of four companies with Phase 3 clinical data expected over the next 12 months. Lilly has also established franchises in dermatology, immunology, and oncology that are starting to add meaningfully to growth. Given the company’s proven history of strong commercial execution and one of the highest research and development success rates in the industry, Jennison sees opportunity for continued success.

•

Social media company Meta Platforms’ results improved in the second half of the period, as advertising revenues proved better than expected, and the company’s cost rationalization (mainly headcount) and focus on better profitability metrics and free cash flows appeared to bear fruit. The business model continues to post solid profit margins and free cash flow metrics.

•

Enterprise software and cloud computing services provider Microsoft continued to gain share across multiple product lines while having the advantage of being very well positioned for the AI wave as concept transitions into recognized revenue.

•

Broadcom shares recovered after hitting a low point in October 2022. The company has exhibited consistent earnings growth in the mid-teens, with some key business lines—including semiconductors, networking, and storage—seeing growth exceeding 25% of late. Jennison regards Broadcom as a high-quality, global technology leader. The company provides a dividend yield of 2.8%, which is expected to approach 4% by 2024.

•

One of the largest technology companies in the world. Salesforce is a leader in cloud-based software and other related applications, providing customer relationship management (CRM) software and applications focused on sales, customer service, marketing automation, analytics, and application development. The company reported solid results during the period, indicating strong customer demand for its products. Jennison believes the company will continue to execute on a solid business foundation.

PGIM Jennison ETFs 15

Strategy and Performance Overview* (continued)

What didn’t work?

•	Stock selection within the financials, industrials, and consumer discretionary sectors detracted notably from relative return.

•	An underweight in communication services relative to the Index also detracted.

•	Key negative contributors to relative performance included Bristol-Myers Squibb Co., MetLife Inc., PNC Financial Services Group Inc., Truist Financial Corp., and Chubb Ltd.

•

Bristol-Myers Squibb is a leader in the development of immuno-oncology, an approach that leverages a patient’s own immune system to attack tumors. The stock declined in the period as investors rotated away from defensive, large pharmaceutical companies lacking significant diabetes/weight loss franchises. Jennison continues to hold the Fund’s position given the company’s attractive earnings trajectory and valuation.

•

Insurer MetLife (Met) is a recognized global leader in protection planning and retirement and savings solutions, with a presence in more than 40 markets established through organic growth, acquisitions, joint ventures, and other partnerships. Its scale makes it one of the most profitable companies in the insurance space. The company regularly reports solid, high-single-digit earnings growth. While the stock underperformed during the period on concerns regarding the quality of private equity and real estate assets on Met’s books, Jennison does not believe these concerns reflect the long-term quality of the business and its fundamentals.

•

One of the largest diversified financial services company in the US, PNC Financial Services Group is a well-managed commercial and retail bank with solid capitalization, diversified funding sources, and well-regarded senior leadership and risk management infrastructure. Despite these strengths, shares in the the bank sold off during the period due to industry-wide concerns related to the failures of a few regional banks in March and April 2023. Jennison believes that the sell-off was not merited, as PNC does not have a liquidity issue and mostly gained deposits as depositors left smaller banks. As of the end of the period, the deposit and liquidity concerns have subsided.

•

Truist Financial, the sixth largest US bank by assets, operates as a financial holding company. Its traditional banking business serves individuals, businesses, and municipalities within several Southeastern and Mid-Atlantic markets. The company also operates nationally through its insurance brokerage, investment banking, mortgage banking, specialty finance, and digital lending verticals. Truist shares were negatively impacted by the regional bank failures mentioned above. In Jennison’s view, the resulting negative sentiment did not reflect Truist’s liquidity and solid fundamentals. Jennison has maintained the Fund’s position.

•

The largest publicly traded property and casualty company in the world, Chubb provides insurance products in 55 countries, covering property and casualty, accident and health, reinsurance, and life insurance. The company regularly

16 Visit our website at pgim.com/investments

reports earnings growth in the 10% range, and holds over $4 billion in cash on the balance sheet, with dividend increases and ongoing stock buybacks expected over the course of the next year. Pricing trends remain solid, and Chubb’s scale make it one of the highest-quality companies in the space. While the stock gave up earlier gains in the latter part of the period on concerns regarding the quality of private equity and real estate assets on Chubb’s books, Jennison does not believe these concerns reflect the long-term quality of the business and its fundamentals.

•

The most significant positions eliminated from the Fund during the period included oil and gas exploration and production company ConocoPhillips, electric utility Ameren Corp., and clean energy utility NextEra Energy Inc.

Current outlook

•

The US economy stands in better shape than the consensus anticipated when 2023 began. Robust employment has sustained consumer spending at a solid pace. Consumer confidence currently reflects optimism in the near term despite announced workforce reductions, interest rates at the highest levels in over a decade, and reduced credit availability in the financial system. It therefore seems likely that the slope of the economy’s slowing trajectory will remain shallower than previously feared while employment remains healthy.

•

Inflationary pressures, while still evident, will likely continue to moderate. Jennison expects further increases in interest rates, though evidence leans toward the bulk of the rate increases being behind the US for this cycle.

•

Trends in technology spending, which weakened earlier last year, have begun to stabilize. A combination of easing year-over-year comparisons and the priority of digital transformation, with an emerging impetus from AI, increasingly suggest a rebound in spending and a return to longer-term investment trends moving toward year end. The strong rebound in the prices of select technology shares year-to-date reflects both the depressed nature of valuations when 2023 began and the first signs of upgrades to near-and medium-term revenue and profit expectations from company managements—a trend Jennison believes will gather pace in the coming quarters.

•

Jennison expects to see generative AI use cases and applications spread from technology providers and developers to a wide variety of industries and companies that use these tools to increase competitive positioning through improved time to market, streamlined customer service, and accelerated efforts to harness data in increasingly sophisticated ways.

•

Jennison continues to invest in a broadly diversified portfolio of companies that appear best positioned to outpace the market averages in growing revenue, free cash flows, and earnings over the long term. As of August 31, 2023, the Fund’s largest overweight position relative to the Index was in information technology and its largest underweight was in real estate.

PGIM Jennison ETFs 17

Strategy and Performance Overview* (continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

18 Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison ETFs 19

Fees and Expenses (continued)

PGIM Jennison Focused Growth ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,267.40	0.75%	$4.29

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

PGIM Jennison Focused Value ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,102.30	0.75%	$3.97

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which each Fund may invest.

20 Visit our website at pgim.com/investments

Glossary

The following abbreviations are used in the Funds’ descriptions:

ADR—American Depositary Receipt

21

PGIM Jennison Focused Growth ETF

Schedule of Investments

as of August 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.8%

COMMON STOCKS

Automobile Components 1.1%
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	17,753	$630,409

Automobiles 4.9%
Tesla, Inc.*	10,795	2,785,974

Biotechnology 1.3%
Vertex Pharmaceuticals, Inc.*	2,234	778,192

Broadline Retail 11.8%
Amazon.com, Inc.*	32,537	4,490,431
MercadoLibre, Inc. (Brazil)*	1,638	2,247,926

		6,738,357

Consumer Staples Distribution & Retail 3.5%
Costco Wholesale Corp.	3,676	2,019,153

Entertainment 2.0%
Netflix, Inc.*	2,637	1,143,614

Financial Services 5.3%
Mastercard, Inc. (Class A Stock)	7,359	3,036,618

Health Care Equipment & Supplies 1.7%
Dexcom, Inc.*	3,972	401,092
Intuitive Surgical, Inc.*	1,948	609,101

		1,010,193

Health Care Providers & Services 1.0%
UnitedHealth Group, Inc.	1,193	568,560

Hotels, Restaurants & Leisure 1.6%
Airbnb, Inc. (Class A Stock)*	6,835	899,144

Interactive Media & Services 8.5%
Alphabet, Inc. (Class A Stock)*	19,316	2,630,260
Meta Platforms, Inc. (Class A Stock)*	7,498	2,218,583

		4,848,843

See Notes to Financial Statements.
22

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.2%
MongoDB, Inc.*	1,360	$518,568
Snowflake, Inc. (Class A Stock)*	4,733	742,371

		1,260,939

Personal Care Products 2.1%
L’Oreal SA (France), ADR	13,535	1,189,185

Pharmaceuticals 8.1%
AstraZeneca PLC (United Kingdom), ADR	11,433	775,386
Eli Lilly & Co.	4,333	2,401,349
Novo Nordisk A/S (Denmark), ADR	7,726	1,434,100

		4,610,835

Semiconductors & Semiconductor Equipment 16.5%
Advanced Micro Devices, Inc.*	19,123	2,021,683
ASML Holding NV (Netherlands)	1,756	1,159,891
NVIDIA Corp.	12,642	6,239,459

		9,421,033

Software 13.2%
Cadence Design Systems, Inc.*	5,501	1,322,660
Crowdstrike Holdings, Inc. (Class A Stock)*	2,333	380,349
Microsoft Corp.	15,894	5,209,418
Palo Alto Networks, Inc.*	2,670	649,611

		7,562,038

Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	18,768	3,525,944

Textiles, Apparel & Luxury Goods 6.8%
Lululemon Athletica, Inc.*	3,887	1,481,958

See Notes to Financial Statements.

PGIM Jennison ETFs 23

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
LVMH Moet Hennessy Louis Vuitton SE (France), ADR	11,139	$1,885,610
NIKE, Inc. (Class B Stock)	5,047	513,330

		3,880,898

TOTAL LONG-TERM INVESTMENTS (cost $42,570,206)		55,909,929

SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wi)	1,218,101	1,218,101
PGIM Institutional Money Market Fund (cost $343,553; includes $341,864 of cash collateral for securities on loan)(b)(wi)	343,766	343,559

TOTAL SHORT-TERM INVESTMENTS (cost $1,561,654)		1,561,660

TOTAL INVESTMENTS 100.6% (cost $44,131,860)		57,471,589
Liabilities in excess of other assets (0.6)%		(321,953)

NET ASSETS 100.0%		$57,149,636

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $342,139; cash collateral of $341,864 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.
24

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobile Components	$630,409	$—	$—
Automobiles	2,785,974	—	—
Biotechnology	778,192	—	—
Broadline Retail	6,738,357	—	—
Consumer Staples Distribution & Retail	2,019,153	—	—
Entertainment	1,143,614	—	—
Financial Services	3,036,618	—	—
Health Care Equipment & Supplies	1,010,193	—	—
Health Care Providers & Services	568,560	—	—
Hotels, Restaurants & Leisure	899,144	—	—
Interactive Media & Services	4,848,843	—	—
IT Services	1,260,939	—	—
Personal Care Products	1,189,185	—	—
Pharmaceuticals	4,610,835	—	—
Semiconductors & Semiconductor Equipment	9,421,033	—	—
Software	7,562,038	—	—
Technology Hardware, Storage & Peripherals	3,525,944	—	—
Textiles, Apparel & Luxury Goods	3,880,898	—	—
Short-Term Investments
Affiliated Mutual Funds	1,561,660	—	—

Total	$57,471,589	$—	$—

See Notes to Financial Statements.

PGIM Jennison ETFs 25

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Semiconductors & Semiconductor Equipment	16.5%
Software	13.2
Broadline Retail	11.8
Interactive Media & Services	8.5
Pharmaceuticals	8.1
Textiles, Apparel & Luxury Goods	6.8
Technology Hardware, Storage & Peripherals	6.2
Financial Services	5.3
Automobiles	4.9
Consumer Staples Distribution & Retail	3.5
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	2.8
IT Services	2.2

Personal Care Products	2.1%
Entertainment	2.0
Health Care Equipment & Supplies	1.7
Hotels, Restaurants & Leisure	1.6
Biotechnology	1.3
Automobile Components	1.1
Health Care Providers & Services	1.0

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$342,139	$(341,864)	$275

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.
26

PGIM Jennison Focused Growth ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value, including securities on loan of $342,139:
Unaffiliated investments (cost $42,570,206)	$55,909,929
Affiliated investments (cost $1,561,654)	1,561,660

Dividends receivable	30,100
Receivable for investments sold	20,601
Tax reclaim receivable	6,459

Total Assets	57,528,749

Liabilities
Payable to broker for collateral for securities on loan	341,864
Management fee payable	35,445
Other liabilities	1,804

Total Liabilities	379,113

Net Assets	$57,149,636

Net assets were comprised of:
Common stock, at par	$870
Paid-in capital in excess of par	44,415,501
Total distributable earnings (loss)	12,733,265

Net assets, August 31, 2023	$57,149,636

Net asset value, offering price and redemption price per share. ($57,149,636 ÷ 870,000 shares of common stock issued and outstanding)	$65.69

See Notes to Financial Statements.

PGIM Jennison ETFs 27

PGIM Jennison Focused Growth ETF

Statement of Operations

For the Period December 12, 2022* through August 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $10,800 foreign withholding tax)	$167,583
Affiliated dividend income	16,708
Income from securities lending, net (including affiliated income of $5,633)	6,826

Total income	191,117

Expenses
Management fee	238,614

Net investment income (loss)	(47,497)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(179))	(561,315)
In-kind redemptions	763,711

202,396

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $6)	13,339,729

Net gain (loss) on investment transactions	13,542,125

Net Increase (Decrease) In Net Assets Resulting From Operations	$13,494,628

*	Commencement of operations.

See Notes to Financial Statements.
28

PGIM Jennison Focused Growth ETF

Statement of Changes in Net Assets

December 12, 2022* through August 31, 2023

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(47,497)
Net realized gain (loss) on investment and in-kind redemptions transactions	202,396
Net change in unrealized appreciation (depreciation) on investments	13,339,729

Net increase (decrease) in net assets resulting from operations	13,494,628

Fund share transactions
Net proceeds from shares sold (200,000 shares)	10,005,000
Shares sold in-kind (750,000 shares)	38,676,326
Shares redeemed in-kind (80,000 shares)	(5,026,318)

Net increase (decrease) in net assets from Fund share transactions	43,655,008

Total increase (decrease)	57,149,636

Net Assets:
Beginning of period	—

End of period	$57,149,636

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison ETFs 29

PGIM Jennison Focused Growth ETF

Financial Highlights

December 12, 2022(a)
through August 31,
2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	15.75
Total from investment operations	15.69
Net asset value, end of period	$65.69
Total Return(c):	31.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$57,150
Average net assets (000)	$44,323
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%(e)
Expenses before waivers and/or expense reimbursement	0.75%(e)
Net investment income (loss)	(0.15)%(e)
Portfolio turnover rate(f)	32%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
30

PGIM Jennison Focused Value ETF

Schedule of Investments

as of August 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.8%

COMMON STOCKS

Aerospace & Defense 3.1%
Airbus SE (France), ADR	9,619	$352,729

Automobile Components 1.6%
Aptiv PLC*	1,741	176,624

Automobiles 1.6%
General Motors Co.	5,458	182,898

Banks 9.5%
Bank of America Corp.	8,670	248,569
JPMorgan Chase & Co.	2,916	426,698
PNC Financial Services Group, Inc. (The)	1,556	187,856
Truist Financial Corp.	6,710	204,991

		1,068,114

Biotechnology 2.6%
AbbVie, Inc.	1,962	288,336

Building Products 2.5%
Johnson Controls International PLC	4,708	278,054

Capital Markets 4.4%
Blackstone, Inc.	1,710	181,893
Goldman Sachs Group, Inc. (The)	965	316,240

		498,133

Chemicals 4.1%
Linde PLC	1,208	467,544

Consumer Staples Distribution & Retail 5.9%
Walmart, Inc.	4,074	662,473

Electric Utilities 2.0%
PG&E Corp.*	13,499	220,034

Energy Equipment & Services 3.6%
Schlumberger NV	6,966	410,715

See Notes to Financial Statements.

PGIM Jennison ETFs 31

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Ground Transportation 3.6%
Union Pacific Corp.	1,834	$404,525

Hotels, Restaurants & Leisure 2.7%
McDonald’s Corp.	1,066	299,706

Industrial Conglomerates 1.5%
General Electric Co.	1,522	174,208

Insurance 7.7%
Chubb Ltd.	2,372	476,464
MetLife, Inc.	6,275	397,458

		873,922

Interactive Media & Services 4.8%
Alphabet, Inc. (Class A Stock)*	1,340	182,468
Meta Platforms, Inc. (Class A Stock)*	1,227	363,057

		545,525

Machinery 0.7%
Deere & Co.	198	81,366

Multi-Utilities 1.7%
CenterPoint Energy, Inc.	6,914	192,831

Oil, Gas & Consumable Fuels 5.6%
Hess Corp.	4,094	632,523

Pharmaceuticals 12.0%
AstraZeneca PLC (United Kingdom), ADR	7,024	476,368
Bristol-Myers Squibb Co.	5,214	321,443
Eli Lilly & Co.	1,004	556,417

		1,354,228

Semiconductors & Semiconductor Equipment 8.0%
Advanced Micro Devices, Inc.*	1,633	172,641
Broadcom, Inc.	336	310,091

See Notes to Financial Statements.
32

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Lam Research Corp.	301	$211,422
NXP Semiconductors NV (China)	998	205,309

		899,463

Software 6.4%
Microsoft Corp.	1,405	460,503
Salesforce, Inc.*	1,201	265,973

		726,476

Technology Hardware, Storage & Peripherals 2.2%
Dell Technologies, Inc. (Class C Stock)	4,459	250,774

TOTAL LONG-TERM INVESTMENTS (cost $10,313,278)		11,041,201

SHORT-TERM INVESTMENT 2.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $229,067)(wj)	229,067	229,067

TOTAL INVESTMENTS 99.8% (cost $10,542,345)		11,270,268
Other assets in excess of liabilities 0.2%		18,496

NET ASSETS 100.0%		$11,288,764

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.
PGIM Jennison ETFs 33

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2023

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$352,729	$—	$—
Automobile Components	176,624	—	—
Automobiles	182,898	—	—
Banks	1,068,114	—	—
Biotechnology	288,336	—	—
Building Products	278,054	—	—
Capital Markets	498,133	—	—
Chemicals	467,544	—	—
Consumer Staples Distribution & Retail	662,473	—	—
Electric Utilities	220,034	—	—
Energy Equipment & Services	410,715	—	—
Ground Transportation	404,525	—	—
Hotels, Restaurants & Leisure	299,706	—	—
Industrial Conglomerates	174,208	—	—
Insurance	873,922	—	—
Interactive Media & Services	545,525	—	—
Machinery	81,366	—	—
Multi-Utilities.	192,831	—	—
Oil, Gas & Consumable Fuels	632,523	—	—
Pharmaceuticals	1,354,228	—	—
Semiconductors & Semiconductor Equipment	899,463	—	—
Software	726,476	—	—
Technology Hardware, Storage & Peripherals	250,774	—	—
Short-Term Investment
Affiliated Mutual Fund	229,067	—	—

Total	$11,270,268	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Pharmaceuticals	12.0%
Banks	9.5
Semiconductors & Semiconductor Equipment	8.0
Insurance	7.7
Software	6.4

Consumer Staples Distribution & Retail	5.9%
Oil, Gas & Consumable Fuels	5.6
Interactive Media & Services	4.8
Capital Markets	4.4
Chemicals	4.1

See Notes to Financial Statements.
34

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification (continued):

Energy Equipment & Services	3.6%
Ground Transportation	3.6
Aerospace & Defense	3.1
Hotels, Restaurants & Leisure	2.7
Biotechnology	2.6
Building Products	2.5
Technology Hardware, Storage & Peripherals	2.2
Affiliated Mutual Fund	2.0
Electric Utilities	2.0
Multi-Utilities	1.7

Automobiles	1.6%
Automobile Components	1.6
Industrial Conglomerates	1.5
Machinery	0.7

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.
PGIM Jennison ETFs 35

PGIM Jennison Focused Value ETF

Statement of Assets & Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $10,313,278)	$11,041,201
Affiliated investments (cost $229,067)	229,067
Dividends receivable	25,664

Total Assets	11,295,932

Liabilities

Management fee payable	7,168

Net Assets	$11,288,764

Net assets were comprised of:
Common stock, at par	$210
Paid-in capital in excess of par	10,578,364
Total distributable earnings (loss)	710,190

Net assets, August 31, 2023	$11,288,764

Net asset value, offering price and redemption price per share, ($11,288,764 ÷ 210,000 shares of common stock issued and outstanding)	$53.76

See Notes to Financial Statements.
36

PGIM Jennison Focused Value ETF

Statement of Operations

For the Period December 12, 2022* through August 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $ 1,175 foreign withholding tax)	$170,146
Affiliated dividend income	5,334

Total income	175,480

Expenses
Management fee	56,993

Net investment income (loss)	118,487

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(123,811)
In-kind redemptions	93,221

(30,590)

Net change in unrealized appreciation (depreciation) on investments	727,923

Net gain (loss) on investment transactions	697,333

Net Increase (Decrease) In Net Assets Resulting From Operations	$815,820

*	Commencement of operations.

See Notes to Financial Statements.
PGIM Jennison ETFs 37

PGIM Jennison Focused Value ETF

Statement of Changes in Net Assets

December 12, 2022* through August 31, 2023

Increase (Decrease) in Net Assets
Operations

Net investment income (loss)	$118,487
Net realized gain (loss) on investment and in-kind redemptions transactions	(30,590)
Net change in unrealized appreciation (depreciation) on investments	727,923

Net increase (decrease) in net assets resulting from operations	815,820

Dividends and Distributions
Distributions from distributable earnings	(12,409)

Fund share transactions
Net proceeds from shares sold (200,000 shares)	10,005,000
Shares sold in-kind (20,000 shares)	995,683
Shares redeemed in-kind (10,000 shares)	(515,330)

Net increase (decrease) in net assets from Fund share transactions	10,485,353

Total increase (decrease)	11,288,764

Net Assets:
Beginning of period	—

End of period	$11,288,764

*	Commencement of operations.

See Notes to Financial Statements.
38

PGIM Jennison Focused Value ETF

Financial Highlights

	December 12, 2022(a) through August 31, 2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.56
Net realized and unrealized gain (loss) on investment transactions	3.26
Total from investment operations	3.82
Less Dividends and Distributions:
Dividends from net investment income	(0.06)
Net asset value, end of period	$53.76
Total Return(c):	7.64%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,289
Average net assets (000)	$10,586
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75	%(e)
Expenses before waivers and/or expense reimbursement	0.75	%(e)
Net investment income (loss)	1.56	%(e)
Portfolio turnover rate(f)	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Jennison ETFs 39

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM Jennison Focused Growth ETF and PGIM Jennison Focused Value ETF (each a “Fund” and collectively, the “Funds”). PGIM Jennison Focused Value ETF is a diversified fund for purposes of the 1940 Act, and PGIM Jennison Focused Growth ETF is a non-diversified fund for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective(s)

PGIM Jennison Focused Growth ETF	Long-term growth of capital.

PGIM Jennison Focused Value ETF	Long-term growth of capital.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received

40

to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

PGIM Jennison ETFs 41

Notes to Financial Statements (continued)

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Funds securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Funds has the right to repurchase the securities in the open market using the collateral.

42

The Funds recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Funds also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison ETFs 43

Notes to Financial Statements (continued)

3.	Agreements

Pursuant to a management agreement with the RIC on behalf of the Funds (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the management agreement relating to each Fund, there is a unitary fee structure for the funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below.

Fund	Unitary Fee Rate

PGIM Jennison Focused Growth ETF	0.75%

PGIM Jennison Focused Value ETF	0.75%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of the subadviser.

The Bank of New York Mellon (“BNY”) serves as the Custodian, Transfer Agent and Administrative Agent for the Trust. BNY receives compensation from the Manager and is reimbursed for expenses, including custodian, transfer agency and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BNY under the Custodian, Transfer Agency and Service and Administration and Accounting Agreements.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential

44

Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Jennison Focused Growth ETF	$22,444,271	$13,448,735
PGIM Jennison Focused Value ETF	13,559,914	3,933,505

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2023, is presented as follows:

PGIM Jennison Focused Growth ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$—	$1,949,948	$731,847	$—	$ —	$1,218,101	1,218,101	$16,708

PGIM Jennison ETFs 45

Notes to Financial Statements (continued)

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

PGIM Institutional Money Market Fund(1)(b)(wi)

$—	$932,463	$588,731	$ 6	$(179)	$343,559	343,766	$5,633	(2)
$—	$2,882,411	$1,320,578	$ 6	$(179)	$1,561,660		$22,341
PGIM Jennison Focused Value ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$660,596	$431,529	$—	$—	$229,067	229,067	$5,334

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the period ended August 31, 2023, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
PGIM Jennison Focused Growth ETF (a)(b)	$(761,363)	$761,363
PGIM Jennison Focused Value ETF (b)	(93,221)	93,221

(a)	Net Operating Loss
(b)	Redemptions In Kind Adjustments

46

For the period ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
PGIM Jennison Focused Growth ETF	$—	$—	$—	$—
PGIM Jennison Focused Value ETF	12,409	—	—	12,409

For the period ended August 31, 2023, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Focused Growth ETF	$—	$—
PGIM Jennison Focused Value ETF	106,078	—

The United States federal income tax basis of the investments and the net unrealized appreciation as of August 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
PGIM Jennison Focused Growth ETF	$44,157,026	$13,714,796	$(400,233)	$13,314,563
PGIM Jennison Focused Value ETF	10,550,081	727,923	(7,736)	720,187

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Jennison Focused Growth ETF	$536,000	$—
PGIM Jennison Focused Value ETF	116,000	—

The Fund indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (August 31, 2024).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
PGIM Jennison Focused Growth ETF	$45,000	$—

The Manager has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period.

PGIM Jennison ETFs 47

Notes to Financial Statements (continued)

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 10,000 shares of each Fund.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if

48

applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Focused Growth ETF	194,007	22.3%
PGIM Jennison Focused Value ETF	200,000	95.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Jennison Focused Growth ETF	1	20.7%
PGIM Jennison Focused Value ETF	1	95.2
Unaffiliated:
PGIM Jennison Focused Growth ETF	1	75.6
PGIM Jennison Focused Value ETF	—	—

The Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the reporting period ended August 31, 2023, the Funds had subscriptions in-kind and had redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8.	Risks of Investing in the Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Focused Growth ETF	PGIM Jennison Focused Value ETF
Authorized Participant Concentration	X	X
Cash Transactions	X	X
Convertible Securities	X	–
Economic and Market Events	X	X
Equity and Equity-Related Securities	X	X
ETF Shares Trading	X	X
Foreign Securities	X	X
Growth Style	X	–
Initial Public Offerings	X	–
Large Capitalization Company	X	X
Large Shareholder and Large Scale Redemption	X	X
Management	X	X
Market Disruption and Geopolitical	X	X
Market	X	X
New/Small Fund	X	X
Non-Diversified Investment Company	X	–
Preferred Securities	X	–

PGIM Jennison ETFs 49

Notes to Financial Statements (continued)

Risks	PGIM Jennison Focused Growth ETF	PGIM Jennison Focused Value ETF
Value Style	–	X

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk: Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

50

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s

PGIM Jennison ETFs 51

Notes to Financial Statements (continued)

performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other ETFs.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

52

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

PGIM Jennison ETFs 53

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Preferred Securities Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred security to lose substantial value. Preferred securities also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.

54

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

9.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Funds.

PGIM Jennison ETFs 55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Jennison Focused Growth ETF and PGIM Jennison Focused Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Jennison Focused Growth ETF and PGIM Jennison Focused Value ETF (two of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 12, 2022 (commencement of operations) through August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period December 12, 2022 (commencement of operations) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the period ended August 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Focused Growth ETF	—	—

PGIM Jennison Focused Value ETF	100.00%	100.00%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

PGIM Jennison ETFs 57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Jennison ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since December 2017

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since December 2017

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund, President and Principal Executive Officer (“PEO”) (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since December 2017

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund, Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since December 2017

PGIM Jennison ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2017

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; Secretary (since September 2022) of the PGIM Private Credit Fund, Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since December 2017

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since December 2017

PGIM Jennison ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison ETFs

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer •
Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering
Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E.
McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer •
Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON ETFs

Fund	Ticker Symbol

PGIM Jennison Focused Growth ETF	PJFG

PGIM Jennison Focused Value ETF	PJFV

ETF1009E

PGIM PORTFOLIO BALLAST ETF

(PBL)

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Portfolio Ballast ETF informative and useful. The report covers performance for the period from the Fund’s inception on December 12, 2022 through August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Portfolio Ballast ETF

October 16, 2023

PGIM Portfolio Ballast ETF 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/23* Since Inception (%)

Net Asset Value (NAV)	7.02 (12/12/2022)

Market Price**	6.73 (12/12/2022)

S&P 500 Index

11.89

*Not annualized

**The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns.

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (December 12, 2022) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. The Fund assumes an initial investment on December 12, 2022, while the Index assume that the initial investment occurred on November 30, 2022. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Portfolio Ballast ETF 5

Your Fund’s Performance (continued)

Benchmark Definition

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/23

Top Future and Option Holdings	% of Net Assets

5-Year U.S. Treasury Notes	48.0%

2-Year U.S. Treasury Notes	9.4%

S&P 500 E-Mini Index	3.2%

10-Year U.S. Treasury Notes	0.8%

S&P 500 Index (FLEX)	0.1%

6 Visit our website at pgim.com/investments

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Portfolio Ballast ETF returned 7.02%, based on net asset value, in the reporting period from the Fund’s inception on December 12, 2022, through August 31, 2023. The Fund underperformed the 11.89% return of the S&P 500 Index (the Index) from November 30, 2022 through August 31, 2023.

What were the market conditions?

●

Global markets were off to the races in 2023, with broad-based gains across equities, despite a slight pullback in August. However, uncertainty regarding inflation and US Federal Reserve (Fed) policy led to a tug of war between risk-on and risk-off market sentiment.

●

On the inflation front, the Fed signaled that it may not be done hiking interest rates, and the economy remained resilient. Strong, underlying price pressures suggested that core inflation could remain elevated, supporting the odds that interest rates would stay high. US growth surprised to the upside, with a “soft landing” scenario becoming the market consensus.

What worked?

●

The Fund benefited from equity exposure in line with its expected 60% average allocation over a market cycle. In terms of interest rate exposure, shorter duration than the expected average fixed income exposure over a market cycle added value. These exposures were effected through the use of derivatives (futures and options).

What didn’t work?

●	Declining implied volatility and time decay of our options positions detracted from Fund performance.

Current outlook

●

PGIM Quantitative Solutions sees the current mosaic of macroeconomic and market data as historically consistent with recessions and lackluster risk-asset returns. Despite the positive performance of risk assets so far in 2023, it appears more prudent to err on the side of caution, waiting for evidence that supports the continuation of the risk-on rally. A still-hawkish Fed, stricter bank lending, negative business surveys, and high valuations are all reasons to favor quality and safety.

●

PGIM Quantitative Solutions remains skeptical that markets have somehow skipped the end of the business cycle; markets rarely bottom before a recession. At the same time, sustained economic strength at the end of the cycle could keep investor optimism higher for longer.

●	The Fund is positioned to participate in any more equity upside, and to provide downside protection in case of a downturn.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Portfolio Ballast ETF 7

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Portfolio Ballast ETF	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,087.20	0.45%	$2.37

Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2023

Description			Shares	Value

SHORT-TERM INVESTMENTS 100.0%

AFFILIATED MUTUAL FUND 5.7%
PGIM Core Government Money Market Fund (cost $1,615,814)(wj)			1,615,814	$1,615,814

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 71.1%
U.S. Treasury Bills	4.988%	10/26/23	10,000	9,919,174
U.S. Treasury Bills(k)	5.480	02/08/24	10,450	10,204,823

TOTAL U.S. TREASURY OBLIGATIONS
(cost $20,130,264)				20,123,997

OPTION PURCHASED*~ 23.2%
(cost $4,969,014)				6,565,219

TOTAL INVESTMENTS 100.0%
(cost $26,715,092)				28,305,030
Other assets in excess of liabilities(z) 0.0%				10,895

NET ASSETS 100.0%				$28,315,925

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

OTC—Over-the-counter

S&P—Standard & Poor’s

SGA—SG Americas Securities, LLC

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 9

Schedule of Investments (continued)

as of August 31, 2023

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (FLEX)	Call	12/07/27	$3,970.00	50	5	$6,565,219

(cost $4,969,014)

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
13	2 Year U.S. Treasury Notes	Dec. 2023	$2,649,461	$8,616
127	5 Year U.S. Treasury Notes	Dec. 2023	13,579,078	89,447
2	10 Year U.S. Treasury Notes	Dec. 2023	222,063	1,953
4	S&P 500 E-Mini Index	Sep. 2023	903,200	16,457

				$116,473

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

SGA	$—	$429,677

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Short-Term Investments
Affiliated Mutual Fund	$1,615,814	$—	$—

See Notes to Financial Statements.

10

	Level 1	Level 2	Level 3
Short-Term Investments (continued)
U.S. Treasury Obligations	$—	$20,123,997	$—
Option Purchased	—	6,565,219	—

Total	$1,615,814	$26,689,216	$—

Other Financial Instruments*
Assets
Futures Contracts	$116,473	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

U.S. Treasury Obligations	71.1%
Option Purchased	23.2
Affiliated Mutual Fund	5.7

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 11

Schedule of Investments (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$16,457	*	—	$—
Equity contracts	Unaffiliated investments	6,565,219		—	—
Interest rate contracts	Due from/to broker-variation margin futures	100,016	*	—	—

		$6,681,692			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures

Equity contracts		$81,140
Interest rate contracts		(614,855)

Total		$(533,715)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures
Equity contracts	$1,596,205	$16,457
Interest rate contracts	—	100,016

Total	$1,596,205	$116,473

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 4,969,014
Futures Contracts - Long Positions (2)	16,508,016

*	Average volume is based on average quarter end balances as noted for the period ended August 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

as of August 31, 2023

Assets

Investments at value:

Unaffiliated investments (cost $25,099,278)	$26,689,216

Affiliated investments (cost $1,615,814)	1,615,814

Due from broker—variation margin futures	14,319

Dividends receivable	7,318

Total Assets	28,326,667

Liabilities
Management fee payable	10,742

Net Assets	$28,315,925

Net assets were comprised of:
Common stock, at par	$1,060
Paid-in capital in excess of par	26,546,778
Total distributable earnings (loss)	1,768,087

Net assets, August 31, 2023	$28,315,925

Net asset value, offering price and redemption price per share, ($28,315,925 ÷ 1,060,000 shares of common stock issued and outstanding)	$26.71

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 13

Statement of Operations

For the Period December 12, 2022* through August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$647,327
Affiliated dividend income	38,730
Unaffiliated dividend income	33,058

Total income	719,115

Expenses
Management fee	84,994

Net investment income (loss)	634,121

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1)
Futures transactions	(533,715)

(533,716)

Net change in unrealized appreciation (depreciation) on:
Investments	1,589,938
Futures	116,473

1,706,411

Net gain (loss) on investment transactions	1,172,695

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,806,816

*	Commencement of operations.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

December 12, 2022* through August 31, 2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$634,121
Net realized gain (loss) on investment transactions	(533,716)
Net change in unrealized appreciation (depreciation) on investments	1,706,411

Net increase (decrease) in net assets resulting from operations	1,806,816

Dividends and Distributions
Distributions from distributable earnings	(38,729)

Fund share transactions
Net proceeds from shares sold (1,060,000 shares)	26,547,838

Total increase (decrease)	28,315,925

Net Assets:

Beginning of period	—

End of period	$28,315,925

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 15

Financial Highlights

	December 12, 2022(a) through August 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.61
Net realized and unrealized gain (loss) on investment transactions	1.14
Total from investment operations	1.75
Less Dividends and Distributions:
Dividends from net investment income	(0.04)
Net asset value, end of period	$26.71
Total Return(c):	7.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,316
Average net assets (000)	$26,311
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.45	%(e)
Expenses before waivers and/or expense reimbursement	0.45	%(e)
Net investment income (loss)	3.36	%(e)
Portfolio turnover rate(f)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

16

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Portfolio Ballast ETF (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to provide long-term capital growth with reduced volatility compared to the equity market.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some

PGIM Portfolio Ballast ETF 17

Notes to Financial Statements (continued)

of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

18

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has

PGIM Portfolio Ballast ETF 19

Notes to Financial Statements (continued)

realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to gain exposure to equities and fixed income. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit

20

risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Portfolio Ballast ETF 21

Notes to Financial Statements (continued)

3.	Agreements

Pursuant to a management agreement with the RIC on behalf of the Fund (the Management Agreement), PGIM Investments manages the Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising the Fund’s subadviser.

Pursuant to the management agreement relating to the Fund, there is a unitary fee structure for the fund whereby PGIM Investments is responsible for substantially all expenses of the Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. The Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of the Fund’s average daily net assets specified below.

Fund	Unitary Fee Rate
PGIM Portfolio Ballast ETF	0.45%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of the subadviser.

The Bank of New York Mellon (“BNY”) serves as the Custodian, Transfer Agent and Administrative Agent for the Trust. BNY receives compensation from the Manager and is reimbursed for expenses, including custodian, transfer agency and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BNY under the Custodian, Transfer Agency and Service and Administration and Accounting Agreements.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

22

4.	Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$4,969,014	$—

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the period ended August 31, 2023, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$15,827,316	$14,211,502	$—	$—	$1,615,814	1,615,814	$38,730

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Portfolio Ballast ETF 23

Notes to Financial Statements (continued)

For the period ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$38,729	$—	$—	$38,729

For the period ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,066,976	$707,378

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$21,746,078	$—	$(6,267)	$(6,267)

The difference between GAAP and tax was primarily attributable to mark-to-market futures and options contracts

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

7.	Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated

24

portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets”. A Creation Unit of PGIM Portfolio Ballast ETF consists of 20,000 shares of the Fund.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Portfolio Ballast ETF	1,000,000	94.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	94.3%
Unaffiliated	—	—

The Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the reporting period ended August 31, 2023, the Fund had no subscriptions in-kind and no redemptions in-kind.

PGIM Portfolio Ballast ETF 25

Notes to Financial Statements (continued)

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

26

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. Actively managed ETFs that use derivatives or other instruments as part of their investment strategy, such as the Fund, may experience wider

PGIM Portfolio Ballast ETF 27

Notes to Financial Statements (continued)

premiums or discounts between the market price for their shares and their NAVs than other types of ETFs, including index-tracking ETFs, that invest directly in securities or other more liquid instruments. As such, an investment in the Fund may be more volatile than a typical ETF.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Investment Program Risk: In pursuing its investment program, the Fund seeks to reduce volatility over a full market cycle, including by limiting Fund losses relative to the broader market. The subadviser may not be successful in limiting volatility and there is a risk that the Fund will experience losses consistent with, or greater than, the equity market during a market downturn. In addition, the Fund’s strategy of using options to capture market upside will limit the returns of the Fund during periods in which the market is rising, particularly during periods of rapid appreciation, and the Fund may not experience investment gains comparable to the broader market. The Fund may not be able to enter into, or close out, options transactions at times or in quantities the subadviser believes necessary to

28

accomplish the Fund’s investment strategy. Because the Fund’s strategy to limit volatility involves buying and selling options on one or more broad market indexes or financial instruments that seek to replicate or approximate the return of such an index, the Fund will incur additional costs in the form of options premiums that an investor would not incur investing directly in the securities of an index or in a fund that tracks the index directly, which costs will reduce the Fund’s returns. In addition, the Fund will forgo the opportunity to benefit fully from potential increases in value if the value of the instrument underlying an option rises above its strike price. Moreover, if the strike price of a purchased option is higher than the value of the underlying instrument at expiration, the option will expire worthless and the Fund will lose the premium paid for the option without a corresponding benefit.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in

PGIM Portfolio Ballast ETF 29

Notes to Financial Statements (continued)

the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and

30

smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Portfolio Ballast ETF 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Portfolio Ballast ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Portfolio Ballast ETF (one of the funds constituting PGIM ETF Trust, hereafter referred to as the “Fund”) as of August 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 12, 2022 (commencement of operations) through August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations, changes in its net assets and the financial highlights for the period December 12, 2022 (commencement of operations) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

32

Tax Information (unaudited)

For the period ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 100.00% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the period ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 54.39% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 54.39% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Portfolio Ballast ETF 33

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

34

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Portfolio Ballast ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since December 2017

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Portfolio Ballast ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since December 2017

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund, President and Principal Executive Officer (“PEO”) (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since December 2017

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund, Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since December 2017

PGIM Portfolio Ballast ETF

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2017

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; Secretary (since September 2022) of the PGIM Private Credit Fund, Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since December 2017

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since December 2017

PGIM Portfolio Ballast ETF

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Portfolio Ballast ETF

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C.Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online,go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available.You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Portfolio Ballast ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address.Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day.The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:
ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM PORTFOLIO BALLAST ETF

Fund	Ticker Symbol

PGIM Portfolio Ballast ETF	PBL

ETF1011E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2023 and August 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $240,300 and $143,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2023 and August 31, 2022, fees of $0 and $50,000 were billed to the registrant for services rendered by PwC in connection with the custodian and accounting conversion.

(c) Tax Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(d) All Other Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022

4(b)	Not applicable	0%

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2023 and August 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Barry H. Evens, Brian K. Reid, Laurie Simon Hodrick and Keith F. Hartstein.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 19, 2023